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                                                                   Exhibit 10.16


                              AGREEMENT OF SUBLEASE
                              ---------------------

        AGREEMENT OF SUBLEASE (this "Sublease"), dated as of August 5, 2004, by and between CIBC WORLD MARKETS CORP., a Delaware corporation, having offices at 425 Lexington Avenue, New York, NY 10017 ("Sublandlord") and Marvel Enterprises, Inc., a Delaware corporation, having offices at 10 East 40th Street, New York, New York 10016 ("Subtenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, pursuant to the terms of that certain Agreement of Lease, dated as of September 26, 2001 (as the same may be amended, restated or otherwise modified from time to time, the "Underlying Lease"), between 417 Fifth Avenue LLC, a Delaware limited liability company (as successor in interest to EBS Fifth Property Associates LLC) (the "Underlying Landlord"), the Underlying Landlord leased to Sublandlord certain premises, a portion of which consist of approximately 29,460 rentable square feet of space comprising the entire 11th floor and approximately 18,408 rentable square feet on the 10th floor (collectively, the "Subleased Premises"), as shown on Exhibit A attached hereto and made a part hereof, located in the building located at 417 Fifth Avenue, New York, New York (the "Building"); and

        WHEREAS, Subtenant desires to sublease from Sublandlord and Sublandlord is willing to sublet to Subtenant the Subleased Premises upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the rental payments to be made hereunder by Subtenant to Sublandlord and the mutual terms, covenants and conditions hereinafter set forth, Sublandlord does hereby sublet to Subtenant and Subtenant does hereby take and hire from Sublandlord the Subleased Premises. Capitalized terms used in this Sublease without other definition are used with the meanings specified therefor in the Underlying Lease.

        1. Commencement Date; Term. (a) Subject to the satisfaction of the condition set forth in Paragraph 29 hereof, the term of this Sublease (the "Term") shall commence on the date that Sublandlord tenders possession of the Subleased Premises in accordance with the terms hereof (the "Commencement Date"), which is anticipated to be on March 1, 2005 provided Underlying Landlord issues its written consent to this subletting on its standard form of consent or Underlying Landlord is deemed to consent to this subletting pursuant to the terms of Section 12(G) of the Underlying Lease (the "Underlying Landlord's Consent"), prior to such date and shall expire at 11:59 p.m. on September 29, 2011 (the "Expiration Date"), unless earlier terminated in accordance with the provisions hereof or pursuant to law. Sublandlord shall give Subtenant notice of the date of possession, if later than March 1, 2005, at least ten (10) days prior thereto.

                (b) Subtenant waives any right to rescind this Sublease and further waives the right to recover any damages which may result from Sublandlord's failure for any reason to deliver possession of the Subleased Premises on the date set forth in Paragraph 1(a)


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        hereof  for  the  commencement  of the  Term.  No such  failure  to give possession on the date set forth in Paragraph 1(a) hereof for the commencement of the Term shall in any way affect the validity of this Sublease or the obligations of Subtenant hereunder or give rise to any claim for damages by Subtenant or claim for rescission of this Sublease, nor shall the same be construed in any way to extend the Term; provided, however, that the Rent Commencement Date (as hereinafter defined) shall be extended two (2) days for every day that the Commencement Date occurs after April 1, 2005.

                (c) The parties conclusively agree that the rentable square footage of the Subleased Premises is 47,868 rentable square feet.

        2. Fixed Rent. Subtenant shall pay to Sublandlord, during the Term of this Sublease, annual fixed rental (the "Fixed Rent") as follows:

                (a) for the period from the Rent Commencement Date (as hereinafter defined) through the day preceding the third (3rd) anniversary of the Commencement Date, [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission] per annum, in equal monthly installments of [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission]; and

                (b) for the period from the third (3rd) anniversary of the Commencement Date through the Expiration Date, [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission] per annum, in equal monthly installments of [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission].

        All payments of Fixed Rent shall be made on or before the first day of every calendar month during the period beginning on the date that is the ten
(10) month anniversary of the Commencement Date, subject to extension as provided in Section 1(b) (the "Rent Commencement Date") and ending on the Expiration Date, both dates inclusive, however, Subtenant, as a condition to Sublandlord's execution and delivery hereof, shall deliver to Sublandlord a check for the first monthly installment of Fixed Rent upon the satisfaction of the condition set forth in Section 29 hereof, which amount Sublandlord shall apply to the first monthly installment of Fixed Rent payable hereunder. All Fixed Rent, and other sums and charges due to Sublandlord under this Sublease shall be paid by Subtenant at the office of Sublandlord set forth above, or at such other place as Sublandlord may designate in writing to Subtenant, without any counterclaim, setoff or deduction whatsoever, and without demand therefor. Payment of Fixed Rent and payment of any Additional Rent (as hereinafter defined) hereunder shall be by Subtenant's unendorsed check (subject to collection) drawn on a New York City bank which is a member of the New York Clearing House Association or a successor thereto or a bank that clears through the New York Clearing House Association or a successor thereto or by wire transfer of immediately available funds to an account designated by Sublandlord. If the Commencement Date is not the first day of a calendar month or the Expiration Date of this Sublease is not the last day of a calendar month, rent for the month in which the Rent Commencement Date or the Expiration Date occurs shall be pro-rated on a per diem basis.


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        Subtenant's  obligation to pay Fixed Rent hereunder  shall commence from and after the Rent Commencement Date for the remainder of the Term and shall survive the expiration or earlier termination of this Sublease.

        3. Additional Rent. Commencing on the Commencement Date, Subtenant shall pay as additional rent to Sublandlord upon demand all sums (other than Fixed
Rent) payable by Subtenant pursuant to this Sublease ("Additional Rent") and including (i) fifty and thirty-seven hundredths percent (50.37%) ("Subtenant's Proportionate Share") of all charges payable by Sublandlord to Underlying Landlord pursuant to the provisions of Artic1e 28 of the Underlying Lease; provided, however, that if the Tenant's Proportionate Share under the Underlying Lease becomes greater than or less than 26.87%, Subtenant's Proportionate Share shall be reduced or increased accordingly, and provided, further, the terms "Base Labor Year" and "Base Tax Year" shall have the meanings set forth in
Section 6(a) hereof) and (ii) one hundred percent (100%) of all electricity, heat and condenser water costs pursuant to Section 21 hereof, and all other costs, fees and expenses in connection with Subtenant's particular use or manner of use of the Subleased Premises or the Building (including, without limitation, freight elevators and loading docks) or services provided by the Underlying Landlord to Subtenant which are not included in Sublandlord's operating expenses (such as expanded cleaning services or fees for review of plans and specifications in connection with any alterations). If Sublandlord is required by Underlying Landlord under the Underlying Lease to make advance payment or deposits of such charges, Subtenant shall make advance payments or deposits to Sublandlord in the proper amounts consistent with the above provisions. Subtenant's obligations under the provisions of this Paragraph 3 shall be apportioned for any period at the beginning or end of the Term of this Sublease that is less than a full calendar year. Sublandlord shall have the right to demand payment during or after the expiration or earlier termination of this Sublease.

        All other costs and expenses that Subtenant assumes or agrees to pay pursuant to this Sublease shall be deemed Additional Rent and, in the event of nonpayment, Sublandlord shall have all the rights and remedies provided for herein, in the Underlying Lease, at law or in equity in case of the nonpayment of Rent. If Subtenant shall fail to pay any installment of Fixed Rent or any amount of Additional Rent within seven (7) days after the date such installment or payment becomes due, Subtenant shall also pay to Sublandlord the fees and charges, and the interest on the amount overdue, at the rates, and as otherwise required by Section 19 and the other provisions of the Underlying Lease.

        Subtenant's obligation to pay Additional Rent hereunder shall commence from and after the Commencement Date for the remainder of the Term and shall survive the expiration or earlier termination of this Sublease.

        4. Commercial Rent Tax. If any commercial rent or occupancy tax shall be levied against Subtenant based upon the Fixed Rent or Additional Rent payable by Subtenant hereunder, Subtenant shall (a) complete and file with the appropriate taxing authority all forms required in connection with such tax, and (b) pay the same to the taxing authority and provide evidence to Sublandlord of such payment, or, in the event such tax is levied against or paid by Sublandlord, Subtenant shall reimburse Sublandlord for the amount of such tax and shall provide Subtenant with documentation evidencing payment of such tax.


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        5.  Use.  Subtenant  shall  use  the  Subleased  Premises  for  general, executive and administrative offices and for uses incidental and ancillary thereto and for no other purpose, and shall use and occupy the Subleased Premises in full compliance with the terms of the Underlying Lease.

        6. Incorporation By Reference. (a) This Sublease shall be expressly subject and subordinate to (i) all of the terms, covenants and conditions contained in the Underlying Lease, except such terms, covenants and conditions as are specifically set forth in this Paragraph 6 as "Excluded Provisions," and
(ii) all other matters to which the Underlying Lease is subordinate. A true and complete copy (except for certain redacted provisions) of the Underlying Lease is annexed hereto as Exhibit B. Except as set forth in the immediately succeeding sentence, the terms, covenants and conditions of the Underlying Lease (collectively, the "Incorporated Provisions") are incorporated herein by reference. Sections l(A)(i), 1(A)(ii), 1(A)(iii), 1(A)(v), 1(A)(vi), l(A)(ix), l(A)(x), l(A)(xii), l(A)(xiii), 1(A)(xiv), 1(C), 1(D), 1(E), 2(A), 2(B)(i)(d),
(e) and (g), Sections 7(C), 10(B)(ii), the final sentence of 12(C), 12J, the final two sentences of 15, 21(B), 39(E), Articles 13, 23, 27, 36, 41, 42 and 43 and Exhibits 1-A through 1-F and Exhibit 2 of the Underlying Lease (collectively, the "Excluded Provisions"), are specifically excluded from the Incorporated Provisions and shall not be binding upon Subtenant and shall not be incorporated into the terms of this Sublease. Except to the extent that the Incorporated Provisions are inapplicable or are modified by the provisions of this Sublease, the Incorporated Provisions binding or inuring to the benefit of the landlord thereunder shall, in respect of this Sublease, bind or inure to the benefit of Sublandlord, and the Incorporated Provisions, binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such Incorporated Provisions were completely set forth in this Sublease, and as if the word "Landlord" or words of similar import, wherever the same appear in the Incorporated Provisions (other than with respect to Articles 4, 10 and 11 and Section (9D) of the Underlying Lease and any representations and warranties made by Underlying Landlord pursuant to the Underlying Lease), were construed to mean Sublandlord, and as if the word "Tenant" or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean Subtenant, and as if the word "Premises," or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean the Subleased Premises, and as if the word "Lease," or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean this Sublease, and as if the words "Tenant's Proportionate Share" or words of similar import were construed to mean Subtenant's Proportionate Share, and as if the word "Rent" or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean Fixed Rent in this Sublease, and as if the word "additional rent" or words of similar import, wherever the same appear in the Incorporated Provisions, were construed to mean "Additional Rent" in this Sublease. For the purposes of this Sublease, the definition of "Base Labor Year" in the Underlying Lease shall be defined as "the calendar year 2005" and the term "Base Tax Year" shall be defined as "the Tax Year (as defined in Article 28 of the Underlying Lease) 2005/2006."

                (b) Whenever, pursuant to a provision of the Underlying Lease incorporated herein by reference, Sublandlord is required to take some action by a date certain or within a certain time period, other than the making of a payment of Fixed Rent or Additional Rent hereunder, Subtenant shall take such action at least three (3) business


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        days prior to the date or time for  Sublandlord's  performance under the
        Underlying   Lease.  If,  because  of  the  time  period  specified  for performance in the Underlying Lease, Subtenant cannot perform hereunder within the time period mentioned in the previous sentence, Subtenant shall not be in default hereunder so long as Subtenant performs at least
        two  (2)  business   days  prior  to  the  date  or  time  required  for
        Sublandlord's performance under the Underlying Lease.

                (c) If any of the express provisions of this Sublease shall conflict with any of the Incorporated Provisions, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease. If Subtenant receives any notice or demand from Underlying Landlord under the Underlying Lease, Subtenant shall deliver a copy thereof to Sublandlord by facsimile or reputable overnight courier the next business day or as soon thereafter as is reasonably possible.

                (d) This Sublease is expressly subject and subordinate to the provisions of, Section 12(I) of the Underlying Lease as set forth therein as well as being expressly incorporated herein by reference.

        7. Performance By Sublandlord. So long as Subtenant is not in default of any of its monetary or material obligations hereunder beyond the expiration of any applicable grace period, Sublandlord shall not do, suffer or permit anything to be done on Sublandlord's behalf (including, without limitation, to fail to make any rental payments due under the Underlying Lease) which will result in a default under, or cause the termination of, the Underlying Lease with respect to the Subleased Premises. So long as Subtenant is not in default of any of its monetary or material obligations hereunder beyond the expiration of any applicable grace period, Sublandlord shall comply with the provisions of the Underlying Lease, but Sublandlord shall not be required to furnish, supply or install anything required under the Underlying Lease and Subtenant shall look solely to Underlying Landlord for such furnishing, supplying and installation including, without limitation, any repair, restoration or services to be provided under the Underlying Lease. Sublandlord agrees to promptly send to Subtenant copies of all bills, statements or notices, including any notices of default or termination, pertaining to the Underlying Lease which Sublandlord receives during the Term of this Sublease with respect to the Subleased Premises. Sublandlord shall have no liability or responsibility whatsoever for Underlying Landlord's failure or refusal to perform under the Incorporated Provisions, unless such failure or refusal to perform is due solely to the default of Sublandlord under the Underlying Lease. Upon Sublandlord's receipt of a written notice from Subtenant that Sublandlord has failed to perform an obligation under the Incorporated Provisions or that the Underlying Landlord has failed to perform an obligation under the Underlying Lease, Sublandlord may, at its sole and exclusive option (which election shall be promptly made by Sublandlord and notice thereof given to Subtenant promptly thereafter) either:
(a) use diligent efforts to cause Underlying Landlord to observe and perform the same, but at the sole reasonable cost and expense of Subtenant (including, without limitation, reasonable attorneys' fees and expenses), provided, however, that Sublandlord does not guarantee Underlying Landlord's compliance with the Incorporated Provisions, or (b) direct Subtenant to pursue its claim directly against Underlying Landlord (which may be done in Subtenant's name, or, if required as a matter of law or otherwise, in the name of Sublandlord, in either event at Subtenant's sole cost and expense), in which event, Sublandlord shall use reasonable efforts to cooperate with Subtenant,


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at Subtenant's sole cost and expense. If Sublandlord  institutes suit, it or its attorney shall keep Subtenant fully apprised at all times of the status of such action or proceeding and shall not settle the same without the prior consent of Subtenant, which consent shall not be unreasonably withheld. Subtenant shall indemnify and hold harmless Sublandlord from and against any and all claims arising from, or in connection with, any claim made in Sublandlord's name including, without limitation, all fines, suits, demands, reasonable attorneys' fees and other reasonable costs and disbursements incurred in connection with any such claim. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublandlord's rights under the Underlying Lease with respect to the Subleased Premises. Notwithstanding any provision to the contrary contained herein, as to the Incorporated Provisions, Sublandlord shall not be required to make any payment or perform any obligation, and Sublandlord shall have no liability to Subtenant for any matter whatsoever, except for (so long as Subtenant is not in default of its monetary or material obligations hereunder beyond the expiration of any applicable grace periods) (i) Sublandlord's obligation to pay Rent or Additional Rent due under the Underlying Lease, and (ii) Sublandlord's obligation to use diligent efforts, upon the written request of Subtenant, but at the sole reasonable cost and expense of
Subtenant  (including,  without  limitation,   reasonable  attorneys'  fees  and
expenses),   to  cause  Underlying   Landlord  to  observe  and/or  perform  its
obligations under the Underlying Lease (or, in the alternative, to direct Subtenant to pursue its claims against Underlying Landlord) in accordance with this Paragraph 7. Notwithstanding anything herein or in the Underlying Lease to the contrary, Sublandlord shall not be responsible for any failure or refusal to perform (or the interruption of services), for any reason whatsoever (unless such failure or refusal to perform (or the interruption of services) is due solely to the default of Sublandlord under the Underlying Lease) of the services or facilities that may be appurtenant to or supplied at the Building, by the Underlying Landlord or otherwise, including, without limitation, heat, air conditioning, water, elevator service, security and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any: (i) abatement, diminution or reduction of Subtenant's obligations under this Sublease (unless Sublandlord receives a corresponding abatement, diminution or reduction under the Underlying Lease) or (ii) liability on the part of Sublandlord, unless such failure or refusal to perform (or the interruption of services) is due solely to the default of Sublandlord under the Underlying Lease.

        8. Underlying Lease. (a) Subtenant shall not do, suffer or permit any act or thing to be done in the Subleased Premises or in the Building which may constitute a breach or violation of, or a default under, the Underlying Lease. Subtenant shall indemnify and hold Sublandlord harmless from and against any and all losses, damages, liabilities, claims, penalties, interest, fees, costs and expenses, including without limitation reasonable attorneys' fees and disbursements, which may be sustained or incurred by, or alleged against, Sublandlord by reason of Subtenant's breach of the covenant set forth in the immediately preceding sentence.

                (b) Except with Subtenant's prior written consent, Sublandlord covenants and agrees that it will not modify or amend the Underlying Lease so as to reduce Subtenant's rights, or increase its obligations hereunder, except to a de minimis extent. Sublandlord shall promptly furnish Subtenant with a copy of any amendment to the Underlying Lease.

        9. Maintenance and Repair. Subtenant shall take good care of the Subleased Premises and shall assume the responsibility for repairs which may be necessary during the Term


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of this  Sublease in accordance  with Article 4 and the other  provisions of the
Underlying Lease, excepting only those services and repairs, if any, which Underlying Landlord may be obligated to provide and to make under the terms and provisions of the Underlying Lease.

        10. Condition of the Subleased Premises; Alterations, etc. (a) Subtenant shall accept the Subleased Premises on the Commencement Date in their "as is" condition as of the date of this Sublease, broom clean and vacant of Sublandlord's personnel and personalty (other than the FF&E (as hereinafter defined)), subject to normal wear and tear, damage by fire and other casualty and any condemnation event. Sublandlord hereby covenants and agrees to maintain the insurance required by Article 9 of the Underlying Lease through the Commencement Date and to the extent there is damage to the Subleased Premises or the FF&E that is not repaired or replaced prior to the Commencement Date, Sublandlord shall pay the net proceeds of any such insurance insuring such damage to Subtenant.

                (b) Sublandlord shall not otherwise be under any obligation to make or pay for any alterations, additions, installations, substitutions, improvements, decorations or costs of restoration, removal or repair of any kind or nature whatsoever relating to the Subleased Premises. Notwithstanding anything to the contrary in the Underlying Lease or the Incorporated Provisions, except as specifically set forth herein, Sublandlord makes no representations or warranties whatsoever with respect to the condition of the Subleased Premises or the Building. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations, and inspections of the Subleased Premises.

                (c) Sublandlord shall have no obligations whatsoever to alter, improve, decorate or otherwise prepare the Subleased Premises for Subtenant's occupancy, except that Sublandlord shall:

              (i)  deliver  to  Subtenant  a form  ACP-5,  duly  executed  by an
appropriate   party  and  covering  the  Subleased   Premises   indicating  that
Subtenant's work may be performed as a non-asbestos project;

              (ii) deliver the bathrooms inside the Subleased Premises in compliance with the applicable building codes;

              (iii) remove all building code violations against the Subleased Premises, if any, that would delay Subtenant from obtaining a building permit for its Initial Alterations (as hereinafter defined) or a final approval for such Initial Alterations; and

              (iv) repair any damage to the Subleased Premises caused during Sublandlord's move-out.

                (d) Subtenant shall submit to Sublandlord and Underlying Landlord simultaneously, the plans and specifications depicting any proposed Alterations (which shall be in form reasonably acceptable to Sublandlord and Underlying Landlord (provided, Underlying Landlord shall accept the same from Subtenant) and, in any event,


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        in the  form  required  by the  Underlying  Lease)  and  which  shall be reviewed by Sublandlord and Underlying Landlord for review, in each case, at the sole, cost and expense of Subtenant. Subtenant agrees that upon receiving Underlying Landlord's and Sublandlord's consent to such plans and specifications pursuant to Article 3 of the Underlying Lease (as consented to, the "Approved Plans and Specifications"), Subtenant shall cause such Alterations to be constructed pursuant to the Approved Plans and Specifications.

        11. Assignment and Subletting. (a) Subtenant shall not, by operation of law or otherwise, assign, sell, mortgage, pledge or in any manner transfer this Sublease or any interest therein, or sublet the Subleased Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Subleased Premises by any person except in accordance with the provisions of Article 12 of the Underlying Lease. Notwithstanding the foregoing, if this Sublease shall be assigned or if the Subleased Premises or any part thereof shall be sublet or occupied by any person or persons other than the original Subtenant named herein, Sublandlord may collect rent from any such assignee and/or any subtenants or occupants, and apply the net amounts collected to the Fixed Rent and Additional Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Sublease, including without limitation this Paragraph, or the acceptance of the assignee, subtenant or occupant as a subtenant, or a release of any person from the further performance by such person of the obligations of Subtenant under this Sublease.

                (b) Sublandlord's consent to any assignment or subletting shall neither release Subtenant from its liability for the performance of Subtenant's obligations hereunder during the balance of the Term nor constitute Sublandlord's consent to any further assignment or subletting.

                (c) If Sublandlord shall give its consent to any assignment of this Sublease or to any subletting or if Subtenant shall enter into any other assignment or subsublease permitted hereunder, Subtenant shall in consideration therefor, pay to Sublandlord as Additional Rent an amount equal to fifty (50%) percent of Subtenant's profit in respect of any such assignment or subsubletting that is not otherwise payable to Underlying Landlord pursuant to the terms of, and as defined in, Section 12(J) of the Underlying Lease or otherwise less:

              (i) in the case of an assignment, all expenses actually incurred by Subtenant on account of brokerage commissions, legal expenses, tenant improvement allowances, rent credits and advertising costs in connection with such assignment, provided that Subtenant shall submit to Sublandlord a receipt evidencing the payment of such expenses (or other proof of payment as Sublandlord shall reasonably require); and

              (ii) in the case of subletting, all expenses actually incurred by Subtenant on account of brokerage commissions, legal expenses, tenant improvement allowances, rent credits, advertising costs and the cost of demising the premises so sublet in connection with such subsublease, provided that Subtenant shall submit to Sublandlord a receipt evidencing the payment of such expenses (or other proof of payment as Sublandlord shall reasonably require), provided, however, in each case of the foregoing clauses (i) and (ii), such expenses shall only be


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deducted to the extent not  previously  deducted by  Underlying  Landlord in the calculation of the profit payable to Underlying Landlord pursuant to the terms of, and as defined in, Section 12(J) of the Underlying Lease or otherwise. The sums paid under this subparagraph (c) of this Paragraph 11 shall be paid to Sublandlord as and when payable by the subsubtenant to Subtenant.

        12. Remedies. In the event Subtenant defaults in the performance of any of the terms, covenants or conditions of this Sublease or of the Underlying Lease, Sublandlord shall be entitled to exercise any and all of the rights and remedies to which it is entitled by law or in equity, and also any and all of the rights and remedies specifically provided for in the Underlying Lease, which are hereby incorporated herein and made part hereof with the same force and effect as if herein specifically set forth in full, and wherever in the Underlying Lease rights and remedies are given to Underlying Landlord, the same shall be deemed to refer to Sublandlord.

        13. End of Term; Holdover. (a) On the date upon which the Term shall expire and come to an end, whether on expiration, surrender, by lapse of time, termination or otherwise, Subtenant, at Subtenant's sole cost and expense, shall quit and surrender the Subleased Premises to Sublandlord in the same good order and condition as Sublandlord delivers them to Subtenant and otherwise as required by the Underlying Lease on the Expiration Date, as defined in the Underlying Lease except that Subtenant shall have no obligation to remove any existing Alterations in the Subleased Premises. However, Subtenant shall remove the Alterations made by it and all of its personal property and business fixtures to the extent required by Paragraph 31 hereof or Article 3 of the Underlying Lease as incorporated herein by reference.

                (b) The parties recognize and agree that the damage to Sublandlord resulting from any failure by Subtenant to timely surrender possession of the Sublease Premises as aforesaid will be substantial, will exceed the amount of the monthly installments of Fixed Rent theretofore payable hereunder, and will be impossible to accurately measure. Subtenant therefore agrees that if possession of the Subleased Premises is not surrendered to Sublandlord within twenty-four (24) hours of the Expiration Date or sooner termination of the Term, in addition to any other rights or remedy Sublandlord may have hereunder, at law or in equity, and in addition to all Additional Rent due or accruing during any holdover period, Subtenant shall pay to Sublandlord for each month and for each portion of any month hereunder during which Subtenant holds over in the Subleased Premises after the Expiration Date or sooner termination of the this Sublease, a sum equal to (i) one and one half (1 1/2) times the aggregate of the Rent (as defined in the Underlying Lease) that is payable by Sublandlord under the Underlying Lease during the last month of the term thereof ("Sublandlord's Last Month's Rent") for the entire Premises (as defined in the Underlying Lease) for the first (1st) month or portion thereof that Subtenant holds over, (ii) two hundred percent (200%) of Sublandlord's Last Month's Rent for the entire Premises for the second (2nd) month or portion thereof during which Subtenant continues to hold over and (iii) three hundred percent (300%) of Sublandlord's Last Month's Rent for the entire Premises for the third
        (3rd) and each succeeding month or portion thereof during which Subtenant continues to hold over, in each case, following the Expiration Date or sooner termination of this Sublease. Nothing herein contained shall be deemed to permit Subtenant to retain possession of the Subleased Premises after the Expiration Date or sooner termination of this Sublease and no acceptance by


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        Sublandlord  of payments from  Subtenant  after the  Expiration  Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Subtenant in accordance with the provisions of this Paragraph 13, which provisions shall survive the Expiration Date or sooner termination of this Sublease. If Subtenant shall hold-over or remain in possession of any portion of the Subleased Premises more than ninety (90) days beyond the Expiration Date or earlier termination of this Sublease, notwithstanding the acceptance of any rent and Additional Rent paid by Subtenant pursuant to the preceding provisions, Subtenant shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of lost opportunities (and/or new leases) by Underlying Landlord to re-let the Premises (or any part thereof). All damages to Sublandlord and Underlying Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Sublandlord and Underlying Landlord in any summary proceedings against Subtenant.

                (c) Notwithstanding the foregoing, to the extent Sublandlord, its successors, assigns and/or other subtenants are occupying any of the Premises (as defined in the Underlying Lease) after September 30, 2011, the amounts payable by Subtenant for holding over in the Subleased Premises shall be the product of (a) the applicable multiplier as set forth in clauses (i), (ii) and (iii) of subparagraph (b) times (b) the Fixed Rent and any Additional Rent payable during the last month of the Term, and from and after the date Sublandlord, its successors, assigns and/or other subtenants are no longer occupying any of the Premises and Subtenant continues to hold-over in the Subleased Premises the amount payable by Subtenant shall be calculated in accordance with subparagraph
        (b) hereof.

        14. Subordination; Attornment. This Sublease is subject and subordinate to the Underlying Lease. In the event of termination of the Underlying Lease, and re-entry and dispossession of the Sublandlord by Underlying Landlord, Underlying Landlord, may, at its option, take over all right, title and interest of Sublandlord under this Sublease and Subtenant shall, at Underlying Landlord's option, attorn to Underlying Landlord, as the case may be, pursuant to the terms of this Sublease, except that Underlying Landlord shall not be bound, liable or obligated (as appropriate) for or with respect to the matters set forth in
Section 12(P) of the Underlying Lease.

        15. Damage, Destruction and Other Casualty. (a) Notwithstanding anything to the contrary set forth in this Sublease or in the Incorporated Provisions, if the Subleased Premises or any portion thereof shall be damaged by fire or other casualty or be condemned or taken in any manner for a public or quasi-public use, Subtenant agrees that it shall be the obligation of the Underlying Landlord and not of Sublandlord to repair, restore or rebuild the Subleased Premises. Subject to subparagraph (b) below, in the event of such casualty or condemnation, this Sublease shall continue in full force and effect, unless in connection therewith Underlying Landlord or Sublandlord terminates the Underlying Lease pursuant to the provisions thereof. Pending restoration of any damage caused by such casualty or taking, to the extent Sublandlord, as tenant under the Underlying Lease, actually receives an abatement of rent payable pursuant to the Underlying Lease, Fixed Rent and other rent payable pursuant to this Sublease shall be apportioned (in proportion to the portion of the Subleased Premises as is useable) during the period of any such abatement in the same proportion as the abatement provided to Sublandlord


                                       10
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as tenant under the Underlying  Lease. In the event of a condemnation or taking,
Subtenant shall be entitled to the portion of any award that relates to the Subleased Premises (or the portion thereof so affected) received by Sublandlord with respect to the Underlying Lease, this Sublease or the Subleased Premises; provided, however, that with respect to a temporary taking of the Subleased Premises, Subtenant shall be entitled to the portion of the award received by Sublandlord that relates to the Subleased Premises (or the portion thereof so affected) during the Term of this Sublease.

                (b) If (i) fifty percent (50%) or more of the rentable area of the Subleased Premises is damaged or rendered untenantable by fire or other casualty and (ii) Sublandlord shall have notified Subtenant that the Restoration Date (as defined in the Underlying Lease) exceeds twelve
        (12) months  following  the sixty (60) day estimate  period  provided in
        Section 10(b)(ii) of the Underlying Lease, then Subtenant shall have the right to terminate this Sublease, but only by giving written notice ("Subtenant's Termination Notice") thereof to Sublandlord within seven
        (7) days after  receipt of notice  from  Sublandlord  pursuant to clause
        (ii) of this Section 15(b). If Subtenant shall exercise such right to terminate this Sublease, then: (x) this Sublease and the term and estate hereby granted shall terminate on the later of (A) the date specified in Subtenant's Termination Notice (which date shall not be more than thirty
        (30) days after the date of the giving of Subtenant's Termination Notice) or (B) the date Subtenant vacates the Subleased Premises and removes all of its property and the FF&E therefrom, but in no event later than ninety (90) days after the giving of Subtenant's Termination Notice (or such earlier date as Underlying Landlord may require pursuant to the terms of the Underlying Lease), provided that Subtenant shall continue to pay all Fixed Rent and Additional Rent and perform all of its obligations with respect to the Subleased Premises through such termination date (less any abatement), in each ease, with the same force and effect as if that were the date hereinbefore set for the expiration of the Term, and (y) the Fixed Rent and Additional Rent shall be apportioned as of such dates.

                (c) The parties agree that this Article constitutes "an express agreement to the contrary" governing any case of damage or destruction of the Subleased Premises or the Building by fire or other casualty under Section 227 of the New York Real Property Law, and such law or any other law of like import providing to the contrary now or hereafter in force shall have no application.

        16. Authority. The person signing this Sublease on behalf of Sublandlord and the person signing this Sublease on half of Subtenant, each represents that he or she has full right and authority to execute this Sublease on behalf of such party, and that this Sublease constitutes a valid and binding obligation of Sublandlord or Subtenant, as the case may be, enforceable against such party in accordance with its terms.

        17. Confidentiality. Subtenant shall treat the terms of the Underlying Lease with confidentiality and agrees not to disclose the terms thereof to any person or entity, except as may be otherwise required by law. Each of Subtenant and Sublandlord shall treat the terms of this Sublease with confidentiality and agrees not to disclose the terms thereof to any person or entity without the consent of the other, which consent shall not be unreasonably withheld or delayed.


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        18. Consents and Approvals.  Except as otherwise  provided  specifically herein, whenever it is provided in the Underlying Lease that the prior written consent or approval or other act of the Underlying Landlord is required for or as a condition to any act on the part of Sublandlord, then for the purpose of this Sublease the prior written consent or approval or other act of Sublandlord and Underlying Landlord shall be required for or as a condition to any corresponding act on the part of Subtenant. Sublandlord shall cooperate with Subtenant in obtaining the consent or approval of Underlying Landlord, and shall upon request of Subtenant, promptly make any such request and submit any necessary information (after Sublandlord's receipt of such information from Subtenant) for the consent or approval of Underlying Landlord. Whenever the consent or approval of Underlying Landlord is required under the Underlying Lease, if Underlying Landlord shall withhold its consent or approval for any reason, or delay the giving of such consent or approval, Sublandlord shall be deemed to be acting reasonably if it shall also withhold or delay its consent or approval.

        19. Notices. All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be personally delivered, sent by reputable overnight courier delivery service or sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid. Notices, consents, approvals, demands and requests which are served upon Sublandlord or Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder on the day personally delivered or refused, the next business day after sending by overnight courier as aforesaid or on the third (3rd) business day after mailing as aforesaid. All notices, consents, approvals, demands, and requests given to Sublandlord or Subtenant shall be addressed to the address set forth at the beginning of this Sublease (except that any notice to be delivered to Subtenant hereunder after the Commencement Date shall be delivered to Subtenant at the Subleased Premises) with a copy at the same time and in the same manner, in the case of notices to Sublandlord, to Robert I. Bressman, Esq., Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019 and in the case of notices to Subtenant, to Executive Vice President and General Counsel, Marvel Enterprises Inc., at the Subleased Premises. Either party may from time to time change the names and/or addresses to which notices, consents, approvals, demands and requests shall be addressed by a notice given in accordance with the provisions of this Paragraph. Notices hereunder from either party may be given by such party's attorney.

        20. Termination of Underlying Lease. If for any reason the Term of the Underlying Lease with respect to the Subleased Premises shall terminate prior to the Expiration Date, this Sublease shall thereupon be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless both: (a) Subtenant shall not then be in default of any of its monetary or material obligations under this Sublease, and (b) said termination shall have been effected because of the breach or default of Sublandlord under the Underlying Lease. Notwithstanding the foregoing, Sublandlord shall be liable to Subtenant if the provisions of clause (a) above are satisfied and the Term of the Underlying Lease shall terminate prior to the Expiration Date, other than as permitted by the terms of the Underlying Lease, including but not limited to, early voluntary termination or surrender of the Underlying Lease unless Underlying Landlord agrees not to disturb the occupancy of Subtenant in the Subleased Premises, and recognizes Subtenant as a direct tenant of Underlying Landlord under the then executory terms of this Sublease.


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        21.  Electricity;  HVAC. (a) Subtenant  acknowledges that electricity is furnished to the Subleased Premises by Underlying Landlord under the Underlying Lease on a submetered basis and that Subtenant shall pay as Additional Rent all charges payable for electricity with respect to the Subleased Premises during the Term in accordance with the provisions of Section 29(H) of the Underlying
Lease  at  the  cost  (including,  without  limitation,   Underlying  Landlord's
supervision and overhead charge, submeter installation, if required, and maintenance costs and taxes) that Underlying Landlord charges Sublandlord pursuant to the terms of the Underlying Leases. Subject to the terms of the Underlying Lease, the Subleased Premises shall be provided with six (6) watts connected electrical load per rentable square foot by Underlying Landlord.

                (b) Subtenant shall be allowed the use of the existing air conditioning units serving the Subleased Premises, which shall be in good working order on the Commencement Date. Subtenant acknowledges that condenser water is furnished to the air conditioning units located on the 10th" floor and one unit on the 11th floor of the Subleased Premises by Underlying Landlord under the Underlying Lease on a submetered basis and that Subtenant shall pay as Additional Rent all charges payable for such condenser water consumption during the Term in accordance with the applicable provisions of Section 29(C) (other than the tap-in fee) and
        Section 29(D) of the Underlying Lease. Subtenant shall be responsible for all electricity costs associated with its use of the air conditioning units on both the 10th and 11th floors of the Subleased Premises. Subtenant shall be solely responsible, at its sole cost and expense, for the service and maintenance of all such air conditioning units pursuant to the terms and conditions of Article 29 of the Underlying Lease, and Subtenant shall enter into and maintain service and maintenance contracts with respect thereto throughout the Term of this Sublease; provided, however, that Sublandlord shall, if requested by Subtenant and if permitted, assign any service and maintenance contracts covering the equipment to Subtenant upon the Commencement Date.

        22. Insurance. Subtenant shall comply with the insurance requirements imposed upon Sublandlord as "Tenant" under Article 9 of the Underlying Lease as incorporated herein. Such insurance shall name Sublandlord and Underlying Landlord as additional insured parties as their respective interests may appear. Subtenant shall furnish Sublandlord with certificates evidencing such insurance prior to the Commencement Date.

        23. Right to Cure Defaults and Damages. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder within the applicable cure and grace period, if any, then Sublandlord shall have the right, but not the obligation, after five (5) days' notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublandlord shall deem reasonably necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees and disbursements. Subtenant shall pay to Sublandlord upon demand all sums so paid by Sublandlord and all incidental costs and expenses of Sublandlord in connection therewith, together with the charges and interest thereon in the amounts and at the rates set forth in
Section 19(B) of the Underlying Lease.


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        24.  Brokerage.  Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Sublease other than, on the part of Sublandlord, CB Richard Ellis, Inc., and, on the part of Subtenant, Cushman & Wakefield, Inc. (the "Brokers"). The execution and delivery of this Sublease by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Subtenant shall indemnify and hold Sublandlord harmless from and against any and all claims for commission, fee or other compensation by any person other than the Brokers who shall claim to have dealt with Subtenant in connection with this Sublease and for any and all costs incurred by Sublandlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Sublandlord shall indemnify and hold Subtenant harmless from and against any and all claims for commission, fee or other compensation by any person including the Brokers who shall claim to have dealt with Sublandlord in connection with this Sublease and for any and all costs incurred by Subtenant in connection with such
claims,   including,   without  limitation,   reasonable   attorneys'  fees  and
disbursements. Sublandlord shall pay the Brokers' commission pursuant to a separate brokerage agreement. This provision shall survive the expiration or earlier termination of this Sublease.

        25. No Waiver. The failure of either party to insist in any one or more cases upon the strict performance or observance of any obligation hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation, right or option. Sublandlord's receipt and acceptance of Fixed Rent or Additional Rent, or either party's acceptance of performance of any other obligation by the other party, with or without knowledge of such other party's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by either party of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by that party.

        26. Complete Sublease. There are no representations or prior or contemporaneous oral or prior written agreements, arrangements or understandings, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated other than by a written agreement executed by both parties.

        27. Successors and Assigns. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In the event of any assignment or transfer of Sublandlord's interest in the Underlying Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease arising from and after the date of any such assignment or transfer.

        28. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of New York. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule


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requiring  construction  against the party  causing this Sublease to be drafted.
Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation, a limited liability company or any other form of business or legal association or entity. This Sublease may be executed in counterparts or with counterpart signature pages, which together shall be deemed one and the same instrument.

        29. Consent of Underlying Landlord. The effectiveness of this Sublease is conditioned upon the parties obtaining the Underlying Landlord's Consent to the subletting provided for herein and the satisfaction or waiving of any conditions precedent with respect to such consent. Sublandlord shall use good faith efforts to obtain the Underlying Landlord's Consent and Subtenant shall cooperate with Sublandlord in this regard and use good faith efforts to obtain such consent. Sublandlord shall have no obligation to satisfy any such conditions precedent with respect to Underlying Landlord's Consent (other than the payment of any reasonable attorneys' fees or other processing fees required by the Underlying Lease). Notwithstanding anything to the contrary set forth herein, in the event that the Underlying Landlord's Consent is not executed and delivered by Underlying Landlord on or before October 31, 2004, each of Sublandlord and Subtenant shall have the right to terminate this Sublease by giving notice to the other party within five (5) days of such date.

        30. Liability. Notwithstanding any other provision contained in this Sublease to the contrary, each party shall look only to the assets of the other party for the satisfaction of any liability of the other party under this Sublease, it being expressly understood and agreed that any partner, member, officer, director, employee or agent of Sublandlord or Subtenant as an individual shall not be held personally liable for such obligations and neither party shall pursue satisfaction of any judgment against the other against assets of any individual partner, member, officer, director, employee or agent of such other party.

        31. Subtenant Improvement Allowance. (a) Sublandlord will provide Subtenant an alteration allowance in the amount of [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission] as a reimbursement of amounts actually paid by Subtenant to its contractors and subcontractors for work and materials incorporated into the Subleased Premises ("Sublandlord's Contribution") in connection with Subtenant's construction costs of preparing the Subleased Premises for Subtenant's initial occupancy (the "Initial Alterations"). Upon completion of the portion of the Initial Alterations in which Subtenant has paid at least the amount of Sublandlord's Contribution, upon submission of a requisition from Sublandlord detailing the work performed and the cost thereof, accompanied by (x) paid invoices from Subtenant's general contractor for work constituting Initial Alterations, (y) a certificate from Subtenant's general contractor or architect indicating that the work performed as reflected in the requisition was performed in accordance with the Approved Plans and Specifications and otherwise in accordance with the requirements of the Underlying Lease and this Sublease and
(z) lien waivers from all contractors, subcontractors, vendors, suppliers and materialmen who shall have furnished materials or supplies or performed work in respect of the Initial Alterations,


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Sublandlord  shall pay  Sublandlord's  Contribution to Subtenant  within fifteen
(15) days of its receipt of such requisition and supportive documentation. In the event any mechanic's lien shall have been filed relating to any of the Initial Alterations, the amount thereof may be withheld from payment until such lien has been removed by bond or otherwise. If after the completion of the Initial Alterations the total cost of the Initial Alterations is less than Sublandlord's Contribution, the difference of such amount shall be credited against the installments of Fixed Rent next due and payable under this Sublease; provided, no Event of Default shall exist on the date of any such credit.

                (b) Sublandlord shall make available to Subtenant the items set forth on Exhibit C annexed hereto and incorporated herein by reference and any network and phone cabling existing in the Subleased Premises on the Commencement Date (collectively, the "FF&E"), in each case, in its "as is" condition as of the date hereof, reasonable wear and tear and damage by fire or other insurable casualty excepted, at no additional cost to Subtenant throughout the Term. Subtenant shall insure and bear the risk of loss of the FF&E, take good care of the FF&E and shall repair and maintain the FF&E in good condition, reasonable wear and tear excepted. At the expiration of the Term hereof or if this Sublease and the Underlying Lease are sooner terminated due to fire or other casualty or condemnation, title to the FF&E shall pass to Subtenant and Subtenant, at its sole cost and expense, shall remove such FF&E from the Subleased Premises in accordance with the terms and conditions of
        Article 21 of the Underlying Lease. If this Sublease is terminated prior to the Expiration Date due to an Event of Default by Subtenant, title to the FF&E shall remain with Sublandlord and possession thereto shall be returned to Sublandlord concurrently with possession of the Subleased Premises, in the same condition as delivered to Subtenant, ordinary wear and tear excepted.

        32. Security Deposit.

                (a) Subtenant shall deliver to Sublandlord, within seven (7) business days after Sublandlord's receipt of Underlying Landlord's Consent, the sum of [redacted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission] (the "Security Deposit"), as security for the timely and faithful performance and observance by Subtenant of each of the terms, covenants and conditions of this Sublease, including, without limitation, the surrender of possession of the Subleased Premises to Sublandlord as herein provided, in the form of an unconditional, irrevocable letter of credit for the benefit of Sublandlord (the "L/C") issued by a commercial bank with an office in New York City where such L/C may be presented for payment, which L/C shall be in form and substance reasonably satisfactory to Sublandlord, and which letter of credit shall have a term (including renewals) of not less than thirty (30) days after the Expiration Date.

                (b) In the event Subtenant defaults in respect of any of the terms, provisions and of this Sublease, including, but not limited to, the payment of Fixed Rent or any item of Additional Rent, Sublandlord may draw upon the L/C either in whole or any part thereof to the extent required for the payment of any Fixed Rent or any item of Additional
        Rent as to which Subtenant is in default or for any sum which Sublandlord


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        may expend or be required to expend by reason of Subtenant's  default in respect to any of the terms, covenants and conditions of this Sublease, including, but not limited to any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Sublandlord. The L/C shall provide that it may be drawn upon by presentation to the issuing bank of a statement by Sublandlord that (i) an event of default by Subtenant has occurred under the Sublease and that notice, if required under the Sublease has been given to Subtenant thereof and any cure period has passed and (ii) specifying the amount of the draft presented which shall be equal to the amount which Sublandlord is entitled to be paid under the Sublease.

                (c) Sublandlord shall give Subtenant notice of any drawing upon the L/C. Anytime after the L/C is drawn upon, within ten (10) days after Sublandlord's notice and demand therefor, Subtenant shall reinstate the full amount of the L/C.

                (d) In the event of an assignment of Sublandlord's interest in the Underlying Lease by Sublandlord, Sublandlord shall have the right to transfer the L/C to the assignee and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such Security Deposit. Subtenant shall look solely to the new sublandlord for the return of the Security Deposit. The provisions hereof shall apply to every transfer or assignment of the Security Deposit made to a new sublandlord.

                (e) In the event Subtenant fully and faithfully performs its obligations hereunder, the original L/C, to the extent not applied, shall be returned to Subtenant promptly after the date that is thirty
        (30) days after the later of (i) the Expiration Date and (ii) delivery of possession of the entire Subleased Premises to Sublandlord. This Paragraph 32 shall survive the Expiration Date.

        33. Indemnity. (a) Subtenant hereby agrees to indemnify, defend and hold harmless Sublandlord, its partners, members, officers, directors, employees and agents from and against any and all claims, losses, damages, liabilities, costs and expenses arising out of, relating to or resulting from, (a) any breach by Subtenant of any of the representations, warranties, covenants or agreements of Subtenant under this Sublease and any breach or default by Subtenant or any sublessees or assignees of Subtenant in the performance of those terms, covenants and conditions of the Underlying Lease which have been assumed by Subtenant or incorporated herein by reference, (b) the conduct of business in or management of the Subleased Premises during the Term or while Subtenant is in possession of, or otherwise occupies all or any part of, the Subleased Premises,
(c) any work or thing whatsoever done or any condition created in or about the Subleased Premises during the Term or while Subtenant is in possession of or otherwise occupies all or any part of the Subleased Premises or (d) any act or omission of Subtenant or of any licensee, invitee or other occupant of, or person present at, the Subleased Premises (including those of any assignee or sublessee of Subtenant) or of any employee, agent or contractor of any of the foregoing during the Term or while Subtenant is in possession of, or otherwise occupies, all or any part of the Subleased Premises, in each case, only to the extent not due to the gross negligence or willful misconduct of Sublandlord or other sublessees or assignees of Sublandlord (other than Subtenant). Sublandlord shall promptly notify Subtenant of any claim for indemnification.


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                (b)  Sublandlord  hereby  agrees to  indemnify,  defend and hold
        harmless  Subtenant,  its  partners,   members,   officers,   directors,
        employees and agents from and against any and all claims, losses, damages, liabilities, costs and expenses arising out of, relating to or
        resulting   from,   (a)  any  breach  by   Sublandlord  of  any  of  the
        representations,  warranties,  covenants or  agreements  of  Sublandlord under this  Sublease  and (b) any breach or  default by  Sublandlord  or
        assignees  of  Sublandlord   (other  than  Subtenant  or  its  permitted
        sublessees or permitted assignees) in the performance of those terms, covenants and conditions of Paragraph 7 hereof. Subtenant shall promptly notify Sublandlord of any claim for indemnification.

        [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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        IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.


                                  CIBC WORLD MARKETS CORP.,
                                  a Delaware corporation

                                  By:        /s/ Gary W. Brown
                                             ---------------------------------
                                  Name:      Gary W. Brown
                                  Title:     Chief Operating Officer

                                  MARVEL ENTERPRISES INC.
                                  a Delaware corporation

                                  By:        /s/ Allen Lipson
                                             ---------------------------------
                                  Name:      Allen Lipson
                                  Title:     President


                                       19
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                                    EXHIBIT A
                                    ---------

                                   Floor Plan


                                       20
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                           [Graphic Material Omitted]


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                                    EXHIBIT B

                                Underlying Lease


                                       22
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                       -----------------------------------



                               AGREEMENT OF LEASE

                                     Between

                        EBS FIFTH PROPERTY ASSOCIATES LLC

                                    Landlord,


                                       and


                            CIBC WORLD MARKETS CORP.

                                     Tenant.



                                    Premises:
           The entire second (2nd) floor, the entire mezzanine level, the entire eleventh (11th) floor and
                       a portion of the tenth (10th) floor
                                417 Fifth Avenue
                               New York, New York



                       -----------------------------------


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1.      BASIC LEASE TERMS......................................................1

        A.     Definitions.....................................................1

        B.     Demise..........................................................3

        C.     Term............................................................3

        D.     Rent............................................................3

        E.     Tenth Floor Space Rent Credit...................................4

2.      USE AND OCCUPANCY......................................................4

        A.     Permitted Uses..................................................4

        B.     Ancilliary Uses.................................................4

        C.     Use Prohibitions................................................5

        D.     Noise; Vibration................................................6

3.      ALTERATIONS............................................................6

        A.     Alterations Within Premises.....................................6

        B.     Restoration of Premises.........................................7

        C.     Chlorofluorocarbons.............................................8

        D.     Submission of Plans.............................................8

        E.     Mechanics' Liens; Labor Conflicts...............................9

4.      REPAIRS................................................................9

5.      WINDOW CLEANING.......................................................10

6.      REQUIREMENTS OF LAW; FLOOR LOAD.......................................10

        A.     Requirements of Law............................................10

        B.     Floor Load.....................................................11

7.      SUBORDINATION.........................................................11

        A.     Subordination..................................................11

        B.     Attornment.....................................................12

        C.     Non-Disturbance................................................13

8.      RULES AND REGULATIONS.................................................13

9.      INSURANCE.............................................................13

        A.     Liability Insurance............................................13

        B.     "All Risk" Insurance...........................................14

        C.     Waiver of Subrogation..........................................14

        D.     Landlord's Insurance...........................................15

10.     DESTRUCTION OF THE PREMISES: PROPERTY LOSS OR DAMAGE..................15


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        A.     Repair of Damage...............................................15

        B.     Termination Options............................................16

        C.     Repair Delays..................................................16

        D.     Provision Controlling..........................................16

        E.     Property Loss or Damage........................................17

        F.     Landlord's Failure to Make Repairs.............................17

11.     CONDEMNATION..........................................................18

        A.     Condemnation...................................................18

        B.     Award..........................................................18

12.     ASSIGNMENT AND SUBLETTING.............................................18

        A.     Prohibition Without Consent....................................19

        B.     Notice of Proposed Transfer....................................19

        C.     Landlord's Options.............................................19

        D.     Termination by Landlord........................................20

        E.     Intentionally Deleted..........................................20

        F.     Effect of Termination..........................................20

        G.     Conditions for Landlord's Approval.............................20

        H.     Future Requests................................................22

        I.     Sublease Provisions............................................23

        J.     Profits from Assignment or Subletting..........................24

        K.     Other Transfers................................................24

        L.     Related Corporation............................................25

        M.     Assumption by Assignee.........................................26

        N.     Liability of Tenant............................................26

        O.     Listings.......................................................26

        P.     Re-entry by Landlord...........................................26

13.     CONDITION OF THE PREMISES.............................................27

        A.     Acceptance by Tenant...........................................27

        B.     Tenant's Initial Alteration....................................27

14.     ACCESS TO PREMISES....................................................27

        A.     Access by Landlord.............................................27

        B.     Other Landlord Privileges......................................29

15.     CERTIFICATE OF OCCUPANCY..............................................29


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16.     LANDLORD'S LIABILITY..................................................30

17.     DEFAULT...............................................................30

        A.     Events of Default..............................................30

        B.     Bankruptcy.....................................................31

        C.     Conditional Limitation.........................................33

18.     REMEDIES AND DAMAGES..................................................33

        A.     Landlord's Remedies............................................33

        B.     Damages........................................................34

        C.     Legal Fees.....................................................35

        D.     Additional Landlord Remedies...................................36

19.     FEES AND EXPENSES.....................................................36

        A.     Curing Tenant's Defaults.......................................36

        B.     Late Charges...................................................36

20.     NO REPRESENTATIONS BY LANDLORD........................................36

21.     END OF TERM...........................................................37

        A.     Surrender of Premises..........................................37

        B.     Holdover by Tenant.............................................37

22.     QUIET ENJOYMENT.......................................................37

23.     FAILURE TO GIVE POSSESSION............................................38

24.     NO WAIVER.............................................................38

        A.     No Extension of Term...........................................38

        B.     No Surrender...................................................39

        C.     No Waiver......................................................39

        D.     Application of Payment.........................................39

        E.     Entire Agreement...............................................40

25.     WAIVER OF TRIAL BY JURY...............................................40

26.     INABILITY TO PERFORM..................................................40

27.     BILLS AND NOTICES.....................................................40

28.     ESCALATION............................................................41

        A.     Defined Terms..................................................41

        B.     Escalation.....................................................43

        C.     Payment of Escalations.........................................43

        D.     Adjustments....................................................45


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        E.     Capital Improvements...........................................46

29.     SERVICES..............................................................46

        A.     Elevator.......................................................46

        B.     Heating........................................................46

        C.     Cooling........................................................46

        D.     After Hours and Additional Services............................47

        E.     Cleaning.......................................................48

        F.     Sprinkler System...............................................48

        G.     Water..........................................................49

        H.     Electricity Service............................................49

        I.     Interruption of Services.......................................51

        J.     Desk Attendants................................................52

30.     PARTNERSHIP TENANT....................................................52

        A.     Partnership Tenants............................................52

        B.     Limited Liability Entity.......................................52

31.     VAULT SPACE...........................................................53

32.     INTENTIONALLY DELETED.................................................53

33.     CAPTIONS..............................................................54

34.     ADDITIONAL DEFINITIONS................................................54

        A.     Office.........................................................54

        B.     Re-entry.......................................................54

        C.     Rent...........................................................54

        D.     Business Days..................................................54

35.     PARTIES BOUND.........................................................54

36.     BROKER................................................................54

37.     INDEMNITY.............................................................54

38.     ADJACENT EXCAVATION SHORING...........................................55

39.     MISCELLANEOUS.........................................................55

        A.     No Offer.......................................................55

        B.     Certificates...................................................55

        C.     Directory Listings.............................................56

        D.     Authority......................................................56

        E.     Signage........................................................56


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        F.     Consents and Approvals.........................................57

        G.     Governing Law..................................................57

        H.     Financial Statements...........................................57

40.     HAZARDOUS SUBSTANCES..................................................57

41.     TENANT'S EXPANSION OPTION.............................................58

        A.     Expansion Space................................................58

        B.     Terms..........................................................59

        C.     Failure to Deliver Expansion Space.............................60

        D.     As Is..........................................................60

        E.     Rights Personal................................................60

        F.     Lease Amendment................................................60

42.     SATELLITE DISH........................................................60

43.     PURCHASE OF PERSONALTY................................................62


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Exhibit 1 - A                Floor Plan of the Second Floor

Exhibit 1 - B                Floor Plan of Mezzanine

Exhibit 1 - C                Floor Plan of the Eleventh Floor

Exhibit 1 - D                Floor Plan of the Tenth Floor Space

Exhibit 1 - E                Floor Plan of Penthouse Expansion Space

Exhibit 1 - F                Floor Plan of Tenth Floor Expansion Space

Exhibit 2                    Form of Subordination, Non-Disturbance and
                             Attornment Agreement

Exhibit 3                    Cleaning Specifications

Schedule A                   Rules and Regulations

Schedule B                   Tenant's Initial Alteration to Tenth Floor Space

Schedule C                   Requirements for Certifications of Final Approval

Schedule D                   Tenant Alteration Work and New Construction
                             Conditions and Requirements

Schedule E                   Landlord's Window Installation


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                             INDEX OF DEFINED TERMS

TERM                                                                        PAGE


Air-Conditioning Systems......................................................46
Alterations....................................................................6
Assessed Valuation............................................................42
Bankruptcy Code...............................................................31
Base Labor Rates..............................................................43
Base Labor Year................................................................1
Base Tax Year..................................................................1
Base Taxes....................................................................42
Broker.........................................................................1
Building.......................................................................1
business days.................................................................54
CERCLA........................................................................58
CFC............................................................................8
Class A Office Buildings......................................................42
Commencement Date..............................................................1
Comparison Year...............................................................42
control.......................................................................25
Deficiency....................................................................34
Eleventh Floor.................................................................1
Environmental Laws............................................................57
Events of Default.............................................................30
Expansion Space...............................................................58
Expansion Space Commencement Date.............................................59
Expiration Date................................................................1
Final Plans................................................................B - 2
food facilities................................................................4
Form.......................................................................B - 1
Furniture.....................................................................62
Governmental Entity...........................................................25
Hazardous Substances..........................................................55
Hazardous Substances Claims...................................................57
Labor Rate Factor..............................................................1
Labor Rate Multiple........................................................1, 59
Labor Rates...................................................................42
Landlord.......................................................................1
Landlord's Consultant..........................................................8
Landlord's Contribution....................................................B - 2
Landlord's Statement..........................................................43
Limited Liability Successor Entity............................................53
material portion..........................................................17, 51
Mezzanine......................................................................1


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Mortgages.....................................................................12
net worth.....................................................................25
office(s).....................................................................54
Others........................................................................43
Overtime Periods..............................................................47
Parties.......................................................................30
Partnership Tenant............................................................52
Penthouse Expansion Space.....................................................58
Permitted Uses.................................................................1
Premises...................................................................1, 59
R.A.B.........................................................................42
Real Property..................................................................1
reasonable efforts............................................................60
reenter/reentry...............................................................54
related corporation...........................................................25
Remedial Work.................................................................57
Rent.......................................................................2, 59
Restoration Date..............................................................16
Rules and Regulations.........................................................13
Satellite Antenna.............................................................61
Sublet Space..................................................................23
Substantial Services Failure..................................................51
Superior Lease................................................................12
Tax Year......................................................................42
Taxes.........................................................................41
Tenant.........................................................................1
Tenant's Initial Alteration.............................................3, B - 1
Tenant's Personalty............................................................7
Tenant's Proportionate Share...............................................3, 59
Tenth Floor Expansion Space...................................................58
Tenth Floor Space..............................................................1


                                      viii
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        THIS  AGREEMENT  OF LEASE  (this  "Lease"),  made as of this 26th day of
September, 2001 by and between EBS FIFTH PROPERTY ASSOCIATES LLC, having an office c/o Emmes Realty Services LLC, 420 Lexington Avenue, New York, New York 10170 ("Landlord") and CIBC WORLD MARKETS CORP., a Delaware corporation, having an office at 425 Lexington Avenue, New York, New York 10018 ("Tenant").

1.      BASIC LEASE TERMS.

        A. Definitions. The following definitions contained in this subsection A of this Article 1 shall have the meanings hereinafter set forth used throughout this Lease and the Exhibits and Schedules (if any) annexed hereto and made a part hereof.

           (i)    "Base Labor Year" shall mean the calendar year 2002.

           (ii) "Base Tax Year" shall mean collectively the second (2nd) half of the Tax Year (as defined in Article 28 hereof) 2001/2002 and the first (1st) half of the Tax Year 2002/2003.

           (iii) "Broker" shall mean collectively, Emmes Realty Services LLC and Cushman & Wakefield., Inc.

           (iv) "Building" the building known as 417 Fifth Avenue, County, City and State of New York.

           (v)    "Commencement Date" shall mean the date of this Lease.

           (vi)   "Expiration Date" shall mean the September 30, 2011.

           (vii)  "Labor Rate Factor" shall mean 95,061.

           (viii) "Labor Rate Multiple" shall mean one (1).

           (ix) "Permitted Uses" shall mean general, executive and administrative offices and other lawful uses customarily associated with an institutional financial services company (including a trading floor and data processing facilities) and such other incidental and ancillary uses which are consistent therewith, and for no other purposes, except as expressly provided in
Article 2 hereof.

           (x) "Premises" shall mean collectively, the entire second (2nd) floor (the "Second Floor"), the entire mezzanine (the "Mezzanine"), the entire eleventh (11th) floor (the "Eleventh Floor") and that portion of the tenth
(10th) floor (the "Tenth Floor Space") in the Building, as more particularly shown hatched on Exhibits 1-A, 1B, 1-C and 1-D, respectively, annexed hereto and made a part hereof.

           (xi) "Real Property" shall mean the Building together with the plot of land upon which such building stands.

           (xii)  "Rent" shall mean:


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           (a)    With respect to the Second Floor:

                  (1) for the period commencing on the Commencement Date through and including the day immediately preceding the date on which the fifth (5th) anniversary of the Commencement Date shall occur, per annum, payable in equal monthly installments of ___ each; and

                  (2)   for the period commencing on the date on which the fifth
                        (5th) anniversary of the Commencement Date shall occur through and including the Expiration Date, ___ per annum, payable in equal monthly installments of ___ each.

           (b)    With respect to the Mezzanine:

                  (1) for the period commencing on the Commencement Date through and including the day immediately preceding the date on which the fifth (5th) anniversary of the Commencement Date shall occur, Dollars per annum, payable in equal monthly installments of each; and

                  (2)   for the period commencing on the date on which the fifth
                        (5th) anniversary of the Commencement Date shall occur through and including the Expiration Date, ___ per annum, payable in equal monthly installments of ___ each.

           (c)    With respect to the Eleventh Floor:

                  (1) for the period commencing on the Commencement Date through and including the day immediately preceding the date on which the fifth (5th) anniversary of the Commencement Date shall occur, per annum, payable in equal monthly installments of ___ each: and

                  (2)   for the period commencing on the date on which the fifth
                        (5th) anniversary of the Commencement date shall occur through and including the Expiration Date, ___ per annum, payable in equal monthly installments of ___ each.

           (d) Subject to the provisions of subsection E hereof, with respect to the Tenth Floor Space:

                  (1) for the period commencing on the Commencement Date through and including the day immediately preceding the data on which the fifth (5th) anniversary of the Commencement Date shall occur, per annum, payable in equal monthly installments of ___ each; and

                  (2)   for the period commencing on the date on which the fifth
                        (5th) anniversary of the Commencement Date shall occur through and


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                        including the Expiration Date, ___ per annum, payable in
                        equal monthly installments of ___ each.

           (xiii) "Tenant's   Initial   Alteration"  shall  mean  the  work  and
installations to the Tenth Floor Space as set forth in Schedule B annexed hereto and made a part hereof.

           (xiv) "Tenant's Proportionate Share" shall mean twenty-six and eighty-seven hundredths (26.87%) percent.

        Notwithstanding anything to the contrary contained in this subsection A of this Article 1, Articles 1 through 43 of this Lease shall control the rights and obligations of the parties hereto.

        B. Demise. Subject to and upon the terms and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises.

        C. Term. This Lease shall be for a term (the "Term") which commences on the Commencement Date and ends on the Expiration Date, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Within ten (10) days of Landlord's request, Tenant and Landlord shall join in the execution of an agreement stipulating the Commencement Date and the Expiration Date of this Lease and the date(s) possession of the Premises (or each portion thereof) were delivered to Tenant in accordance herewith.

        D. Rent. Commencing as of the Commencement Date (subject to the terms of Subsection E below), and continuing throughout the Term, Tenant shall pay
Landlord the annual Rent set forth in Subsection A of this Article 1, payable without demand, on or in advance of the first (1st) day of each month in equal monthly installments, in lawful money (legal tender for public or private debts) of the United States of America, at the office of Landlord or such other place as Landlord may designate from time to time without any set-off, offset, abatement or deduction, except as may be expressly set forth herein, except that Tenant shall pay the first (1st) monthly installment upon Tenant's execution of this Lease. If the Commencement Date occurs on a date other than the first (1st) day of a calendar month, Tenant shall pay to Landlord on or before the first
(1st) day of the next month the monthly installment of Rent for such partial month on a pro rata basis (based on the actual number of days in the commencement month), and the first (1st) month's rent paid by Tenant as described above shall be applied to the first (1st) full calendar month of the Term for which Rent shall be due and payable. Such payment, together with the sum paid by Tenant as the first (1st) month's Rent upon the execution of this Lease, shall constitute payment of the Rent for the period from the Commencement Date to and including the last day of the calendar month next succeeding the calendar month in which the Commencement Date shall occur. All other sums of money that may become due from Tenant and payable to Landlord under this Lease shall be additional rent hereunder, payable at the time and in the manner expressly provided herein, in the event that, at any time during the Term hereof, Tenant shall be in default in the payment of Rent to Landlord pursuant to the terms of another lease of space in the Building with Landlord, Landlord may, at Landlord's option and without notice to Tenant, add the amount of such arrearages to any monthly installment of the Rent and the same shall be payable to Landlord as additional rent hereunder.


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        E.  Tenth  Floor  Space Rent  Credit.  Notwithstanding  anything  to the contrary hereinabove set forth, provided this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable notice and grace period, Tenant shall be entitled to a credit against the Rent payable with respect to the Tenth Floor Space only for the period commencing on the Commencement Date and ending on the day occurring three (3) months thereafter in the aggregate amount of which credit be applied against the Rent payable with respect to the Tenth Floor Space . The foregoing rent credit shall be null and void "ab initio" if Landlord at any time terminates this Lease or re-enters or repossesses the Premises on account of any default of Tenant under this Lease, and Landlord shall be entitled to recover from Tenant, in addition to all other amounts Landlord is entitled to recover, the unamortized portion of the aggregate amount of the rent credit herein provided for, as if such amount were amortized in equal monthly installments over the Term hereof.

2.      USE AND OCCUPANCY.

        A. Permitted Uses. The Premises shall be used and occupied for the Permitted Uses, and for no other purpose.

        B. Ancilliary Uses. (i) Notwithstanding anything to the contrary contained herein, subject to Tenant's compliance with the terms of this Lease with respect to the following, portions of the Premises may also be used for the following incidental and ancillary uses: (a) classrooms for training, (b) areas for refrigeration, storage or warming of food for on-site consumption by Tenant's employees and invitees (collectively, "food facilities"), (c) meeting rooms, (d) photographic reproduction and/or offset printing facilities in connection with Tenant's business, including, without limitation, reproduction facilities for Tenant's clients and Tenant's business activities, (e) trading floors, (f) the operation of computers, data processing, word processing and other business machines, including telephone, fax, telegraph machines and other telecommunications equipment and machines in connection with the computer services and information and distribution and telecommunications services required for the conduct of business at the Premises, and (g) non-retail sale of foreign exchange; each of the foregoing being exclusively for the use of Tenant's employees, related corporations (as hereinafter defined), permitted subtenants, licensees, occupants or business guests and, subject to Tenant's compliance with the terms of this Lease, Tenant may install in connection with a food facility, Dwyer units, microwave ovens, dishwashers, coffeemakers and refrigerators so as to serve Tenant's employees, related corporations, permitted subtenants, licensees, occupants and business guests.

           (ii) Any food facility which may be operated under this subsection B shall be operated in such a manner that (a) odors will not escape from the Premises into other portions of the Building, (b) all wet garbage shall be bagged and placed in containers that prevent the escape of odors, stored in a refrigerated area to the extent, in Landlord's reasonable judgment, that such refrigeration is appropriate and Tenant shall pay any reasonable out-of-pocket charges actually incurred by Landlord in connection with the removal of such garbage, and (c) such food facility shall comply with all insurance company recommendations and requirements.

           (iii) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof other than any required

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for use of the Premises for mere office use, Tenant, at its expense,  shall duly procure and thereafter maintain such license or permit. At Tenant's request, Landlord shall cooperate with Tenant in the procuring of any licenses or permits, provided the same shall be without cost, expense or liability to Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit.

        C. Use Prohibitions. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing other than as a permitted ancillary use, (ii) as an employment agency, labor union office, physician's or dentist's office or for the rendition of any other diagnostic or therapeutic services, dance or music studio, school (except for the training of employees of Tenant and permitted subtenants), (iii) for a public stenographer or typist, (iv) for a telephone or telegraph agency (other than the use of telephones and fax telegraph machines and other comparable telecommunication equipment in connection with the computer services required for the conduct of Tenant's business at the Premises), telephone or secretarial service for the public at large, (v) for a messenger service for the public at large (other than internal messengers or messengers employed by Tenant, its related corporations or permitted subtenants and occupants, for pick up and delivery of its local correspondence), (vi) gambling or gaming activities, obscene or pornographic purposes or any sort of commercial sex establishment,
(vii) for the possession, storage, manufacture or sale of alcohol, drugs or narcotics, (viii) for the offices or business of any federal, state or municipal agency or any agency of any foreign government, (ix) for a security or guard service, (x) public restaurant or bar, (xi) commercial document reproduction or offset printing service to the general public, and (xii) public vending machines (other than vending machines for employee use). If any provision of this Lease permits, in whole or in part, use involving fabrication of any product or assembly of components of any product or the sale of any product or service, such use is only permitted to the extent lawful under the present certificate of occupancy for the Building and under laws, ordinances, regulations, rules and orders of any governmental body having jurisdiction over the Premises, from time to time in effect. The provisions of this Article shall be binding upon Tenant's successors, assigns, subtenants and licensees and shall not be waived by any consent to an assignment or subletting or otherwise except by written instrument expressly referring to this Article. Nothing in this subsection B shall preclude the Premises being used for photographic, multilith or multigraph reproductions in connection with, either directly or indirectly, Tenant's and Tenant's permitted subtenant's businesses and/or activities. In addition, Tenant shall not at any time use or occupy the Premises or the Building, or suffer or permit anyone to use or occupy the Premises or the Building, or do anything in the Premises or the Building, or suffer or permit anything to be done in, brought into or kept in the Premises or the Building, as applicable, which in any manner
(a) causes injury to the Premises or the Building or any equipment, facilities or systems therein, other than ordinary wear and tear; (b) impairs the character or appearance of the Building; (c) impairs the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; (d) interferes with the quiet use and enjoyment of other portions of the Building by the tenants or other occupants therein, or constitutes a nuisance, public or private; (e) makes unobtainable from reputable insurance companies authorized to do business in New York State all-risk property or any other insurance which Landlord is required to maintain at standard rates; or (f) discharges objectionable fumes, vapors or odors into the Building's flues or vents or otherwise.

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        D. Noise; Vibration. Any business machines and mechanical equipment used or installed by Tenant which cause excessive vibration, noise, cold, heat or other interference as reasonably determined by Landlord that may be transmitted to the Building structure or the common areas of the Building or to any other leased space in the Building shall be placed and maintained by Tenant at its sole expense in settings of cork, rubber or spring type to eliminate or reduce such noise or vibration to a level that shall be reasonably satisfactory to Landlord,

3.      ALTERATIONS.

        A. Alterations Within Premises. Except as expressly provided herein, Tenant shall not make or perform or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes in or about the Premises ("Alterations") without Landlord's prior consent. Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned, and to the provisions of this Article, Tenant, at Tenant's expense, may make Alterations in or to the interior of the Premises which are nonstructural, do not adversely affect the Building's mechanical, electrical, plumbing, Class E or other Building systems or the structural integrity of the Building, do not adversely affect any other part of the Building do not affect any service required to be furnished by Landlord to any tenant or occupant of the Building, do not adversely affect the value or utility of the Building and which are performed only by contractors and mechanics first approved by Landlord (which approval shall not be unreasonably withheld) and in compliance with all applicable laws. Notwithstanding the foregoing, Tenant may, without Landlord's consent, perform non-structural Alterations to the Premises which do not affect the Building's mechanical, electrical, plumbing, Class E or other Building systems or the structural integrity of the Building, do not affect any part of the Building other than the Premises and do not affect any service required to be furnished by Landlord to any other tenant or occupant of the Building provided that (i) the estimated cost of the labor and materials for such Alterations in any one instance (or in a series of instances effectuating a single alteration plan) does not exceed $100,000.00, (ii) such Alterations are performed by contractors reasonably acceptable to Landlord, (iii) Landlord shall have received, at least ten (10) days prior to the commencement of such Alterations, notice of the Alterations to be performed, the identity of the contractors performing such Alterations (together with certificates of insurance required to be maintained by such contractors) and copies of drawings, plans and specifications prepared with respect to such Alterations, if any, and copies of all permits relating to the same and (d) the terms and provisions of this Lease regarding Alterations are otherwise fully complied with. Except as otherwise approved by Landlord in accordance with the terms hereof, Tenant shall not perform work which would (i) require changes to the structural components of the Building or the exterior design of the Building, (ii) require any material modification to the Building's mechanical, electrical, plumbing installations or other Building installations outside the Premises, or (iii) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the Premises, including but not limited to, the Americans with Disabilities Act of 1990. Any changes required by any governmental department affecting the construction of the Premises shall be performed at Tenant's sole cost. All Alterations shall be done at Tenant's expense and at such times and in such manner as Landlord may from time to time reasonably designate pursuant to the conditions for Alterations prescribed by Landlord for the Premises. A copy of the current construction

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conditions and requirements  for tenant  alteration work and new construction is annexed hereto as Schedule C and made a part hereof.

        B. Restoration of Premises. All furniture, furnishings, fixtures, equipment, movable fixtures, removable partitions and all other personal property (collectively, "Tenant's Personalty") installed or brought onto the Premises by Tenant must be removed from the Premises by Tenant, at Tenant's expense, prior to the Expiration Date or earlier termination of the Term. All Alterations in and to the Premises which may be made by Landlord or Tenant prior to and during the Term, or any renewal thereof, shall become the property of Landlord upon the Expiration Date or earlier and of the Term or any renewal thereof, and shall not be removed from the Premises by Tenant unless Landlord, at Landlord's option by notice to Tenant prior to the Expiration Date, in accordance with the terms and provisions of this Subsection B set forth below, elects to have them removed from the Premises by Tenant, in which event the same shall be removed from the Premises by Tenant, at Tenant's expense, prior to the Expiration Date or earlier termination of the Term. In the event Landlord elects to have Tenant remove such Alterations, Tenant shall repair and restore in a good and workmanlike manner to good condition (reasonable wear and tear excepted) any damage to the Premises or the Building caused by the removal of any other Alterations or any of Tenant's Personalty. Any Alterations or Tenant's Personalty remaining on the Premises after the Expiration Date or earlier termination of the Term shall be deemed conclusively abandoned and may, at the election of Landlord, either be retained as Landlord's property or be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same (other than Alterations that Tenant is not obligated to remove in accordance with the terms hereof), for the repair of damage caused by such removal and for restoring the Premises as required hereunder, but nothing herein shall be deemed to relieve Tenant of its responsibility to remove any such Alterations or any of Tenant's Personalty which Tenant is obligated to remove at Landlord's election hereunder. Notwithstanding the foregoing, Tenant may, at the time of its initial submission of plans and specifications showing proposed Alterations to Landlord for Landlord's review and approval, request in writing that Landlord waive its right to compel Tenant to remove the Alterations identified on such plans and specifications. If Landlord waives such right to compel Tenant to remove such Alterations, in whole or in part, Landlord shall, either at the time of the approval of such plans and specifications or, whether or not Tenant shall have requested Landlord's waiver at the time of plan submission, within ninety (90) days prior to the Expiration Date, notify Tenant of those Alterations which Tenant may be required to remove in accordance with the terms of this Article prior to the expiration of the Term or upon the occurrence of a termination of this Lease and Tenant shall, upon the expiration of the Term or upon such termination, be required to remove only such Alterations specified in Landlord's notice. Notwithstanding anything to the contrary contained herein, Landlord hereby waives Tenant's removal and restoration obligation with respect to any Alterations that are customary in nature for office installations and which shall not cause Landlord to incur extraordinary demolition expenses at the and of the Term hereof (by means of illustration only, customary office installations shall mean built-in bookcases, internal doors, ceilings and walls (excluding demising walls) and kitchen pantry, but not an internal staircase, demising walls, raised flooring, supplemental air-conditioning systems, vaults or other similar specialty Alterations). In no event shall Tenant be required to remove any improvements or installations installed in the Premises by the prior tenants thereof, including, without limitation, the raised flooring existing as of the date hereof in the Second Floor installed by the prior tenant thereof.

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        C.  Chlorofluorocarbons.  Anything  contained  herein  to  the  contrary notwithstanding, in the event Tenant shall be required or shall otherwise repair or remove any mechanical or other equipment installed within the Premises by Tenant containing chlorofluorocarbons ("CFC's"), the repair or removal of such equipment, as the case may be, shall conform with all requirements of law and industry practices. Additionally, any such repair or removal shall be done by contractors reasonably approved by Landlord, and subject to the procedures to which Landlord's consent shall have previously been obtained. Tenant shall Indemnify and hold Landlord harmless from any liability or damages resulting from any contamination within the Building, as a result of the repair or removal of any of the aforesaid equipment containing CFC's by Tenant.

        D. Submission of Plans. Except as permitted in Subsection A hereof, prior to making any Alterations, Tenant (i) shall submit to Landlord or to a consultant appointed by Landlord ("Landlord's Consultant") detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing, Class E sprinkler and structural drawings stamped by a professional engineer or architect licensed in the State of New York) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's acceptance of such plans and specifications, which approval shall be granted or withheld in accordance with the terms of Subsection A hereof, (ii) shall pay to Landlord all reasonable third party costs and expenses incurred by Landlord (including the cost of Landlord's Consultant) in connection with Landlord's review of Tenant's plans and specifications, (iii) shall, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies, and (iv) shall furnish to Landlord evidence that Tenant, and Tenant's contractors and subcontractors engaged in connection with such Alterations, are carrying such insurance as Landlord requires, as more particularly set forth in Schedule C annexed hereto and made a part hereof. Landlord shall respond to Tenant's request for acceptance of any plans and specifications within ten (10) business days following the submission of such plans and specifications prepared in accordance with the terms hereof. In the event Landlord shall fail to accept all or a portion of any of Tenant's plans and specifications, such failure to accept same shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord. Landlord shall respond to Tenant's request for acceptance of any such revised plans within five (5) business days following resubmission. In the event Landlord fails to respond to Tenant's request for Landlord's acceptance of the proposed plans and specifications within such ten (10) or five (5) business day period (as applicable), Tenant may send a second (2nd) written request stating in bold type that "LANDLORD'S FAILURE TO RESPOND TO TENANT'S REQUEST FOR LANDLORD'S ACCEPTANCE OF THE PLANS AND SPECIFICATIONS WITHIN TEN (10) BUSINESS DAYS OF THIS SECOND (2ND) REQUEST SHALL BE DEEMED LANDLORD'S ACCEPTANCE OF SUCH PROPOSED PLANS AND SPECIFICATIONS." A copy of such second (2nd) notice must be simultaneously sent to Landlord's counsel (or such other parties as Landlord may from time to time designate) in accordance with the notice provisions of Article 27 of this Lease in order for the same to be deemed effective. The failure of Landlord to respond to Tenant's second (2nd) request within such ten (10) business days shall be deemed to be Landlord's acceptance of such plans and specifications. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration, including the "as-built" or marked drawings showing such Alterations, required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof. All Alterations shall be made and performed in accordance with the Rules and Regulations

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(hereinafter defined) and in accordance with the Americans with Disabilities Act of 1990, including but not limited to the accessibility provisions thereof; all materials and equipment to be incorporated in the Premises as a result of all Alterations shall be new and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. Landlord's acceptance of Tenant's plans, specifications and working drawings for Alterations shall create no responsibility or liability on the part of Landlord with respect to their completeness, design, sufficiency or compliance with all applicable laws, rules or regulations of governmental agencies or authorities.

        E. Mechanics' Liens; Labor Conflicts. Any mechanic's lien filed against the Premises, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant (excluding work or materials furnished by Landlord or its agents) shall be discharged by Tenant within twenty
(20) days after notice thereof, at Tenant's expense, by payment or filing the bond required by law. Within ten (10) business days following Landlord's request, Tenant agrees to provide Landlord with any evidence as may be required by Landlord's title insurance company as a condition to insuring over any mechanics lien. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, service provider, mechanic or laborer in the Premises, whether in connection with any Alterations, cleaning services or otherwise such employment will interfere or cause any jurisdictional conflict with other union contractors, service providers, mechanics, or laborers engaged in the construction, cleaning, maintenance or operation of the Building by Landlord, Tenant or others, as reasonably determined by Landlord. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, service providers, mechanics or laborers causing such interference or conflict to leave the Building immediately.

4. REPAIRS. Landlord shall maintain and repair the structure of the Building, both exterior and interior, the Building systems (up to the part of connection to the Premises or any other tenanted areas) and the common areas of the Building in a manner consistent with Landlord's current practice as of the date hereof. Tenant shall, throughout the Term, take good care of the Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted. Tenant shall pay Landlord for all replacements made at Tenant's request to the lamps, tubes, ballasts and starters in the lighting fixtures installed in the Premises, but Tenant shall be entitled to install its own replacement lamps, tubes and starters. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from the neglect or willful misconduct of, or Alterations made by, or any work, labor, service or equipment done for Tenant (other than by Landlord) or supplied to Tenant or any subtenant of Tenant, or the installation, use or operation of any property or equipment by Tenant or any of Tenant's subtenants, agents, employees, invitees or licensees, shall be repaired promptly by Tenant, at its sole cost and expense, to the reasonable satisfaction of Landlord. Tenant also shall repair all damage to the Building and the Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of good quality and class and shall be made in accordance with the provisions of Article 3 hereof. If Tenant fails after ten
(10) business days notice to proceed with due diligence


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to make repairs required to be made by Tenant  hereunder,  or if Landlord elects to make any repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible, the same may be made by Landlord, at the expense of Tenant, and the reasonable expenses thereof incurred by Landlord shall be collectible by Landlord as additional rent promptly after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in the Premises for which Landlord may be responsible hereunder of which Tenant is aware. Except as expressly provided in Article 10 hereof, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building, or the Premises, or in or to fixtures, appurtenances, or equipment thereof. If the Premises be or become infested with vermin, Tenant, at Tenant's expense, shall cause the same to be exterminated from time to time to the reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord, which consent shall not be unreasonably withheld or delayed. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other flammable substances shall be deposited therein. If at any time any windows of the Premises are temporarily closed, darkened or bricked-up for any reason whatsoever including, but not limited to, Landlord's own acts, or any of such windows are permanently closed, darkened or bricked-up if required by law or related to any construction upon property adjacent to the Real Property others, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. If at any time the windows of the Premises are temporarily closed, darkened or bricked-up, as aforesaid, then, unless Tenant is required pursuant to this Lease to perform the repairs, maintenance, alterations or improvements, or to comply with any law which resulted in such windows being closed, darkened or bricked-up, Landlord shall perform such repairs, maintenance, alterations or improvements with reasonable diligence and otherwise take such action as may be reasonably necessary to minimize the period during which such windows are temporarily closed, darkened or bricked-up, but the foregoing shall not require Landlord to engage overtime or premium-pay labor.

5. WINDOW CLEANING. Tenant shall not clean, nor require, permit, suffer or allow any window in the Premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law, or any other applicable law, or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

6.      REQUIREMENTS OF LAW; FLOOR LOAD.

        A. Requirements of Law. Tenant, at Tenant's sole expense, shall promptly comply with all present and future laws, statutes, orders, directives and regulations of federal, state, county, city and municipal authorities, departments, bureaus, boards, agencies, commissions and other sub-divisions thereof, and of any official thereof and any other governmental and quasi-public authority and all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body which shall now or hereafter impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the Building as a result of the manner of use or occupation thereof by Tenant or any Alterations made thereto by Tenant.


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Tenant  shall  not do or permit  to be done any act or thing  upon the  Premises which is contrary to and will invalidate or be in conflict with any public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Building and fixtures and property therein, or which shall or might subject Landlord to any liability or responsibility to any person, or for property damage. Tenant shall not do, or permit anything to be done in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the New York City Fire Department, New York Board of Fire Underwriters, New York Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner as not to increase the insurance rate applicable to the Building, or use the Premises in a manner which shall increase the rate of fire insurance on the Building or on property located therein, over that in similar type buildings or in effect prior to this Lease. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with, and subject to the provisions of, Article 3 hereof. If by reason of Tenant's failure to comply with the provisions of this Article, the fire insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of use by Tenant, and shall make such reimbursement upon the first (1st) day of the month following such outlay by Landlord and notice to Tenant. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or the Premises issued by the New York Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be presumed evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Premises. Any work or Installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with, and subject to the provisions of, Article 3 hereof.

        B. Floor Load. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry (which Landlord hereby represents is not less than one hundred
(100) pounds per square foot) and which is allowed by law, Landlord reserves the right to prescribe the weight and position of all safes, business machines and heavy equipment and installations such that the same are placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight or fixtures into or out of the Building without Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, and payment to Landlord of Landlord's actual out-of-pocket costs in connection therewith. If such safe, machinery, equipment, freight or fixtures requires special handling that would require a rigger, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Landlord may designate.

7.      SUBORDINATION.

        A. Subordination. This Lease is subject and subordinate to each and every ground or underlying lease of the Real Property or the Building (each a "Superior Lease") hereafter made


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by  Landlord  and to the lien of each and every  trust  indenture  and  mortgage
(collectively the "Mortgages") which may now or hereafter affect the Real Property or the Building or any such Superior Lease and the leasehold interest created thereby, and to all renewals, extensions, supplements, amendments,
modifications,    consolidations,   and   replacements   thereof   or   thereto,
substitutions therefor and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any lessor under a Superior Lease, trustee or mortgagee of a Mortgage superior to the interest of Tenant hereunder. In confirmation of such subordination, however, Tenant shall execute and deliver any certificate that Landlord may reasonably request and, in the event that Tenant shall fail to execute and deliver any such certificate within ten (10) business days after request therefor, Tenant shall irrevocably constitute and appoint Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such certificate for and on behalf of Tenant. If the date of expiration of any Superior Lease shall be the same day as the Expiration Date, the Term shall end and expire twelve (12) hours prior to the expiration of the Superior Lease.
Tenant covenants and agrees that, except as expressly provided herein, Tenant shall not knowingly do anything that would constitute a default under any Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any of the foregoing. If, at any time Landlord's obligations as lessee under any Superior Lease require Landlord to modify any of its obligations under, or any of the terms of, this Lease or if, in connection with the financing of the Real Property, the Building or the interest of the lessee under any Superior Lease, any lending institution shall request reasonable modifications of this Lease, provided such modifications do not increase (other than to a de minimus extent) the obligations of, or adversely affect or diminish (other than to a de minimus extent) the rights of, Tenant under this Lease, Tenant covenants to make such modifications.

        B. Attornment. If at any time prior to the expiration of the Term, any Mortgage shall be foreclosed or any Superior Lease shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or the lessor under any such Superior Lease, or of any mortgagee in possession of the Real Property or the Building, to attorn, from time to time, to any such owner, lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, lessor or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall not then be entitled to possession of the Premises. The provisions of this subsection B shall inure to the benefit of any such owner, lessor or mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this subsection B, reasonably satisfactory to any such owner, lessor or mortgagee, acknowledging such attainment and setting forth the terms and conditions of its tenancy and, in the event that Tenant shall fail to execute and deliver any such instruments within ten (10) business days after request therefor, Tenant shall irrevocably constitute and appoint Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Nothing contained in this subsection B shall be construed to impair any right Otherwise exercisable by any such owner, lessor or mortgagee.


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        C. Non-Disturbance.  Notwithstanding the provisions of Section A of this
Article 7 to the contrary, Landlord agrees that it shall obtain from the holder of the Mortgage currently encumbering the Real Property, a subordination, non-disturbance and attornment agreement in favor of Tenant in the form generally used by the holder of such Mortgage within thirty (30) days following Tenant's execution and delivery of the same. In addition, provided this Lease shall be in full force and effect and Tenant shall not be in default hereunder beyond applicable notice and grace periods, Landlord shall secure from the holder of any future Mortgage any the lessor of any future Superior Lease intended to be superior to the interest of Tenant hereunder an agreement either
(i) substantially in the form annexed hereto as Exhibit 2 (with such changes thereto as may be reasonably required by the future lender or lessor in accordance with customary lending or real estate practices) or, (ii) if a substantially different form, then in a form which is reasonably acceptable to Tenant. Tenant covenants and agrees to execute and deliver any such agreement from a future lender or lessor within ten (10) business days following Tenant's receipt of the same, failing which this Lease shall be deemed subordinate to any such future Mortgage or future Superior Lease pursuant to the terms of subsection A of this Article 7. In the event the fees incurred by Landlord in connection with obtaining any subordination, non-disturbance and attornment agreement exceeds the amount of $10,000.00, Tenant agrees to equally share the balance of such fees with Landlord, payable as additional rent hereunder within ten (10) business days following Tenant's receipt of an invoice therefor.

8. RULES AND REGULATIONS. Tenant and Tenant's employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and made a part hereof as Schedule A and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt after reasonable advance notice to be given as Landlord may elect (collectively, the "Rules and Regulations"). Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees, but Landlord shall not enforce the Rules and Regulations against Tenant in a discriminatory manner.

9.      INSURANCE.

        A. Liability Insurance. Tenant shall obtain at its own expense and keep in full force and effect during the Term, a policy of commercial general liability insurance (including, without limitation, insurance covering Tenant's contractual liability under this Lease), under which Tenant is named as the insured, and Landlord, Landlord's managing agent, the present and any future mortgagee of the Real Property or the Building and/or such other designees specified by Landlord from time to time, are named as additional insureds. Such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained. Such policy shall also contain a provision which provides the insurance company will not cancel or refuse to renew the policy, or change in any material way the nature or extent of the coverage provided by such policy, without first giving Landlord at least thirty (30) days written notice by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and policy holder. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) and damage to property or such


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greater amount as Landlord may; from time to time, reasonably require,  provided such increases are commercially reasonable for comparable leased space in midtown Manhattan. Tenant shall also maintain at its own expense during the Term a policy of workers' compensation insurance providing statutory benefits for Tenant's employees and employer's liability. Tenant shall provide to Landlord upon execution of this Lease and at least thirty (30) days prior to the termination of any existing policy, a certificate evidencing the effectiveness of the insurance policies required to be maintained hereunder which shall include the named insured, additional insured, carrier, policy number, limits of liability, effective date, the name of the insurance agent and its telephone number. Following the occurrence of any event that may give rise to an insurance claim or dispute, Tenant shall provide Landlord with a complete copy, or all relevant portions of any such policy upon written request of Landlord. Tenant shall have no right to obtain any of the insurance required hereunder pursuant to a blanket policy covering other properties unless the blanket policy contains an endorsement that names Landlord, Landlord's managing agent and/or designees specified by Landlord from time to time, as additional insureds, references the Premises, and guarantees a minimum limit available for the Premises equal to the amount of insurance required to be maintained hereunder. Each policy required hereunder shall contain a clause that the policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance. The limits of the insurance required under this subsection shall not limit the liability of Tenant under this Lease. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a general policyholder rating of "A-" and a financial rating of at least "10". In the event that Tenant fails to continuously maintain insurance as required by this subsection, Landlord may, at its option and without relieving Tenant of any obligation hereunder, order such insurance and pay for the same at the expense of Tenant. In such event, Tenant shall repay the amount expended by Landlord, with interest thereon, immediately upon Landlord's written demand therefor.

        B. "All Risk" Insurance. Tenant shall also maintain at its own expense during the Term a policy against fire and other casualty on an "all risk" form covering all Alterations, construction and other improvements installed within the Premises, whether existing in the Premises on the date hereof or hereinafter installed by or on behalf of Landlord or Tenant, and on all furniture, fixtures, equipment, personal property and inventory of Tenant located in the Premises and any property in the care, custody and control of Tenant (fixed or otherwise sufficient to provide 100% full replacement value of such Items, which policy shall otherwise comply with the provisions of subsections A and C of this
Article 9.

        C. Waiver of Subrogation. The parties hereto shall procure an appropriate clause in, or endorsement on, any "all-risk" property insurance covering the Premises and the Building, including its respective Alterations, construction and other improvements as well as personal property, fixtures, furniture, inventory and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and each party hereby agrees that it will not make any claim against or seek to recover from the other or the partners, directors, officers, shareholders or employees of such party for any loss or damage to its property or the property of others resulting from fire or other hazards covered by


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such  "all-risk"  property  insurance  policies  to the extent that such loss or damage is actually recoverable under such policies exclusive of any deductibles. Such waiver will not apply should any loss or damage result from one of the parties' gross negligence or willful misconduct. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the amount of any such additional premiums and the other party shall pay the same. It is expressly understood and agreed that Landlord will not carry insurance on the Alterations, construction and other improvements presently existing or hereafter installed within the Premises or on Tenant's fixtures, furnishings, equipment, personal property or inventory located in the Premises or insurance against interruption of Tenant's business.

        D. Landlord's Insurance. Landlord agrees to maintain and keep in full force and effect throughout the Term hereof, standard fire and extended coverage, policy, insuring the Building against fire and other causes included on an "all risk" form sufficient to provide 100% full replacement value of the Building (exclusive of foundations) or such lesser amount as will avoid co-insurance provided, however, if (i) such insurance coverage ceases to be available or (ii) the cost of such insurance increases so that owners of similar properties in New York County, New York generally cease to carry such insurance, Landlord shall maintain such insurance coverage as is customarily maintained by owners of similar properties in New York County, New York.

10.     DESTRUCTION OF THE PREMISES: PROPERTY LOSS OR DAMAGE.

        A. Repair of Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth. If the Premises shall be damaged by fire or other casualty, then the Premises shall be repaired and restored to its condition preceding the damage in accordance with the provisions of this Article 10. Whenever in this Article 10 reference is made to restoration of the Premises,
(i) Tenant's obligation shall be as to all property within the Premises including Tenant's furniture, fixtures, equipment and other personal property, any and all Alterations, construction or other improvements made to the Premises by or on behalf of Tenant and any other leasehold improvements existing in the Premises on the date hereof, all of which shall be restored and/or replaced at Tenant's sole cost and expense, except in the event this Lease is terminated in accordance with this Article 10 and (ii) Landlord's obligation, if any, shall be as to the core and shell, which constitutes the structure of the Building and the mechanical, electrical, plumbing and other Building systems up to the point of connection into the Premises. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, if such repairs and restoration are not in fact completed within Landlord's estimated time period for restoration (if any), so long as Landlord shall have proceeded continuously with reasonable due diligence during the course of the restoration. Until the date occurring three (3) months following substantial completion of the repairs that are Landlord's responsibility hereunder, the Rent and additional rent shall be reduced in the proportion which the area of the part of the Premises which is damaged bears to the total area of the Premises; provided, however, should Tenant retake possession of a portion of the Premises for the conduct of business prior to such date, the Rent and additional rent shall be reinstated with respect to such reoccupied portion of the Premises and shall be payable by Tenant from the date of such possession.


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        B. Termination  Options. (i) Anything in subsection A of this Article 10 to the contrary notwithstanding, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged by fire or other casualty that, in Landlord's reasonable opinion, either substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable, or if the Building, after its proposed repair, alteration or restoration, shall not be economically viable for its current use, then in any of such events. Landlord, at Landlord's option, may, not later than sixty (60) days following the damage, give Tenant a notice in writing terminating this Lease. In addition,
(i) if any material damage shall occur to the Premises or the Building during the last eighteen (18) months of the Term, Landlord and Tenant shall each have the option to terminate this Lease by thirty (30) days prior written notice to Tenant or Landlord, as applicable and (ii) Landlord shall not be obligated to repair or restore the Premises or the Building if a holder of a mortgage or underlying leasehold applies proceeds of insurance to the loan or lease payment balance, and the remaining proceeds, if any, available to Landlord are insufficient to pay for such repair or restoration. If Landlord or Tenant elects to terminate this Lease, the Term shall expire upon the date set forth in the notice of termination rendered to the other party, and Tenant shall vacate the Premises and surrender the same to Landlord without prejudice however, to Landlord's rights and remedies against Tenant under this Lease in effect prior to such termination and any Rent owing shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Upon the termination of this Lease under the conditions provided for in the next preceding sentence, Tenant's liability for Rent and additional rent thereafter accruing shall cease as of the day following such damage.

           (ii) If twenty-five (25%) percent or more of the rentable area of the Premises is damaged by fire or other casualty or are rendered wholly untenantable thereby, and If Landlord shall elect to restore the Premises, Landlord shall, within the aforesaid sixty (60) day period following the damage, cause an Independent contractor or architect selected by Landlord to give notice to Tenant of the date by which such contractor or architect believes the restoration of the Premises shall be substantially completed (the "Restoration Date"). If such notice shall indicate that the Restoration Date shall not occur within twelve (12) months following such initial sixty (60) day estimate period, then Tenant shall have the right to terminate this Lease by giving notice to Landlord not later than fifteen (15) days after receiving such notice and in such event this Lease shall terminate on the later of the date specified in Tenant's notice for the termination of this Lease (which date shall not be more than thirty (30) days after the giving of such notice by Tenant) or the date Tenant vacates the Premises and removes all its property therefrom.

        C. Repair  Delays.  Subject to the  provisions  of  subsection A of this
Article 10, Landlord shall not be liable for reasonable delays which may arise by reason of the claim adjustment with any insurance company on the part of Landlord and/or Tenant, and for reasonable delays on account of "labor troubles" or any other cause beyond Landlord's control.

        D. Provision Controlling. The parties agree that this Article 10 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and that Section 227 of the Real Property Law of the State of New


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York,  which  provides  for  such  contingency  in  the  absence  of an  express agreement, and any other law of like import now or hereafter in force shall have no application in any such case.

        E. Property Loss or Damage. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Except for Landlord's repair and restoration obligations set forth in subsection A hereof, neither Landlord nor its agents shall be liable for any injury or damage to property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work: nor shall Landlord be liable for any latent defect in the Premises or in the Building (except as otherwise expressly provided herein).

        F. Landlord's Failure to Make Repairs. Notwithstanding anything to the contrary contained in this Lease, if (i) Landlord fails to take such measures as may be reasonable under the circumstances to make any repairs or perform any maintenance required to be made or performed by Landlord pursuant to the terms of this Lease within ten (10) consecutive business days after Tenant has notified Landlord of the needed repair or maintenance (or such longer period of time as is necessary given the nature of the needed repair or maintenance, so long as Landlord is diligently pursuing the cure thereof to substantial completion), which failure renders the Premises or any "material portion" thereof not usable (as reasonably determined by Landlord) and as a result thereof Tenant ceases to conduct its business therein, or (ii) if the Premises or any material portion thereof is rendered not usable as reasonably determined by Landlord) and Tenant ceases to conduct its business therein by reason of any repair or maintenance made by Landlord, which condition continues for ten (10) consecutive business days after Tenant has notified Landlord thereof (or such longer period of time as is necessary given the nature of the needed repair or maintenance, so long as Landlord is diligently pursuing the cure thereof to substantial completion), then provided and upon the condition that this Lease is in full force and effect and Tenant is not in default hereunder beyond applicable notice and grace periods, the Rent and additional rent shall be abated in the proportion by which the portion of the Premises which is not reasonably usable and is not used by Tenant bears to the total area of the Premises, commencing on the expiration of such ten (10) business day period until the date such repair is made or maintenance completed. For the purposes of this subsection I, the term "material portion" shall mean not less than twenty-five (25%) percent of the area on any floor of the Premises. In the event Landlord is unable to make any repairs or perform any maintenance obligations because of a force majeure event or any other reason beyond the reasonable control of Landlord including, without limitation, the acts or omissions of Tenant or any of Tenant's agents, employees or contractors, then the ten (10) business day period shall be extended one (1) day for each day such event of force majeure or other impossibility exists. Notwithstanding the foregoing remedy, Landlord agrees to diligently pursue any such repair or maintenance. A copy of any notice from Tenant to Landlord given pursuant to this subsection F shall not be deemed effective unless and until a copy of said notice is sent simultaneously to the


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holder of any Mortgage  encumbering the Building whose address has been provided to Tenant or with whom Tenant has entered in a subordination agreement in accordance with Article 7 hereof.

11.     CONDEMNATION.

        A. Condemnation. If the whole of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Real Property shall be so acquired or condemned then, (i) except as hereinafter provided in this subsection A, this Lease and the Term shall continue in force and effect but, if a part of the Premises is included in the part of the Real Property so acquired or condemned, from and after the date of the vesting of title, the Rent and additional rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation; (ii) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title, a five (5) days notice of termination of this Lease; and (iii) if the part of the Real Property so acquired or condemned shall contain more than thirty (30%) percent of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give .to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days notice of termination of this Lease. If any such five (5) days notice of termination is given by Landlord or Tenant, this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this subsection A, Landlord, at Landlord's expense, shall restore that part of the Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Term pursuant to the provisions of this subsection A, the Rent and additional rent shall be apportioned as of the date of sooner termination and any prepaid portion of Rent and additional rent for any period after such date shall be refunded by Landlord to Tenant.

        B. Award. In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this subsection B shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for Tenant's relocation expenses or the then value of any furniture, furnishings, fixtures and Alterations installed by and at the sole expense of Tenant and included in such taking, provided that such award shall not reduce the amount of the award otherwise payable to Landlord.

12.     ASSIGNMENT AND SUBLETTING.


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        A.  Prohibition  Without Consent.  Except as expressly  provided herein,
Tenant expressly covenants that it shall not (i) assign or otherwise transfer this Lease or the term and estate hereby granted, (ii) mortgage, pledge or encumber this Lease or the Premises or any part thereof in any manner by reason of any act or omission on the part of Tenant, or (iii) sublet the Premises or any part thereof or permit the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise) without obtaining the prior written consent of Landlord in each instance, which consent shall be granted or withheld in accordance with the terms of this
Article 12. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant (which Tenant shall have been notified of), collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance which consent shall be granted or withheld in accordance with the terms of this Article 12. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 12 shall be void.

        B. Notice of Proposed Transfer. If Tenant shall at any time or times during the Term desire to assign this Lease or sublet all or part of the Premises (excluding any assignment or subletting to a related corporation pursuant to subsection L of this Article 12 or a permitted transfer of the nature described in subsection K of this Article 12), Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than ten (10) nor more than one hundred and eighty (180) business days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (iii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report or other financial information reasonably requested by Landlord, (iv) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming that they have dealt with Tenant and claiming a commission or similar compensation in connection with the proposed assignment or sublease and (v) in the case of a sublease, such additional information related to the proposed subtenant as Landlord shall reasonably request, if any.

        C. Landlord's Options. Except for a permitted transfer of the nature described in subsections K and L of this Article 12, the notice containing all of the information set forth in Subsection B of this Article 12 above shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option, (a) terminate this Lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Premises for all or substantially all of the balance of the Term), or (b) terminate this Lease with respect to the


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portion of the Premises  that Tenant  desires to  sublease.  Said options may be exercised by Landlord by notice to Tenant at any time within ten (10) business days after the aforesaid notice has been given by Tenant to Landlord; and during such ten (10) business day period Tenant shall not assign this Lease nor sublet such space to any person or entity. Notwithstanding the foregoing to the contrary, Landlord agrees to a one time waiver of its recapture options set forth above in connection with a proposed sublease covering up to seventy-five (75%) percent of the rentable square footage on one (1) floor of the Premises for a term of three (3) years or less which commences prior to the date on which the fifth (5th) anniversary of the Commencement Date shall occur.

        D. Termination by Landlord. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet all or substantially all of the Premises (excluding any assignment or subletting to a related corporation pursuant to subsection L of this Article 12 or a permitted transfer of the nature described in subsection K of this Article 12), then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the Rent and additional rent due hereunder shall be paid and apportioned to such date. Furthermore, if Landlord exercises its option to terminate this Lease in part in any case where Tenant desires to sublet part of the Premises, then (i) this Lease shall end and expire with respect to such part of the Premises on the date that the proposed sublease was to commence; (ii) from and after such date the Rent, Tenant's Proportionate Share, Labor Rate Factor and additional rent due hereunder shall be adjusted, based upon the proportion that the rentable area of the Premises remaining bears to the total rentable area of the Premises;
(iii) from and after such date Tenant shall afford Landlord and its agents, tenants, undertenants, or licensees reasonable appropriate means of ingress and egress to and from such surrendered space; and (iv) Tenant shall pay to Landlord, upon demand, the costs incurred by Landlord in physically separating such part of the Premises from the balance of the Premises and in complying with any legal or insurance requirements relating to such separation, and the repairing and restoration to tenantable condition of any part of the remainder of the Premises which is physically affected by such separation, if Landlord exercises its option to terminate this Lease in whole or in part pursuant to subsection C of this Article 12. Landlord shall be free to and shall have no liability to Tenant if Landlord should lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant; provided, however, that if Landlord should lease the Premises or any part thereof) to the Tenant's prospective assignee or subtenant, then Landlord shall pay any brokerage fee incurred in connection therewith.

        E. Intentionally Deleted.

        F. Effect of Termination. Tenant shall complete, swear to and file any questionnaires, tax returns, affidavits or other documentation which may be required to be filed with the appropriate governmental agency in connection with any other tax which may now or hereafter be in effect. Tenant further agrees to pay any amounts which may be assessed in connection with any of such taxes and to indemnify Landlord against and to hold Landlord harmless from any claims for payment of such taxes as a result of such transactions.

        G. Conditions for Landlord's Approval. In the event Landlord does not exercise either of the options provided to it pursuant to subsection C of this
Article 12 and provided that Tenant is not in default of any of Tenant's monetary or other material non-monetary obligations


                                       20
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under this Lease as of the time of Landlord's  consent,  and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed, provided and upon condition that:

           (i) Tenant shall have complied with the provisions of subsection B of this Article 12 and Landlord shall not have exercised any of its options under subsection C of this Article 12 within the time permitted therefor;

           (ii) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant part thereof, will be used in a manner, which (a) is in keeping with the then standards of the Building, (b) is limited to the use of the Premises for the Permitted Uses, and (c) will not violate any negative covenant as to use contained in any other lease of office space in the Building of which Landlord shall notify Tenant;

           (iii) The proposed assignee or subtenant is a reputable party of good business character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

           (iv) Neither (a) the proposed assignee or subtenant nor (b) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or subtenant, is then an occupant of any part of the Building, if Landlord has any comparably sized space available or becoming available for lease in the Building within six (6) months following Landlord's receipt of notice of the proposed assignment or sublease;

           (v) The proposed assignee or subtenant is not a person with whom Landlord is or has been, within the preceding six (6) month period, negotiating to lease comparably sized space in the Building if Landlord has any space available or becoming available for lease in the Building;

           (vi) The form of the proposed  sublease or  instrument  of assignment
(a) shall be in form reasonably satisfactory to Landlord, and (b) shall comply with the applicable provisions of this Article 12;

           (vii) Any proposed subletting shall not result in there being more than two (2) occupants (including Tenant) on the floor that is subject to such sublease;

           (viii) The rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to subsection B of this Article 12;

           (ix) Within ten (10) business days of a bill thereof or, Tenant shall reimburse Landlord for the reasonable out-of-pocket costs that are actually incurred by Landlord in connection with said assignment or sublease (excluding any permitted sublease or assignment to a related corporation), including without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred by Landlord in connection with the granting of any requested consent;


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           (x) No flyer or other advertisement pertaining to the availability of the Premises for subletting or assignment shall contain the proposed rental thereof;

           (xi) The proposed occupancy shall not, in Landlord's reasonable opinion, materially increase the Building's operating or other expenses or impose an extra burden upon services to be supplied by Landlord to Tenant;

           (xii) The proposed assignee or subtenant or its business shall not be subject to compliance with additional requirements of law (including related regulations) beyond those requirements which are applicable to the named Tenant herein which would impose an additional burden or monetary obligation on Landlord;

           (xiii) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State; and

           (xiv) Any sublease shall not be for a sublet space of less than 10,000 rentable square feet.

        If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise either of its options under subsection C of this Article 12, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs, and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. Landlord will respond to Tenant's request for Landlord's consent to a proposed assignment or subletting within ten (10) business days of Tenant's written request therefor accompanied by all supporting documentation required hereunder. In the event Landlord fails to respond to Tenant's request for consent of the proposed transfer within such ten (10) business day period, Tenant may send a second (2nd) written request stating in bold type that "LANDLORD'S FAILURE TO RESPOND TO TENANT'S REQUEST FOR LANDLORD'S CONSENT TO THE PROPOSED TRANSFER WITHIN FIVE (5) BUSINESS DAYS OF THIS SECOND (2nd) REQUEST SHALL BE DEEMED LANDLORD'S CONSENT TO SUCH PROPOSED TRANSFER." A copy of such second (2nd) notice must be simultaneously sent to Landlord's counsel (or such other parties as Landlord may from time to time designate) in accordance with the notice provisions of Article 27 of this Lease in order for the same to be deemed effective. The failure of Landlord to respond to Tenant's second (2nd), request within such five (5) business days shall be deemed to be Landlord's consent to such assignment or subletting.

        H. Future Requests. In the event that (i) Landlord fails to exercise either of its options under subsection C of this Article 12 and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within ninety (90) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of subsection B of this Article 12 before assigning this Lease or subletting all or part of the Premises.


                                       22
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        I.  Sublease  Provisions.  With  respect to each and every  sublease  or subletting authorized by Landlord under the provisions of this Lease, it is further agreed that:

           (i) No subletting shall be for a term ending later than one (1) day prior to the -Expiration Date of this Lease;

           (ii) No sublease shall be delivered, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

           (iii) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's Rent. The provisions of this Article 12 shall be self-operative and no further instrument shall be required to give effect to this provision;

           (iv) If any laws, orders, rules or regulations of any applicable governmental authority require that any Hazardous Substances, including, without limitation, asbestos, contained in or about the Premises to be sublet (the "Sublet Space") be dealt with in any particular manner in connection with any alteration of the Sublet Space, then it shall be the subtenant's obligation, at the subtenant's expense, to deal with such Hazardous Substances in accordance with all such laws, orders, rules and regulations (unless Landlord elects to deal with such Hazardous Substances itself, in which event, the subtenant shall reimburse Landlord for all of Landlord's costs and expenses in connection therewith within ten (10) days next following the rendition of a statement therefor); and

           (v) Except for any subletting by Tenant to Landlord or its designee pursuant to the provisions of this Article 12, each subletting pursuant to this
Article 12 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to Landlord or any such subletting to any other subtenant and/or acceptance of Rent or additional rent by Landlord from any subtenant. Tenant shall and will remain fully liable for the payment of the Rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 12.


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        J. Profits from  Assignment or  Subletting.  If Landlord  shall give its consent to any assignment of this Lease or to any sublease or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

           (i) In the case of an assignment, an amount equal to seventy-five (75%) percent of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then fair market value thereof, as reasonably determined by Landlord) less all customary expenses reasonably and actually incurred by Tenant on account of brokerage commissions, legal expenses, tenant improvement allowances, rent credits and advertising costs in connection with such assignment, provided that Tenant shall submit to Landlord a receipt evidencing the payment of such expenses (or other proof of payment as Landlord shall reasonably require); and

           (ii) In the case of a sublease seventy-five (75%) percent of any rents, additional charges or other consideration payable under the sublease on a per square foot basis to Tenant by the subtenant which is in excess of the Rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then fair market value thereof, as reasonably determined by Landlord), less all customary expenses reasonably and actually incurred by Tenant on account of brokerage commissions, legal expenses, tenant improvement allowances, rent credits, advertising costs and the cost of demising the premises so sublet in connection with such sublease, provided that Tenant shall submit to Landlord a receipt evidencing the payment of such expenses or other proof of payment as Landlord shall reasonably require). The sums paid under this subsection J (ii) of this Article 12 shall be paid to Landlord as and when payable by the subtenant to Tenant.

        K. Other Transfers. (i) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally or internationally recognized stock exchange (hereinafter referred to as a "public corporation"), the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer of a majority of the stock of Tenant were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to which stock of Tenant is transferred, provided that such merger, consolidation or transfer of assets or stock is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby, and provided further, that in any of such events (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the tangible net worth of Tenant immediately prior to such merger, consolidation or transfer, (b) proof satisfactory to Landlord of such tangible net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction and (c) the use of the Premises for the Permitted Use shall remain unchanged following any such merger, consolidation or transfer of assets. For the purposes of this Lease, the term "tangible net worth"


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shall be deemed to mean an entity's equity,  as reported in such entity's annual financial statements (prepared in accordance with generally accepted accounting principles and audited by a "Big Five" accounting firm or other independent accounting firm reasonably acceptable to Landlord), less the intangible assets of such entity, including but not limited to, copyrights, trademarks, trade names, licenses, patents, franchises, goodwill, operating rights and deferred financing costs.

           (ii) If Tenant is a partnership, the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority interest in the partnership, as if such transfer were an assignment of this Lease.

           (iii) If Tenant is a subdivision, authority, body, agency, instrumentality or other entity created and/or controlled pursuant to the laws of the State of New York or any city, town or village of such state or of federal government ("Governmental Entity"), the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of any of Tenant's rights to use and occupy the Premises, to any other Governmental Entity, as if such transfer of the right of use and occupancy were an assignment of this Lease, but said provisions shall not apply to a transfer of any of Tenant's rights in and to the Premises to any Governmental Entity which shall replace or succeed to substantially similar public functions, responsibilities and areas of authority as Tenant, provided that in any of such events the successor Governmental Entity (a) shall utilize the Premises in a manner substantially similar to Tenant, and (b) shall not utilize the Premises in any manner which, in Landlord's judgment, would impair the reputation of the Building as a first-class office building.

           (iv) If Tenant is a sole proprietorship, the provisions of subsection A of this Article 12 shall apply to any assignment of the business of such sole proprietorship.

        L. Related Corporation. Notwithstanding anything to the contrary contained herein. Tenant may, without Landlord's consent, but upon not less than ten (10) business days prior notice to Landlord and submission to Landlord of any information reasonably requested by Landlord with respect to any related corporation (as hereinafter defined), permit any corporations or other business entities (but not including Governmental Entities) which control, are controlled by, or are under common control with Tenant (herein referred to as "related corporation") to sublet or occupy all or part of the Premises or to take an assignment of this Lease for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty (50%) percent of all of the voting stock or other equity interest of such corporation or not less than fifty (50%) percent of all of the legal and equitable interest in any other business entities (provided however, with respect to any sublettings or occupancies of not more than 35,000 of the rentable square feet of the Premises in the aggregate to any related corporation(s) which are principally engaged in the business of providing financial services, for the purposes of this subsection L only, "control" shall be deemed to mean ownership of not less than twenty-five (25%) percent of all of the voting stock of any such entity or not less than twenty-five (25%) percent of all of the legal and equitable interest in any other business entities.


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        M. Assumption by Assignee. Any assignment or transfer, whether made with
Landlord's consent pursuant to subsection A of this Article 12 or without Landlord's consent pursuant to subsection K of this Article 12, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease from and after the effective date of such assignment and agree to be bound by all of the terms, conditions, covenants and provisions hereof on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in subsection A of this Article 12 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent and/or additional rent by Landlord from an assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

        N. Liability of Tenant. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease, provided Tenant's liability hereunder shall not be increased by reason thereof.

        O. Listings. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlords will by notice to Tenant.

        P. Re-entry by Landlord. If Landlord shall recover or come into possession of the Premises before the date herein fixed for the termination of this Lease as a result of a default by Tenant under this Lease or a surrender of the Premises by mutual agreement. Landlord shall have the right, at its option, to take over Tenant's interest as sublessor in any and all subleases or sublettings of the Premises or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of Tenant's interest as sublessor in the subleases and sublettings as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further instruments of assignment and transfer as may be necessary to vest in Landlord the then existing subleases and subletting. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder of or if Landlord shall otherwise succeed to Tenant's estate in the


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Premises,  that such subtenant shall waive any right to surrender  possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than one (1) month's rent and additional rent which shall be payable as provided in the sublease, (iv) be obligated to repair the subleased space or the Building or any part thereof, in the event of total or substantial total damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Landlord, (v) be obligated to repair the subleased space or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the subleased space or the Building not taken or (vi) be obligated to perform any work in the subleased space of the Building or to prepare them for occupancy beyond Landlord's obligations under this Lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in this Article 12.

13.     CONDITION OF THE PREMISES.

        A. Acceptance by Tenant. Tenant has examined the Premises and agrees to accept possession of the Premises in the condition and state of repair which shall exist on the date hereof "as is", and further agrees that Landlord shall have no obligation to perform any work or make any installations in order to prepare the Premises for Tenant's occupancy (provided that Landlord agrees to deliver possession of the Eleventh Floor vacant, except for the "FF&E" (as hereinafter defined) being purchased by Tenant from the existing tenant therein). The taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises and the Building were in good and satisfactory condition.

        B. Tenant's Initial Alteration. Tenant agrees, at its sole cost and expense, to perform, or to cause contractors approved by Landlord to perform, Alterations to the Tenth Floor Space as more particularly described in Schedule B annexed hereto, in accordance with the terms, conditions and provisions thereof, and in accordance with all other terms, conditions and provisions contained in this Lease, including, without limitation. Schedules C and D annexed hereto. All of the terms, covenants and conditions of Schedules C and D are incorporated in this Lease as if fully set forth at length herein.

14.     ACCESS TO PREMISES.

        A. Access by Landlord. Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Building to erect, use, maintain and replace, concealed ducts, pipes and


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conduits in and through the Premises. To the extent reasonably practicable,  any pipes,  ducts or conduits  installed in or through the Premises pursuant to this
Article 14 shall be concealed behind, beneath or within partitioning, columns, ceilings or floors located or to be located in the Premises. Landlord, Landlord's agents and/or affiliates, and the holder of any Mortgage shall each have the right to enter the Premises at all reasonable times upon reasonable prior notice (other than in event of an emergency), which notice may be oral or by telephone and accompanied by a representative of Tenant at Tenant's request, to (i) examine the same, (ii) to show them to prospective purchasers, mortgagees or lessees of the Building or space therein, (iii) to make such repairs, replacements, alterations, improvements or additions as Landlord may deem necessary to the Premises or to make such decorations, repairs, replacements, alterations, improvements or additions as Landlord may deem necessary or desirable to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, (iv) for the purpose of complying with laws, regulations or other requirements of government authorities and (vi) to perform "Remedial Work" (as defined in Article 40 hereof) after the failure of Tenant to perform the same in accordance with the terms of this Lease. Landlord shall be allowed, during the progress of any work in and about the Premises, to take all necessary material and equipment into and upon the Premises and to temporarily store them within the Premises without the same constituting an eviction or constructive eviction of Tenant in whole or in part
and  the  Rent  shall  in  no  wise  abate  while  any   decorations,   repairs,
replacements, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. Except in the event of an emergency or where such entry is required by law, Landlord's right of entry shall be exercised following reasonable advance notice to Tenant, which notice may be telephonic. Landlord agrees that while exercising such right of entry or making such repairs, replacements or improvements, other than repairs, replacements or improvements performed by Landlord as a result of a default by Tenant in the observance or performance of its obligations hereunder, Landlord shall use reasonable efforts to avoid interfering with Tenant's business or disrupting the same, provided that Landlord shall in no event be obligated to employ labor at overtime or premium rates. During the one (1) year prior to the Expiration Date or the expiration of any renewal or extended term, Landlord may exhibit the Premises to prospective tenants thereof at all reasonable times on business days (or at other times with Tenant's prior consent, which consent shall not be unreasonably withheld, delayed or conditioned), which entry shall be done in a manner intended to avoid unreasonable interference with Tenant's business operations. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall not be deemed an actual or constructive eviction and shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time, when for any reason an entry therein shall be permissible, Landlord or Landlord's agents may enter the same by a master key, or in an emergency only may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however,
shall  be  deemed  or  construed  to  impose  upon   Landlord  any   obligation,
responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Any entry upon the Premises by Landlord or its


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agents  pursuant to this  Article 14 shall be  effected in a manner  intended to minimize interference with the conduct of Tenant's business in the Premises (without any requirement that Landlord utilize overtime or premium-pay labor unless Tenant pays for such overtime or premium-pay costs in advance).

        B. Other Landlord Privileges. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. Except as otherwise set forth herein, including, without limitation, the provisions of
Article 4 and Schedule E hereof, Tenant acknowledges that Landlord may (but shall have no obligation to) perform repairs, maintenance, improvements, alterations and/or substantial renovation work in and to the public parts of the Building and the mechanical and other systems serving the Building (which work may include repairs, maintenance, improvements and/or alterations to the lobby and facade of the Building, which may require that scaffolding and/or a sidewalk bridge be placed in front of the Building, and the replacement of the building exterior facade and window glass, requiring access to the same from within the Premises). Except as otherwise expressly set forth herein, including, without limitation, the provisions of Article 10 and 29(i) hereof, Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Rent on account of any noise, vibration or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access thereto) which shall arise out of the performance by Landlord or other tenants of the aforesaid repairs, maintenance, alterations, additions, improvements, alterations and renovations of the Building or any part thereof and Tenant hereby agrees to release Landlord of and from any claims (including without limitation, claims arising by reason of loss or interruption of business) of every kind and nature whatsoever arising under or in connection therewith. Tenant understands and agrees that all parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air-conditioning, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair. Landlord, throughout the Term, shall have free access to any and all mechanical installations of Landlord, including but not limited to air-conditioning, fan, ventilating, machine rooms and electrical closets.

15. CERTIFICATE OF OCCUPANCY. Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy (if any) issued for the Premises or for the Building and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of such certificate of occupancy whether or not such use shall be a Permitted Use, Tenant shall, upon five (5) days written notice from Landlord, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies


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given to  Landlord  by and  pursuant  to the  provisions  of  Articles 17 and 18 hereof. Landlord hereby represents to Tenant that as of the date hereof, there is no certificate of occupancy issued for the Premises or for the Building by The City or State of New York. Landlord hereby represents to Tenant that, as of the date hereof, Tenant may lawfully use and occupy the Premises for office use; provided however, in the event the foregoing representation is inaccurate and any governmental agency having jurisdiction over the Premises or the Building requires Tenant to cease using the Premises for office use, Tenant may, as its sole and exclusive remedy, vacate the Premises in the condition required hereunder and, upon five (5) business days notice to Landlord, terminate this Lease and the term and the estate hereby granted, whereupon this Lease shall be deemed null and void and of no further force or effect and the parties hereto shall have no further rights or obligations hereunder, except those which expressly survive the Term hereof.

16. LANDLORD'S LIABILITY. The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, in respect of the period thereafter occurring and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter to be performed, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or other transferee that such purchaser, grantee, assignee or other transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Neither the shareholders, members, directors or officers of Landlord, if Landlord is a corporation, nor the partners comprising Landlord (nor any of the shareholders, members, directors or officers of such partners), if Landlord is a partnership (collectively, the "Parties"), shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and the Real Property and Tenant shall not look to or attach any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlords failure to perform such obligations. In no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint ventures, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for incidental or consequential damages.

17.     DEFAULT.

        A. Events of Default. Upon the occurrence of any one or more of the following events (referred to as "Events of Default") at anytime prior to or during the Term:

           (i) if Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of seven (7) business days after notice by Landlord to Tenant of such default; or


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           (ii) if Tenant shall default in the  observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within thirty (30) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence within said period of thirty (30) days, or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

           (iii) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

           (iv) if the Premises shall become abandoned or if Tenant shall fail to take possession of the Premises within one hundred eighty (180) days after the Commencement Date; or

           (v) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as may be expressly permitted under Article 12 hereof; or

           (vi) if Tenant shall commence any action in any court for a liquidation, dissolution or similar relief under the present or any future statute or law other than the Bankruptcy Code (as hereinafter defined) or a successor bankruptcy statute of like import; or

           (vii) if Tenant makes an assignment for the benefit of creditors; than Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said five
(5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18 hereof.

        B. Bankruptcy.

           (i) For purposes of this Article 17; (a) "trustee" means Tenant, or Tenant as debtor-in-possession, or the trustee for Tenant, as the case may be; and (b) "adequate assurance" means sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that, for the balance of the Term of this Lease, Tenant's obligations under this Lease shall be observed, performed and fulfilled.

           (ii) In the event Tenant shall become a debtor under Chapter 7 of the federal Bankruptcy Code, as the same may be amended or under any successor statute thereto (the "Bankruptcy Code"), and the trustee shall elect to assume this Lease for the balance of the Term hereof or for the purpose of assignment, such election and assignment may only be made if all of the terms and conditions of clause (iv) of this subsection B of this Article 17 are satisfied. If the Chapter 7 trustee fails to elect to assume this Lease within sixty (60) days after the filing of the petition, this Lease shall be deemed to have been rejected and canceled, and Landlord shall


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thereupon be immediately  entitled to possession of the Premises without further obligation to the trustee.

           (iii) If a petition for reorganization or adjustment of debts is filed by or concerning Tenant under Chapter 11 or 13 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is converted to Chapter 11 or 13, the trustee shall be required to elect to assume this Lease within seventy-five (75) days from the date of the filing of the petition under Chapter 11 or 1 3, or the trustee shall be deemed to have rejected this Lease, the Lease shall be deemed canceled, and Landlord shall thereupon be immediately entitled to possession of the Premises without further obligation to the trustee.

           (iv) Whether under Chapter 7, 11 or 13 of the Bankruptcy Code, no election to assume this Lease by the trustee shall be effective unless each of the following conditions have been satisfied:

           (a) The trustee, if it is assuming this Lease for the balance of the Term hereof, or the assignee of this Lease after assumption, as the case may be, has submitted a current financial statement audited by an independent certified public accountant demonstrating a net worth and working capital in amounts reasonably sufficient to provide adequate assurance;

           (b) The trustee, if it is assuming this Lease for the balance of the Term hereof, or the assignee of this Lease after assumption, as the case may be, has delivered to Landlord guarantees of payment in form and substance reasonably satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness;

           (c) All pre-petition Rent, additional rent and other charges which are then due and payable have been paid;

           (d) All administrative rent has been paid;

           (e) The trustee, if it assuming this Lease for the balance of the Term hereof, or the assignee of this Lease after assumption, as the case may be, covenants in writing to cure all non-monetary Events of Default within thirty
(30) days after assumption (or if any such Event Default is not susceptible to cure within such thirty (30) day period, the trustee or the assignee covenants in writing to commence such cure within such thirty (30) day period and to thereafter prosecute to completion all steps necessary to remedy the default); and

           (f) An amount equal to the sum of three (3) months Rent then payable hereunder has been deposited with Landlord as an additional security deposit, to be held pursuant to Article 32 hereof.

           (v) During the pendency of a bankruptcy case, in no event shall the amount required to be paid for administrative rent or use and occupancy be an amount less than the sum required to be paid pursuant to the provisions of this Lease for Rent, additional rent and all other charges.


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        (vi) Nothing set forth in this Article 17 shall either be  considered or construed to limit the amount of damages recoverable by Landlord from the trustee under the Bankruptcy Code.

        (vii) If, at any time, (a) Tenant shall be comprised of two (2) or more persons, or (b) Tenant's obligations under this Lease shall have been guaranteed by any person other then Tenant, or (c) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in this subsection B, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease.

        C. Conditional Limitation. Nothing contained in this Article 17 shall be deemed to require Landlord to give the notices herein provided for prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for recovery of rent on account of any default in the payment of the same, it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and if Tenant thereafter remains in possession after such termination, Tenant shall do so as a tenant holding over without the consent of Landlord.

18.     REMEDIES AND DAMAGES.

        A. Landlord's Remedies.

           (i) Upon the termination of this Lease in the manner provided for in Section A of Article 17 hereof, or upon the termination of this Lease for any other reason whatsoever, then, in any of such events, in addition to all other remedies provided for herein or available as a matter of law:

           (a) Landlord and its agents and Servants may immediately, or at any time after such default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, either (i) dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises (without being liable to indictment, prosecution or damages therefor) or (ii) by summary proceedings or by any other applicable action or proceeding and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises, and in all instances, take and retain possession of the Premises as if this Lease had not been made. To the extent permitted by law, Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings for any reason whatsoever; and

           (b) Landlord, At Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Landlord, at


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Landlord's option, may make such repairs, replacements,  alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

           (ii) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to reinstate this Lease, after (a) Tenant shall have been dispossessed by a judgment of possession or by warrant of eviction issued by any court, or (b) any re-entry by Landlord, or (c) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

        B. Damages.

           (i) If this Lease and the Term shall expire and come to an end for any reason whatsoever, or if Landlord shall re-enter the Premises, then, in any of said events:

           (a) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

           (b) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of subsection A(i) of this Article 18 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, or Landlord's re-entry upon the Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, advertising, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Rent, Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and


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           (c)  whether  or  not  Landlord  shall  have  collected  any  monthly
Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies as and for liquidated and agreed final damages, a sum equal to the present value discounted a rate of six (6%) percent per annum of the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Premises for the same period, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of subsection B(1)(b) of this Article 18 for the same period; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

           (ii) If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this subsection B. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Rent reserved in this Lease. Solely for the purposes of this Article, the term "Rent" as used in subsection B(i) of this Article 18 shall mean the Rent in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Premises by Landlord, as the case may be, adjusted to reflect any increase or decrease pursuant to the provisions of Article 28 hereof for the Comparison Year (as defined in said Article 28) immediately preceding such event. Nothing contained in Article 17 or this Article 18 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in subsection B(i) of this Article 18.

        C. Legal Fees.

           (i) Tenant hereby agrees to pay, as additional rent, all reasonable attorneys' fees and disbursements land all other court Costs or expenses of legal proceedings) which Landlord may incur or pay out by reason of, or in connection with:

           (a) any action or proceeding by Landlord to terminate this Lease;

           (b) any default by Tenant in the observance or performance of any obligation under this Lease (including, but not limited to, matters involving payment of rent and additional rent, computation of escalations, alterations or other Tenant's work and subletting or assignment), whether or not Landlord commences any action or proceeding against Tenant (including, but not limited to, any arbitration proceeding); and

           (c) any action or proceeding brought by Tenant against Landlord for any officer, partner or employee of Landlord) in which Tenant fails to secure a final unappealable judgment against Landlord.


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           (ii) Tenant's obligations under this subsection C of Article 18 shall survive the expiration of the Term hereof or any earlier termination of this Lease. This provision is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

        D. Additional Landlord Remedies. Tenant hereby acknowledges and agrees that in the event this Lease and the Term hereof shall expire and come to an end for any reason, Tenant shall be liable for an amount equal to the sum of the unamortized portion of any brokerage commissions or fees paid by Landlord in connection with this Lease (amortized on a straight-line basis over the Term of this Lease), which sum shall be immediately due and payable by Tenant on demand by Landlord and deemed to be additional rent hereunder, unless such amount is recovered by Landlord by operation of the other provisions of this Article 18.

19.     FEES AND EXPENSES.

        A. Curing Tenant's Defaults. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, after the giving of notice (if required) and upon the expiration of any applicable grace period (except in an emergency), Landlord may immediately or at any time thereafter and without further notice perform the same for the account of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection with any such default by Tenant or the cure thereof including, but not limited to, any damages or fines or any reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefor. If the Term hereof shall have expired at the time Landlord sustains or incurs such expenditures, such sums shall be recoverable by Landlord, as damages.

        B. Late Charges. If Tenant shall fail to make payment of (i) any installment of Rent or any additional rent or (ii) any other sum of money which shall become due and payable by Tenant to Landlord pursuant to the terms of this Lease within ten (10) days after the date when such payment or Installment Is due, Tenant shall pay to Landlord, in addition to such installment of Rent or additional rent or other sum, as the case may be, (x) a late payment charge of Five Hundred and 00/100 ($500.00) Dollars and (y) interest on the amount overdue at a rate of fifteen (15%) percent per annum (or, if less, the maximum rate permitted by applicable law), of the amount unpaid computed from the date on which such installment or payment is due to the date of payment thereof (but in no event shall such interest be calculated and payable for less than a full calendar month), and such late payment charge and interest shall be deemed to be additional rent. Tenant acknowledges and agrees that, except as otherwise expressly provided herein, if Tenant fails to dispute any item of additional rent within ninety (90) days of receipt of a bill or notice therefor, Tenant shall be deemed to have waived its right to dispute the same.

20. NO REPRESENTATIONS BY LANDLORD. Landlord or Landlord's agents have made no representations or promises with respect to the Building, the Real Property, the Premises, Taxes (as defined in Article 28 hereof) or any other matter or thing affecting or related to the


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Premises,  except as herein  expressly  set forth and no  rights,  easements  or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein.

21.     END OF TERM.

        A. Surrender of Premises. Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all Alterations and property to the extent required pursuant to Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term, if the last day of the Term or any renewal thereof falls on Saturday or Sunday this Lease shall expire on the business day immediately preceding.

        B. Holdover by Tenant. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date or sooner termination of the Term, in addition to any other rights or remedy Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to one and one half (l 1/2) times the aggregate of that portion of the Rent and the additional rent which was payable under this Lease during the last month of the Term (the Last Month's Rent") for the first (1st) month or portion, thereof that Tenant holds over, (ii) two hundred (200%) percent of the Last Month's Rent for the second (2nd) month or portion thereof during which Tenant continues to hold-over and (iii)) three hundred (300%) percent of the Last Month's Rent for the third (3rd) and each succeeding month, or portions thereof, during which Tenant continues to hold-over following the Expiration Date or earlier termination of this Lease. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article 21, which provisions shall survive the Expiration Date or sooner termination of this Lease, if Tenant shall hold-over or remain in possession of any portion of the Premises more than ninety (90) .days beyond the Expiration Date or earlier termination of this Lease, notwithstanding the acceptance of any Rent and additional rent paid by Tenant pursuant to the preceding provisions. Tenant shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of lost opportunities (and/or new leases) by Landlord to re-let the Premises (or any part thereof). All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

22. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that so as long as this Lease is in full force and effect and Tenant is not in default hereunder, Tenant may


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peaceably and quietly enjoy the Premises,  subject,  nevertheless,  to the terms and conditions of this Lease including, but not limited to, Article 16 hereof and to all Mortgages.

23. FAILURE TO GIVE POSSESSION. Tenant hereby acknowledges that (i) the Second Floor and the Mezzanine are currently subject to a lease with iVillage, Inc. the present tenant thereof and (ii) the Eleventh Floor and Tenth Floor Space are currently subject to a lease with Predictive Systems Inc.
("Predictive"), the present tenant thereof. Tenant further acknowledges and agrees that Landlord's obligation to lease and deliver possession of the Premises, and each portion thereof, to Tenant is subject to and conditioned upon Landlord entering into a written surrender agreements with iVillage, Inc. and with Predictive pursuant to each of which agreement, among other things, each portion of the Premises is to be surrendered to Landlord. Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises or any portion thereof for any reason whatsoever, including, but not limited to, the failure of the present tenants of the Premises to vacate and surrender the Premises to Landlord. Notwithstanding the foregoing to the contrary, Landlord hereby agrees to deliver possession of the Second Floor and Mezzanine to Tenant on the Commencement Date. It Landlord shall be unable to give possession of all or any portion of the Premises, and provided Tenant is not responsible for such inability to give possession, the Rent reserved and covenanted to be paid herein for (and all of Tenant's other obligations and liabilities hereunder with respect to) any portion of the Premises that Landlord fails to deliver possession of shall not commence until the possession of such portion of the Premises is given to Tenant, and no such failure to give possession shall in any way affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease. If permission is given to Tenant to enter into the possession of the Premises or to occupy premises other than the Premises prior to the Commencement Date, tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease including the covenant to pay Rent. Notwithstanding anything contained in this Lease to the contrary, in the event the surrender agreement between Landlord and Predictive is not mutually delivered and unconditionally delivered by the parties thereto on or before 5:00 P.M. on Thursday, September 27, 2001 (which surrender agreement provides for the delivery of possession of the Eleventh Floor and Tenth Floor Space to Landlord free of any other tenancies or other occupancies or occupants), Tenant may, at any time prior to Landlord notifying Tenant that such surrender agreement has been mutually executed and delivered, elect to terminate this Lease by notice to Landlord delivered by facsimile and by certified mail whereupon Tenant shall immediately vacate the Premises and deliver possession thereof to Landlord in accordance with the terms hereof, in which event this Lease shall be deemed null and void and of no further force or effect, and the parties hereto shall have no further rights or obligations hereunder, except those which expressly survive the Term hereof.

24.     NO WAIVER.

        A. No Extension of Term. If there be any agreement between Landlord and Tenant providing for the cancellation of this Lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the Term, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of the


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Term shall not be considered an extension thereof or a vested right in Tenant to such further term, so as to prevent Landlord from canceling this Lease in accordance with the terms hereof or applicable law and any such extension thereof during the remainder of the original Term; such right to cancel this Lease in accordance with the terms hereof, if and when so exercised by Landlord, shall cancel and terminate this Lease and any such renewal or extension previously entered into between Landlord and Tenant or the right of Tenant to any such renewal or extension; any right herein contained on the part of Landlord to cancel this Lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term.

        B. No Surrender. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender except on the Expiration Date shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the expiration or termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises. In the event Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

        C. No Waiver. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all force and effect of an original violation. Except as expressly set forth herein to the contrary, the failure of Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease on Landlord's part to be performed or observed shall not prevent a subsequent act which would have originally constituted a violation from having all force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

        D. Application of Payment. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.


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        E. Entire  Agreement.  This Lease contains the entire agreement  between the parties and all prior negotiations and agreements are merged in this Lease. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

25. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise. It is further mutually agreed that in the event Landlord commences any summary proceeding (whether for nonpayment of rent or because Tenant continues in possession of the Premises after the expiration or termination of the Term), Tenant will not interpose any counterclaim (except for mandatory or compulsory counterclaims) of whatever nature or description in any such proceeding.

26. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay Rent and additional rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident or by any cause whatsoever reasonably beyond Landlord's control, including but not limited to, laws, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any federal, state, county or municipal authority or any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. BILLS AND NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be deemed sufficiently given or rendered if in writing, sent by registered or certified mail (return receipt requested) addressed as follows or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the others in accordance with the provisions of this Article 27:

If to Landlord:                       EBS Fifth Property Associates LLC
                                      c/o Emmes Realty Services LLC
                                      420 Lexington Avenue
                                      New York, New York 10170
                                      Attn: Legal Department

with a copy to:                       Younkins & Schecter LLP
                                      420 Lexington Avenue, Suite 2050


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                                      New York, New York 10170

If to Tenant:                         CIBC World Markets Corp.
                                      425 Lexington Avenue
                                      New York, New York 10170
                                      Attn:  Salvatore Iannuzzi,
                                      Chief Administrative Officer

with a copy of
notices of default only to:           CIBC World Markets Corp.
                                      425 Lexington Avenue
                                      New York, New York 10170
                                      Attn: General Counsel

                                             and

                                      Mayer Brown & Platt
                                      1675 Broadway
                                      New York, New York  10019
                                      Attn:  Robert I. Bressman, Esq.

or at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises. Tenant hereby acknowledges and agrees that any such bill, statement, demand, notice, request or other communication may be given by Landlord's agent on behalf of Landlord. Any such bill, statement, demand, notice, request or other communication shall be deemed to have been rendered or given on the date when it shall have been received or receipt refused. Notwithstanding anything contained in this Article 27 to the contrary, bills and statements issued by Landlord may be sent by the method(s) set forth hereinabove, without copies to any other party. This notice provision has been specifically negotiated between the parties hereto.

28.     ESCALATION.

        A. Defined Terms. In a determination of any additional rent payable under the provisions of this Article 28, Landlord and Tenant agree as follows:

           (i) "Taxes" shall mean the aggregate amount of real estate taxes and any special or other assessments (exclusive of penalties and interest thereon) imposed upon the Real Property and real estate taxes or assessments imposed in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of the aforesaid taxes or assessments, or additions or increases thereof (including, without limitation, (i) assessments made upon or with respect to any "air rights", (ii) assessments made in connection with any applicable business improvement district and (iii) any assessments levied after the date of this Lease for public benefits to the Real Property or the Building (excluding an amount equal to the assessments payable in whole or in part during or for the Base Tax Year (as defined in Article 1 of this Lease)) which assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments and there shall be included in real estate taxes for each Comparison Year in which such installments may be paid, the installments of such


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assessment so becoming  payable  during such  Comparison  Year (in the manner in which such taxes and assessments are imposed as of the date hereof); provided, that if because of any change in the taxation of real estate, any other tax or assessment (including, without limitation, any occupancy, gross receipts, rental, income, franchise, transit or other tax) is imposed upon Landlord or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes. With respect to any Comparison Year (hereinafter defined) all commercially reasonable expenses, including attorneys' fees and disbursements, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes shall be considered as part of the Taxes for such year.

           (ii) "Assessed Valuation" shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

           (iii) "Tax Year" shall mean the period July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

           (iv) "Base Taxes" shall mean the Taxes payable for the Base Tax Year.

           (v) "Comparison Year" shall mean (a) with respect to Taxes, any Tax Year subsequent to the Base Tax Year and (b) with respect to Labor Rates (hereinafter defined) any calendar year subsequent to the Base Labor Year
(hereinafter defined) for any part or all of which there is additional rent payable pursuant to subsection B of this Article 28.

           (vi)  "R.A.B."  shall  mean  the  Realty   Advisory  Board  On  Labor
Relations, Incorporated, or its successor.

           (vii) "Local 32B-32J" shall mean Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or its successor.

           (viii) "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any agreement between R.A.B. and Local 32B-32J, regardless of the designation given to such office buildings in any such agreement.

           (ix) "Labor Rates" shall mean a sum equal to the regular hourly wage rate required to be paid to Others (hereinafter defined) employed in Class A Office Buildings pursuant to any agreement between R.A.B. and Local 32B-32J; provided, however, that if, as of October 1st of any Comparison Year, any such agreement shall require Others in Class A Office Buildings to be regularly employed on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate", as used in this subsection A(ix) shall mean the average hourly wage rate for the hours in a calendar week during which Others are required to be regularly employed; and provided, further, that if no such agreement is in effect as of October 1st of any Comparison Year with respect to Others, then the term "regular hourly wage rate", as used in this subsection A(ix) shall mean the regular hourly wage rate actually paid to Others employed in the Building by Landlord or by an independent contractor engaged by Landlord; and provided, further, the term "regular hourly


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wage  rate"  in all  events  shall  include  the  monetary  value or cost of all payments of any kind, both mandatory and optional (including, but not limited to, those payable directly to taxing authorities or others on account of the employment), but shall specifically exclude any fringe employee benefits.

           (x) "Others" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to "others" in the current agreement between R.A.B. and Local 32B-32J.

           (xi) "Base Labor Rates" shall mean the Labor Rates in effect for the Base Labor Year.

           (xii) "Landlord's Statement" shall mean an instrument or instruments setting forth additional rent payable pursuant to the provisions of this Article 28.

        B. Escalation. (i) If the Taxes payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Taxes, then for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, Tenant shall pay Tenant's Proportionate Share of such increase as additional rent hereunder. The Taxes shall be initially computed on the basis of the Assessed Valuation in effect at the time Landlord's Statement is rendered (as the Taxes may have been settled or finally adjudicated prior to such time) regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed Valuation, but shall be subject to subsequent adjustment as provided in subsection D(i)(a) of this Article 28.

           (ii) If the Labor Rates in effect for any Comparison Year (any part or all of which falls within the Term) shall be greeter than the Base Labor Rates, then for such Comparison Year, and continuing thereafter until a new Landlord's Statement is rendered to Tenant, Tenant shall pay a sum equal to the Labor Rate Factor multiplied by the Labor Rate Multiple multiplied by the number of cents (inclusive of any fractions of a cent) of such increase as additional rent hereunder.

        C. Payment of Escalations. (i) At any time prior to, during or after any Comparison Year Landlord shall render to Tenant, either in accordance with the provisions of Article 27 hereof or by personal delivery at the Premises, a Landlord's Statement or Statements showing separately or together (a) a comparison of the Taxes payable for the Comparison Year with the Base Taxes, (b) a comparison of the Labor Rates for the Comparison Year with the Base Labor Rates, and (c) the amount of the additional rent resulting from each of such comparisons. Landlord's failure to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any Comparison Year shall not prejudice Landlord's right to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay additional rent pursuant to this Article 28 for such Comparison Year; provided however, each Landlord's Statement shall be rendered within two (2) years of the Comparison Year to which it pertains. Landlord may also at any time and from time to time, furnish to Tenant a revised Landlord's Statement or Statements showing separately or together (a) a comparison of the


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Taxes payable for the  Comparison  Year with the Base Taxes and (b) a comparison of the Labor Rates for the Comparison Year with the Base Labor Rates; provided however, a Landlord's Statement shall be deemed binding on Landlord on the first
(1st) anniversary of the date any such Landlord's Statement is furnished to Tenant, except for any items includible in Labor Rates or Taxes that Landlord could not reasonably foresee or previously ascertain, subject to the provisions of subsection D(i)(b) of this Article 28.

           (ii) (a) Tenant's obligations with respect to increases in Labor Rates shall be payable by Tenant on the first (1st) day of the month following the furnishing to Tenant of a Landlord's Statement with respect to Labor Rates in an amount equal to one-twelfth (1/12th) of such additional rent multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of the Comparison Year for which the increase is applicable, together with a sum equal to one-twelfth (1/12th) of such additional rent with respect to the month following the furnishing to Tenant of a Landlord's Statement; and thereafter, commencing with the next succeeding monthly installment of Rent and continuing monthly thereafter until rendition of the next succeeding Landlord's Statement, Tenant shall pay as additional rent, together with the monthly installments of Rent, an amount equal to one-twelfth (1/12th) of such increase. Any additional rent attributable to such increase shall be collectible by Landlord in the same manner as Rent.

           (b) With respect to additional rent payable as a result of an increase in the Taxes for any Comparison Year above the Base Taxes, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of the additional rent attributable to such increase on the first (1st) day of the month following the date when such increase shall occur and a sum equal to one-twelfth (1/12th) of such increase on the first (1st) day of each calendar month during the Term hereof thereafter occurring, payable together with the monthly installments of the Rent coming due and payable hereunder. If Landlord's Statement shall be furnished to Tenant after the commencement of the Comparison Year to which it relates, then (1) until Landlord's Statement is rendered for such Comparison Year, Tenant shall pay Tenant's Proportionate Share of Taxes for such Comparison Year in monthly installments, as described above, based upon the last prior Landlord's Statement rendered to Tenant with respect to Taxes, and (2) Tenant shall, within ten (10) days after Landlord's Statement is furnished to Tenant, pay to Landlord an amount equal to any underpayment of the installments of Taxes theretofore paid by Tenant for such Comparison Year and, in the event of an overpayment by Tenant, Landlord shall permit Tenant to credit against subsequent payments of additional rent under this subsection (C)(ii)(b) of this Article 28 the amount of such overpayment. If during the Term of this Lease, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a mortgagee or ground lessor) in full or in semi-annual, quarterly, or other installments, on any other date or dates than as presently required, then, at Landlord's option, Tenant's Proportionate Share with respect to Taxes shall be correspondingly accelerated or revised so that Tenant's Proportionate Share is due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee or ground lessor, as the case may be. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from Tenant's Proportionate Share of such Taxes.

           (c) Following each Landlord's Statement, a reconciliation shall be made as follows: Tenant shall be debited with any additional rent that is payable as shown on such


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Landlord's Statement and credited with the aggregate,  if any, paid by Tenant on account in accordance with the provisions of subsection C(ii)(a) or C(ii)(b) for the Comparison Year in question; Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following rendition by Landlord, either in accordance with the provisions of Article 27 hereof or by personal delivery to the Premises, of an invoice for such net debit balance; any net credit balance shall be applied against the next accruing installments of additional rent.

        D. Adjustments. (i) (a) In the event that, after a Landlords Statement has been sent to Tenant, an Assessed Valuation which had been utilized in computing the Taxes for a Comparison Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall send Tenant a statement adjusting the Taxes for such Comparison Year (taking into account the expenses mentioned in the last sentence of subsection A(i) of this Article 28) and setting forth Tenant's Proportionate Share of such refund and Tenant shall be entitled to receive Tenant's Proportionate Share of such refund by way of a credit against the installments of additional rent next becoming due after the sending of such Statement, or if the Term hereof has expired, Landlord shall reimburse such balance to Tenant within sixty (60) days following Landlord's determination of the amount thereof, less any sums Tenant owes Landlord for Rent, additional rent or other charges hereunder; provided, however, that Tenant's Proportionate Share of such refund shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord as additional rent for such Comparison Year on the basis of the Assessed Valuation before it had been reduced.

           (b) In the event that, after a Landlord's Statement has been sent to Tenant, the Assessed Valuation which had been utilized in computing the Base Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then, and in such event: (1) the Base Taxes shall be retroactively adjusted to reflect such reduction, (2) the monthly installment of additional rent that is payable shall be adjusted accordingly and (3) all retroactive additional rent resulting from such retroactive adjustment shall be forthwith payable when billed by Landlord. Landlord promptly shall send to Tenant a statement setting forth the basis for such retroactive adjustment and additional rent payments.

           (ii) Any Landlord's Statement sent to Tenant shall be binding upon Tenant unless Tenant shall (a) timely pay to Landlord the amount set forth in such statement, without prejudice to Tenant's right to dispute the same, and (b) within ninety (90) days after such statement is sent, send a written notice to Landlord objecting to such statement and specifying the particular respects in which such statement is claimed to be incorrect. The parties recognize the unavailability of Landlord's books and records because of the confidential nature thereof.

           (iii) Anything in this Article 28 to the contrary notwithstanding, under no circumstances shall the rent payable under this Lease be less than the then annual base Rent set forth in Article 1 hereof.

           (iv)  The   expiration  or  termination  of  this  Lease  during  any
Comparison Year for any part or all of which there is an adjustment of additional rent payable by, or to be credited to, Tenant under this Article shall not affect the rights or obligations of the parties hereto respecting such adjustment and any Landlord's Statement relating thereto may be sent to Tenant


                                       45
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subsequent  to, and all such  rights and  obligations  shall  survive,  any such expiration or termination. Any payments due from Tenant under such Landlord's Statement shall be payable within twenty (20) days after such statement is sent to Tenant.

        E. Capital Improvements. If any capital improvement is made to the Building or any part thereof to comply with the requirements of any applicable law during any calendar year during the Term, then Tenant shall pay to Landlord, within thirty (30) days following demand therefor, Tenant's Proportionate Share of the reasonable annual amortization, with interest at the then prime rate (as announced from time to time in the Wall Street Journal) plus two percent (2%) per annum, of the reasonable cost of such improvement (based on the useful life thereof) in each calendar year during the Term during which such amortization occurs. Following Tenant's request, Landlord agrees to provide Tenant with reasonable documents evidencing the nature and legal necessity of any such capital improvement and the cost thereof.

29.     SERVICES.

        A. Elevator. Landlord shall provide passenger elevator facilities on business days from 8:00 A.M. to 6:00 P.M. and shall have one passenger elevator in the bank of elevators servicing the Premises available at all other times. Landlord shall provide freight elevator services on an "as available" basis for non-exclusive use by Tenant from 8:00 AM. through 12:00 Noon and from 1:00 P.M. through 5:00 P.M. on business days only. Any extended use of the freight elevators may be arranged with Landlord's prior consent, and Tenant shall pay as additional rent all customary building standard charges therefor (which charges are currently $90.00 per hour, with a four (4) hour minimum), as the same may increase from time to time during the Term hereof (based on increases in the Labor Rates).

        B. Heating. Landlord shall furnish heat to the Premises when and as and at temperature levels required by law, on business days from 8:00 A.M. to 8:00 P.M. Landlord shall not be responsible for the adequacy, design or capacity of the heating distribution system if the normal operation of the heat distribution system serving the Building shall fail to provide heat at reasonable temperatures or any reasonable volumes or velocities in any parts of the Premises by reason of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant. Tenant shall not alter, modify or replace any part of the heating distribution system without Landlord's reasonable prior consent. Tenant at all times agrees to cooperate fully with Landlord and to abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating distribution system.

        C. Cooling. Tenant acknowledges that Tenant shall install air-conditioning equipment to serve the Tenth Floor Space as part of Tenant's Initial Alteration therein in accordance with the provisions of Schedule B hereof. Tenant shall have the privilege of using the air-conditioning systems presently installed in and/or servicing the Mezzanine, Second Floor and Eleventh Floor (such existing air-conditioning systems, together with any air-conditioning systems hereafter installed by Landlord in the Tenth Floor Space, being hereinafter individually and collectively referred to as "Air-Conditioning Systems"), which systems Tenant agrees to accept in their "as-is" condition; accordingly, Landlord shall not be responsible if the normal operation of the Air-Conditioning Systems shall fail to provide cooled air at reasonable


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temperatures,  pressures  or degrees of  humidity or any  reasonable  volumes or velocities in any parts of the Premises for any reason whatsoever, including, without limitation, by reason of (i) human occupancy factors and any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, having an electrical load in excess of the average electrical load for the Air-Conditioning Systems as designed or (ii) any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant; accordingly Tenant shall maintain, repair and operate any such Air-Conditioning Systems in compliance with all present and future laws and regulations relating thereto and shall enter into
service   maintenance   agreements  for  the  service  and  maintenance  of  the
Air-Conditioning Systems with a contractor approved by Landlord, which approval shall not be unreasonably withheld (provided that Tenant shall have no obligation to maintain or repair the condenser water tower or any components thereof up to the point of connection into the Premises). Tenant shall cause periodic service and maintenance to be performed on the Air-Conditioning Systems and shall provide Landlord with copies of service and maintenance records. Tenant shall not alter, modify or replace any such Air-Conditioning Systems, or any part thereof, without Landlord's consent, which shall not be unreasonably withheld. Tenant at all times agrees to cooperate fully with Landlord and to abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Air-Conditioning Systems. Subject to the terms of Article 14 hereof, Landlord, throughout the Term, shall have free access to any and all mechanical installations of Landlord, including but not limited to Air-Conditioning Systems, fan, ventilating, machine rooms and electrical closets. Tenant shall pay for the cost of the electrical energy consumed by the Air-Conditioning Systems in accordance with the provisions of
Article  29,   subsection   H,  hereof.   With   respect  to  the   water-cooled
Air-Conditioning Systems servicing the Second Floor and Mezzanine and any other water cooled Air-Conditioning Systems installed in any other part of the Premises, in consideration of the condenser water supplied by Landlord for such systems, Tenant shall pay to Landlord, annually upon demand, a sum equal to $400 per ton of air-conditioning capacity, adjusted annually, to compensate Landlord for the cost of supplying condenser water for such Air-Conditioning Systems on "business days" from 8:00 A.M. to 6:00 P.M. from May 15th through October 15th of each year during the Term hereof. In addition, Tenant agrees to pay Landlord a tap-in fee of $1,500.00 to compensate Landlord for making the condenser water available to any water cooled Air-Conditioning Systems installed by Tenant in the Tenth Floor Space. Any such Air-Conditioning Systems shall be installed with balancing valves and manufactured by Bell & Gossett or such other manufacturer identified by Landlord for balancing by Landlord, at Tenant's sole cost and expense. For and consideration of the payment of the condenser water charges set forth above, Landlord hereby covenants and agrees to provide Tenant with sufficient condenser water to service a minimum of one hundred twenty-five (125) tons of air-conditioning capacity in the aggregate on the Second Floor and Mezzanine and a minimum of forty (40) tons of air-conditioning capacity on the Tenth Floor Space.

        D. After Hours and Additional Services. The Rent does not include any charge to Tenant for the furnishing of any additional passenger elevator facilities, any freight elevator facilities (other than as contemplated in Article 29 subsection A) or for the service of heat or condenser water to the Premises during periods other than the hours and days set forth in sections A, B and C of this Article 29 for the furnishing and distributing of such facilities or services (referred to as "Overtime Periods"). Accordingly, if Landlord shall furnish any (i) freight elevator facilities to Tenant during Overtime Periods,
(ii) heat to the Premises during Overtime


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Periods,  or (iii) condenser water to Tenant during Overtime Periods then Tenant shall pay Landlord additional rent for such facilities or services at the standard rates then fixed by the Landlord for the Building or, if no such rates are then fixed, at reasonable rates (which rates shall be based on a minimum charge of four (4) hours for such additional facilities or services). Landlord's current rates for condenser water service during Overtime Periods is $125.00 per floor per hour; however, if Tenant requests overtime condenser water service on more than one (1) floor of the Premises during the same Overtime Periods, the overtime rates for the second floor shall be $100.00 per hour. Neither the facilities nor the services referred to in this Article 29D shall be furnished to Tenant or the Premises if Landlord has not received advance notice (which may be oral) from Tenant specifying the particular facilities or services requested by Tenant at least by 10:00 A.M. on the date on which the facilities or services are to be furnished (or by 10:00A.M. on Fridays for services requested on weekends); or if Tenant is in default under or in breach of any of the terms, covenants or conditions of this Lease; or if Landlord shall determine, in its sole and exclusive discretion, that such facilities or services are requested in connection with, or the use thereof shall create or aid in a default under or a breach of any term, covenant or condition of this Lease. All of the facilities and services referred to in this Article 29D are conveniences and are not and shall not be deemed to be appurtenances to the Premises, and the failure of Landlord to furnish any or all of such facilities or services shall not constitute or give rise to any claim of an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. Landlord may limit the furnishing during Overtime Periods of freight elevator services referred to in this Article 29D to a total of forty (40) hours in any one (1) week.

        E. Cleaning. Landlord, at Landlord's expense, shall cause the Premises to be kept clean in building standard manner. Tenant shall, however, have the option in its sole discretion to clean or independently contract for the cleaning of the Premises at Tenant's sole expense, without any adjustment in the Rent, provided that such cleaning is done in a manner reasonably satisfactory to Landlord and no one other than persons reasonably approved by Landlord shall be permitted to enter the Premises or the Building for such purpose. Tenant shall pay to Landlord, as additional rent, the cost of removal of any of Tenant's refuse and rubbish from the Premises and the Building to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of such Premises as offices, which cost shall be payable within ten (10) days of Landlord's bill therefor. A copy of the current cleaning specifications are annexed hereto as Exhibit 3, which cleaning specifications are subject to change from time to time during the Term hereof, provided such changes do not materially diminish the cleaning services set forth on Exhibit 3.

        F. Sprinkler System. If there now is or shall be installed in the Building a "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Fire Insurance Rating Organization or any bureau, department or official of the state or city government, shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of the


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partitions,  trade fixtures, or other contents of the Premises, Tenant shall, at
Tenant's  expense,  promptly  make  and  supply  such  changes,   modifications,
alterations, additional sprinkler heads or other equipment. Landlord covenants and agrees to provide and maintain adequate water pressure in the vertical risers of the Building to the point of connection to the Premises in accordance with law. In addition, Landlord agrees to provide two (2) points of connection to the Building-wide Class E system on each floor of the Premises at Landlord's sole cost and expense and up to an additional two (2) points of connection on each floor of the Premises at Tenant's request and at Tenant's sole cost and expense.

        G. Water. Landlord shall provide water for ordinary drinking, cleaning and lavatory purposes, but if Tenant requires, uses or consumes water for any other purposes or in unusual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense and thereby measure Tenant's water consumption for all purposes. In such event (i) Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense; (ii) Tenant agrees to pay for water consumed, as shown on said meter five (5) days after bills are rendered as additional rent; and (iii) Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system.

        H. Electricity Service. (i) Landlord shall distribute six (6) watts of connected electrical load per rentable square foot of space deemed to be in the Premises for the servicing of all of Tenant's electrical needs within the Premises, including the Air-Conditioning Systems. Tenant's consumption of electrical energy in the Premises shall be measured by submeters installed or to be installed in the Premises. Tenant shall pay Landlord for any and all costs incurred in connection with the installation of any such submeters upon the submission by Landlord of a bill for such costs. The cost of electricity utilized by Tenant shall be paid for by Tenant to Landlord as additional rent and shall be calculated at the then applicable rate prescribed by the public utility company serving the Building for electrical energy purchased by Landlord for the entire Building, plus (a) Landlord's charge for overhead and supervision in the amount of eight (8%) percent of the total electric bill and (b) any taxes or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rate share applicable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent permitted by law. Landlord shall bill Tenant, monthly, for the cost of its consumption of electricity in the Premises and Tenant shall pay the amount thereof at the time of payment of each installment of Rent.

           (ii) Tenant covenants that at no time shall the use of electrical energy servicing the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises nor shall Tenant use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Premises without the prior consent of Landlord in each instance. Any such Alterations, additions or consent by


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Landlord shall be subject to the provisions of subsection H(iii) of this Article
29, as well as to other provisions of this Lease including, but not limited to, the provisions of Article 3 hereof.

           (iii) If Tenant requires additional electrical energy for any reason whatsoever, including without limitation, the use of additional business machines, office equipment or other appliances in the Premises which utilize electrical energy, Tenant shall request such additional electrical energy from Landlord in each instance. Landlord agrees to provide an additional one hundred fifty (150) amperes of electrical energy to Tenant at Tenant's request, provided such request is made within six (6) months following the Commencement Date. If Landlord agrees or is required to provide the same, any additional feeders or risers which are required to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including, without limitation, a connection fee of Three Hundred Fifty and 00/100 ($350.00) Dollars per kilovolt ampere), provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or unreasonably interfere with or disturb other tenants or occupants of the Building.

           (iv) Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than thirty (30) days notice to Tenant; provided, however, Landlord shall not exercise the foregoing right until Tenant is able to arrange to obtain electricity directly from the utility or other company servicing the Building. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the utility or other company servicing the Building. Such electricity may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character, shall be installed by Landlord, at (x) Tenant's sole cost and expense, in the event Landlord is compelled or required to discontinue furnishing electricity to Tenant by reason by law or (y) at Landlord's sole cost and expense, in the event Landlord voluntarily discontinues furnishing electricity to Tenant. Landlord shall not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the utility or other company servicing the Building.

           (v) Except as provided in subsection I of this Article 29, Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any utility or other company servicing the Building with electricity or for any other reason except Landlord's gross negligence or willful misconduct. If either the quantity or character of electrical service is changed by the utility or other company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such


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change,   unavailability   or  unsuitability   shall  constitute  an  actual  or
constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, provided the foregoing shall not be deemed a waiver of Tenant's right to claim a constructive eviction by reason thereof.

        I. Interruption of Services. Landlord reserves the right to stop service of the heating, air-conditioning, ventilation, the elevator, electrical, plumbing, condenser water or other mechanical systems or facilities in the Building and cleaning services when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements in the reasonable judgment of Landlord desirable or necessary to be made, until said repairs, additions, alterations, replacements, decorations or improvements shall have been completed; provided, however, Landlord shall endeavor to give Tenant reasonable advance notice of any planned interruption of service. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply heat, air-conditioning, ventilation or outside air, elevator, plumbing, condenser water, electricity or cleaning when prevented by exercising its right to stop service or by strikes, labor troubles or accidents or by any cause whatsoever reasonably beyond Landlord's control, or by failure of independent contractors to perform or by laws, orders, rules or regulations of any federal, state, county or municipal authority (including, without limitation, regulations may require the removal of CFC's as well as the alteration or replacement of equipment utilizing CFC's), or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel or by reason of governmental preemption in connection with a National Emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or Impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. Notwithstanding anything to the contrary contained in this Lease, if Landlord fails to take such measures as may be reasonable under the circumstances to restore an "essential" service or services (which, for the purposes of this subsection I, shall be deemed to mean passenger elevator service (a minimum of one (1) elevator), electricity and heat required to be furnished by Landlord pursuant to the terms of this Lease within ten (10) consecutive business days after Tenant has notified Landlord that such service has ceased (or such longer period of time as is necessary given the nature of the needed repair or maintenance, so long as Landlord is diligently pursuing the cure thereof to substantial completion) (a "Substantial Services Failure") which failure renders the Premises or any "material portion" thereof not reasonably unusable (as reasonably determined by Landlord) and as a result thereof Tenant ceases to conduct its business therein, provided and upon the condition that this Lease is in full force and effect and Tenant is not in default hereunder beyond applicable notice and grace periods, the Rent and additional rent shall be abated in the proportion by which the portion of the Premises which is not reasonably usable and is not used by Tenant bears to the total area of the Premises, commencing on the expiration of such ten (10) business day period until the date such repair is made or maintenance completed. For the purposes of this subsection I, the term "material portion" shall mean not less than twenty-five (25%) percent of the area on any floor of the Premises. In the event Landlord is unable to cure a Substantial Services Failure because of a force majeure event or any other


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reason beyond the reasonable control of Landlord including,  without limitation, the acts or omissions of Tenant or any of Tenant's agents, employees or contractors, then the ten (10) business day period shall be extended one (1) day for each day such event of force majeure or other impossibility exists. Notwithstanding the foregoing remedy, Landlord agrees to diligently pursue the restoration of interrupted services. A copy of any notice from Tenant to Landlord given pursuant to this subsection I shall not be deemed effective unless and until a copy of said notice is sent simultaneously to the holder of any Mortgage encumbering the Building whose address has been provided to Tenant or with whom Tenant has entered in a subordination agreement in accordance with
Article 7 hereof.

        J. Desk Attendants. Landlord currently provides a desk attendant at the Fifth Avenue entrance to the Building seven (7) days a week, twenty-four (24) hours a day; provided, however, Landlord reserves the right to provide electronic security and/or other means of limited access to the Building in lieu thereof at any time (and from time to time) during the Term hereof, as is customarily provided in comparable buildings in midtown Manhattan. Landlord agrees that Tenant may also station a desk attendant at the Fifth Avenue entrance to the Building and may install a reception desk (and telephone equipment) for such attendant at Tenant's sole cost and expense pursuant to plans first reviewed and reasonably approved by Landlord.

30.     PARTNERSHIP TENANT.

        A. Partnership Tenants. In the event Tenant's interest in this Lease shall hereafter be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 12 (any such partnership and such persons are referred to in this Article 30 as a "Partnership Tenant"), the following provisions of this Article 30 shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising a Partnership Tenant shall be joint and several, and (ii) each of the parties comprising a Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by a Partnership Tenant or by any of the parties comprising a Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to a Partnership Tenant and to all such parties shall be binding upon a Partnership Tenant and all such parties, and (iv) if a Partnership Tenant shall admit new general partners, all of such new general partners shall, by their admission to a Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) a Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form reasonably satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (iv) of subsection A of this Article 30).

        B. Limited Liability Entity. Notwithstanding anything to the contrary contained herein, if Tenant is a limited or general partnership (or is comprised of two (2) or more persons,


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individually  or as  co-partners),  the change or  conversion of Tenant to (i) a limited liability company, (ii) a limited liability partnership, or (iii) any other entity which possesses the characteristics of limited liability (any such
limited  liability   company,   limited  liability   partnership  or  entity  is
collectively referred to as a "Limited Liability Successor Entity"), shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord agrees not to unreasonably withhold or delay such consent provided that:

           (a) The Limited Liability Successor Entity succeeds to all or substantially all of Tenant's business and assets;

           (b) The Limited Liability Successor Entity shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, of not less than the greater of the net worth of Tenant on
(1) the date of execution of this Lease, or (2) the day immediately preceding the proposed effective date of such conversion;

           (c) Tenant is not in default of any of the terms, covenants or conditions of this Lease on the proposed effective date of such conversion;

           (d) Tenant shall cause each general partner of Tenant to execute and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, wherein each such general partner agrees to remain personally liable for all of the terms, covenants and conditions of this Lease that are to be observed and performed by the Limited Liability Successor Entity; and

           (e) Tenant shall reimburse Landlord within ten (10) business days following demand by Landlord for any and all reasonable costs and expenses that may be incurred by Landlord in connection with said conversion of Tenant to a Limited Liability Successor Entity, including, without limitation, any attorney's fees and disbursements.

31. VAULT SPACE. Any vaults, vault space or other space Outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan are not included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy is to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. Any fee, tax or charge imposed by any governmental authority for any such vaults, vault space or other space used or occupied by Tenant shall be paid by Tenant.

32.     INTENTIONALLY DELETED.


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33.     CAPTIONS.  The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

34.     ADDITIONAL DEFINITIONS.

        A. Office. The term "office" or "offices", wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing.

        B. Re-entry. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

        C. Rent. The term "rent" as used in this Lease shall mean and be deemed to include Rent, any increases in Rent, all additional rent and any other sums payable hereunder.

        D. Business Days. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and union holidays for those unions that materially affect the delivery of services in the Building.

35. PARTIES BOUND. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

36. BROKER. Each party represents and warrants to the other that such party has dealt directly with (and only with), the Broker (as defined in Article 1 herein) as broker in connection with this Lease, and that insofar as such party knows no other broker negotiated this Lease or is entitled to any commission in connection therewith; and each party covenants and agrees to pay, hold harmless and indemnify the other party from and against any and all cost, expense (including reasonable attorney's lees) or liability for any compensation, commissions or charges claimed by any broker or agent, other than the Broker, with respect to this Lease or the negotiations thereof, arising from such party's acts, conduct or conversations. The execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty. Landlord shall pay any commission earned by the Broker in connection with this Lease in accordance with and pursuant to the terms of a separate agreement between Landlord and the Broker and shall indemnify Tenant with respect thereto.

37. INDEMNITY. Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any legal requirement of public authority, but shall exercise such control over the Premises as to fully protect Landlord against any such liability. Tenant agrees to indemnify and save harmless Landlord from and against all liabilities, obligations, damages, penalties, claims, costs and expenses, including reasonable attorney fees, incurred or arising from (i) any act, omission or negligence of Tenant, its contractors, licensees, agents, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord and Tenant (except to the


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extent that Landlord is determined  by a court of competent  jurisdiction  to be contributorily negligent), (ii) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (iii) any accident, injury or damage to any person, entity or property, occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act or omission of Tenant or Tenant's agents, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord and Tenant (except to the extent that Landlord is determined by a court of competent jurisdiction to be contributorily negligent), (iv) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed and (v) Tenant, or any of Tenant's contractors, licensees, agents, employees, invitees or visitors causing or permitting any Hazardous Substance (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Real Property or any seepage, escape or release of such Hazardous Substances. The term "Hazardous Substances" shall mean, collectively, (a) asbestos and polychlorinated biphenyls and (b)
hazardous  or  toxic  materials,   wastes  and  substances  which  are  defined,
determined and identified as such pursuant to any law. Tenant's liability under this Lease extends to the acts and omissions of any subtenant and any contractor, licensee, agent, employee, invite, or visitor of any subtenant. As used herein and in all other provisions in this Lease containing indemnities made for the benefit of Landlord, the term "Landlord" shall mean the Landlord herein named and its managing agent and their respective parent companies and/or corporations, their respective controlled, associated, affiliated and subsidiary companies and/or corporations and their respective members, officers, partners, agents, consultants, servants, employees, successors and assigns. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

38. ADJACENT EXCAVATION SHORING. If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent.

39.     MISCELLANEOUS.

        A. No Offer. This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

        B. Certificates. From time to time, within ten (10) business days next following request by Landlord or the mortgagee of a Mortgage, Tenant shall deliver to Landlord or such mortgagee, as the case may be, a written statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord or such mortgagee, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications),
(ii) setting forth the date to which the Rent, additional rent and other charges hereunder have been paid, together with the amount of fixed base monthly Rent then payable, (iii) stating


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whether or not, to the best  knowledge of Tenant,  Landlord is in default  under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (iv) stating the amount of the security deposit under this Lease, (v) stating whether there are any subleases affecting the Premises, (vi) stating the address of Tenant to which all notices and communications under the Lease shall be sent, (vii) stating the Commencement Date and the Expiration Date, and (viii) as to any other matters reasonably requested by Landlord or such mortgagee. Tenant acknowledges that any statement delivered pursuant to this subsection B may be relied upon by any purchaser or owner of the Real Property or the Building, or Landlord's interest in the Real Property or the Building or any Superior Lease, or by any mortgagee of a Mortgage, or by any assignee of any mortgagee of a Mortgage, or by any lessor under any Superior Lease.

        C. Directory Listings. Landlord agrees to provide Tenant, at Landlord's sole cost and expense, with Tenant's Proportionate Share of listings on the directory in the lobby of the Building.

        D. Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and validly existing entity qualified to do business in the State of New York and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

        E. Signage. Provided the Tenant herein named and its related corporations occupy not less than sixty percent (60%) of rentable square feet of the Premises, and provided that this Lease is in full force and effect and Tenant is not in default hereunder beyond applicable notice and grace periods, subject to and condition to upon the provisions set forth herein, Tenant may install a signage plaque on the Fifth Avenue entrance to the Building at a location designated by Landlord and install a signage plaque on Tenant's reception desk located at the Fifth Avenue entrance to the Building, provided and upon the condition that (i) Tenant installs such signage at its sole expense, (ii) Tenant complies with all applicable requirements of law relating to such signage and obtains all permits and licenses required for the same,
(iii) Tenant makes all necessary repairs to such signage and keeps the same in good condition and repair throughout the Term, and (iv) Tenant has obtained Landlord prior written of such signage (including, without limitation, the weight, dimensions, color, finish, material, general design and installation requirements thereof), which consent shall not be unreasonably withheld, delayed or conditioned provided such signage is compatible with the character and general appearance of the Building. Except as expressly set forth above, Tenant shall not exhibit, inscribe, paint or affix any sign, canopy, advertisement, notice or other lettering on any portion of the Building or the outside of the Premises without the prior written consent of Landlord in each instance. A plan of all signage or other lettering proposed to be exhibited, inscribed, painted or affixed on the entry door(s) to the Premises shall be prepared by Tenant in conformity with building standard signage requirements (if any) and submitted to Landlord for Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Upon the granting of Landlord's consent, Tenant may install such signage at Tenant's sole cost and expense. Upon installation of any such signage or other lettering, such signage or lettering shall not be removed, changed or otherwise modified in any way without Landlord's prior written approval, which approval shall be granted or denied in accordance with the provisions of this subparagraph D. Any signage, advertisement, notice or other lettering which shall be exhibited, inscribed, painted or affixed by or on behalf of


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Tenant in violation of the provisions of this section may be removed by Landlord and the cost of any such removal shall be paid by Tenant as additional rent. Tenant shall not exhibit, inscribe, paint or affix on any part of the Premises or the Building visible to the general public any signage or lettering including the words "temporary" or "personnel".

        F. Consents and Approvals. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord or the written approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment.

        G. Governing Law. This Lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of New York. All actions or proceedings relating, directly or indirectly, to this Lease shall be litigated only in courts located within the County of New York. Landlord and Tenant, any guarantor of the performance of Tenant's obligations hereunder and their respective successors and assigns, hereby subject themselves to the jurisdiction of any state or federal court located with such county, and shall be subject to service provided that the terms, provisions and conditions of Article 27 are adhered to.

        H. Financial Statements. Tenant shall furnish Landlord annually throughout the Term, within ninety (90) days following the end of Tenant's fiscal year (or within five (5) business days after Landlord's request therefor), an updated, current financial statement of Tenant, Tenant's general partners and any guarantors of this Lease, which statement shall be audited (if available); provided, however, Landlord hereby acknowledges and agrees that provided CIBC World Markets Corp. remains primarily liable hereunder, Landlord agrees to accept the consolidated financial statements of Tenant's parent company, Canadian Imperial Bank of Commerce, in satisfaction of the foregoing obligation.

40. HAZARDOUS SUBSTANCES. Tenant shall not use nor permit the presence, handling, use, storage or transportation of Hazardous Substances in or about the Premises or the Building and Tenant shall, at its sole cost and expense, perform any and all Remedial Work arising from, growing out of or related to any breach of the foregoing covenant by Tenant. The term "Remedial Work" shall mean all investigation, monitoring, restoration, abatement, detoxification, containment, handling, treatment, removal, storage, decontamination, clean-up, transport, disposal or other ameliorative work or response action undertaken in connection with (a) any "Environmental Laws" (as hereinafter defined), (b) any order of any governmental authority having jurisdiction over the Premises and/or the Building, or (c) any final judgment, consent decree, settlement or compromise with respect to any "Hazardous Substances Claims" (as hereinafter defined). The term "Hazardous Substances Claims" shall mean any and all enforcement, clean-up, removal, remedial or other governmental or regulatory actions,


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agreements or orders threatened in writing,  instituted or completed pursuant to any Environmental Laws and any and all other actions, proceedings, claims, written demands or causes of action, whether meritorious or not (including, without limitation, third party claims for contribution, indemnity, personal injury or real or personal property damage), that, in each case, relate to, arise from or are based, in whole or in part, on the occurrence or alleged occurrence of any violation or alleged violation of or responsibility under any applicable Environmental Law relating to the Premises and/or the Building or to the ownership, use, occupation or operation thereof. The term "Environmental Laws" shall mean any and all present and future federal, state and local laws (whether under common law, statute, ordinance, rule, regulation or otherwise), court or administrative orders or decrees, requirements of permits issued with respect thereto, and other requirements of governmental authorities having jurisdiction over the Premises and/or the Building relating to protection of the environment, to public health and safety or any Hazardous Substances (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Sections 9601, et seq., as heretofore or hereafter amended from time to time). Notwithstanding anything contained herein to the contrary, Tenant shall not be responsible for any Remedial Work unless the Hazardous Substances requiring such Remedial Work are brought onto the Premises or any other part of the Building, or are required by reason of any Alterations performed, by Tenant or Tenant's employees, agents or contractors. Landlord shall, at its sole cost and expense, perform any and all Remedial Work required by reason of the presence of Hazardous Substances in the Premises on the date hereof, unless Tenant is required to perform such Remedial Work pursuant to the terms of the preceding Sentence.

41.     TENANT'S EXPANSION OPTION.

        A. Expansion Space. Tenant shall have the option to lease (i) the penthouse level of the Building (the "Penthouse Expansion Space"), as more particularly shown on Exhibit 1-E annexed hereto and made a part hereof and/or
(ii) the balance of the tenth (10th) floor of the Building designated as Room 1015, Room 1016-19 and Room 1026 (individually and collectively, the "Tenth Floor Expansion Space"), as more particularly shown hatched on Exhibit 1-F annexed hereto and made a part hereof, exercisable by notice to Landlord given no later than December 31, 2001 with respect to the Penthouse Expansion Space and no later than December 31, 2002 with respect to the Tenth Floor Expansion Space (or within ten (10) business days following notice from Landlord that the Penthouse Expansion Space or Room 1026 are becoming available for lease prior to the expiration dates of the respective existing leases thereof), provided and upon the condition that this Lease shall be in full force, effect and Tenant shall not be in default hereunder beyond applicable notice and grace periods and this Lease shall not have been assigned. The Penthouse Expansion Space and the Tenth Floor Expansion Space (and each portion thereof) are hereinafter individually and collectively referred to as the "Expansion Space". Tenant's right to lease the Tenth Floor Expansion Space shall be further conditioned upon Tenant (and its related corporations) being in use and occupancy of, and not subleasing, the entire Tenth Floor Space and either (i) the entire Eleventh Floor or (ii) at least sixty (60%) percent of the rentable square footage of the balance of the Premises. If Tenant exercises its option as aforesaid, Landlord shall deliver possession of the Expansion Space (which is the subject of such exercise) to Tenant as soon as reasonably practicable, on such date as Landlord shall notify Tenant in writing, subject to delays beyond Landlord's control (the date(s) of delivery of possession of the Expansion Space to Tenant are each hereinafter referred


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to as the "Expansion Space  Commencement  Date").  In the event Tenant exercises its option to lease Room 1015 or Room 1016-19, Tenant shall be deemed to have irrevocably exercised its right to lease both Room 1015 and Room 1016-19 in accordance with the provisions of this Article 41; provided, however, Tenant shall not be deemed to have exercised its right to lease Room 1026 unless Tenant expressly elects to do so and the definition of Tenth Floor Expansion Space shall be deemed to mean only those portions of the tenth (10th) floor that Tenant exercises its right to lease hereunder.

        B. Terms. From and after each Expansion Space Commencement Date, this Lease shall be deemed modified, as applicable, as follows:

           (i) the term "Premises" as defined in subsection A of Article 1 hereof shall be deemed to include the applicable Expansion Space; and

           (ii) with respect to the Penthouse Expansion Space only, the term "Rent" as defined in subsection B of Article 1 hereof shall be increased by (a) per annum during the period commencing on the Expansion Space Commencement Date through and including the day immediately preceding the date on which the fifth
(5th) anniversary of the Commencement Date shall occur and (b) per annum during the period commencing on the date on which the fifth (5th) anniversary of the Commencement Data shall occur through and including the Expiration Date;

           (iii) with respect to the Tenth Floor Expansion Space only, the term "Rent" as defined in subsection B of Article 1 hereof shall be increased by the product of the rentable square footage of the Expansion Space (as set forth below) times (a) per annum during the period commencing on the Expansion Space Commencement Date through and including the day immediately preceding the date on which the fifth (5th) anniversary of the Commencement Date shall occur and
(b) per annum during the period commencing on the date on which the fifth (5th) anniversary of the Commencement Date shall occur through and including the Expiration Date;

           (iv) the term "Tenant's Proportionate Share" as defined in subsection B of Article 1 hereof shall be increased by the percentage amount that the rentable square footage of the Expansion Space bears to the rentable square footage of the Building; and

           (v) the term  "Labor Rate  Multiple"  as defined in  subsection  B of
Article 1 hereof shall be increased by the rentable square footage of the Expansion Space, as set forth below.

In all other respects, the terms and conditions contained in this Lease (including base years for determining escalations) shall remain unmodified. In the event that Tenant fails to timely exercise its right as aforesaid, Tenant shall be deemed to have waived its rights under this Article with respect to the Expansion Space, Landlord shall have the absolute right to lease the Expansion Space or any part thereof to any other person or entity and Tenant shall have no further rights with respect to the Expansion Space. For the purposes of this
Article 41, the rentable square footage of the Expansion Space shall conclusively be deemed to be the following: (w) Penthouse Expansion Space, 1,616 rentable square feet, (x) Room 1015, 2,499


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rentable square feet, (y) Room 1016-1019, 2,031 rentable square feet and (z) Rom
1026, 9094 rentable square feet. The Penthouse Expansion Space shall be deemed to include the one marked "common area" on Exhibit E.

        C. Failure to Deliver Expansion Space. In the event that Tenant shall have exercised its option to lease the applicable Expansion Space and Landlord shall thereafter fail to deliver all or any portion of such Expansion Space on or before the date(s) upon which Landlord anticipates such Expansion Space could be delivered to Tenant, then in such event, this Lease and the provisions of this Article 41 shall not be effected and Landlord shall not be subject to any liability therefor. Landlord anticipates that the Tenth Floor Expansion Space will be available for delivery to Tenant on or about January 1, 2004 and that the Penthouse Expansion Space will be available for delivery to Tenant on or about April 1, 2002. Notwithstanding the foregoing however, if Landlord is unable to deliver possession of all or any portion of the Expansion Space due to a holdover by the existing tenant, Landlord agrees to use reasonable efforts to obtain possession of the Expansion Space. For the purpose of this Article 41, the term "reasonable efforts" shall mean that Landlord shall promptly commence and diligently prosecute a holdover proceeding against the existing tenant to the extent it is reasonable to do so under the circumstances.

        D. As Is. Tenant agrees to accept the Expansion Space in its then "as is" condition and understands and agrees that Landlord shall perform no work and incur no cost or expense in connection with the preparation of the Expansion Space for Tenant's occupancy, except that with respect to the Tenth Floor Expansion Space only, Landlord shall, at it sole cost and expense, demolish the existing tenant improvements therein prior to the Expansion Space Commencement Date and reimburse Tenant for the cost incurred by Tenant to install an Air-Conditioning System in the Tenth Floor Expansion Space, at a cost not to exceed (i) the amount of with respect to Room 1026 and (ii) the aggregate amount of with respect to Room 1015 and Room 1016-19, payable in accordance with the provisions of Schedule B hereof.

        E. Rights Personal. The expansion option described hereinabove is personal to the Tenant named herein and shall not be available to any person or entity other than the Tenant named herein including without limitation, any permitted subtenant, successor or assign of the Tenant named herein, other than a related corporation that takes an assignment of Lease in accordance with subsection L of Article 12 hereof.

        F. Lease Amendment. In the event that Tenant shall have exercised its right as aforesaid, Landlord and Tenant shall enter into an amendment of this Lease in form and substance reasonably satisfactory to Landlord setting forth the terms of the inclusion of the Expansion Space in the Premises. If Landlord and Tenant fail to mutually execute an amendment of this Lease as aforesaid, the Expansion Space shall be deemed to be included within the Premises without such written amendment upon the terms, conditions and provisions contained in this Lease.

42. SATELLITE DISH. Provided this Lease shall be in full force and effect and Tenant shall not then be in default hereunder beyond applicable notice and grace periods, Tenant may, at its sole cost and expense, install and operate during the Term up to one (1) satellite antenna receiving dish or terrestrial microwave antenna (hereinafter the "Satellite Antenna") on the roof


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of the  Building at a location to be  designated  by  Landlord,  and  reasonably acceptable to Tenant, in an area consisting of approximately 200 square feet, including any guy wires (hereinafter the "Installation Area"). The Installation of such Satellite Antenna shall be subject to the following:

        A. Tenant shall not install or operate the Satellite Antenna until it receives prior written approval from Landlord, which approval shall not be unreasonably withheld or delayed provided, and on the condition that Tenant submits plans and specifications for the installation of the Satellite Antenna, which plans and specifications prepared by an architect or engineer licensed in the State of New York and stamped and certified by such architect or engineer are reasonably acceptable to Landlord. Prior to commencing such installation, Tenant shall provide Landlord with (i) copies of all required governmental and quasi-governmental permits, licenses and authorizations which Tenant will obtain at its own expense and which Tenant will maintain at all times during the installation of the Satellite Antenna; and (ii) a certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance reasonably required by Landlord for the installation and operation of the Satellite Antenna. Landlord may withhold approval if, in Landlord's sole judgment, the installation or operation of the Satellite Antenna may damage the structural integrity of the Building.

        B. Tenant warrants and represents that (i) Tenant shall repair any damage to the roof of the Building or otherwise caused by the installation or operation of the Satellite Antenna, (ii) the maintenance of the Satellite Antenna on the roof or the operation thereof shall not cause interference with any telecommunications, mechanical or other systems either located at or servicing the Building (whether belonging to or utilized by Landlord or any other tenant or occupant of the Building) or located at or servicing any building, premises or location in the vicinity of the Building limited however to that permissible under applicable F.C.C. regulations to the extent that such regulations apply, and (iii) the installation, existence, maintenance and operation of the Satellite Antenna shall not constitute a violation of any applicable laws, ordinances, rules, orders, regulations, etc. of any Federal, State, county and municipal authorities having jurisdiction thereover.

        C. The installation of the Satellite Antenna shall be made subject to and in accordance with all of the provisions of this Lease (including without limitation, Article 3). The contractors performing the installation of the Satellite Antenna and/or performing any work on or to the roof of the Building shall be reasonably approved by Landlord prior to the commencement of any work.

        D. Landlord agrees that the Installation Area shall be made available to Tenant, for use by Tenant, at Tenant's option, until October 1, 2003. The Installation Area shall thereafter be made available to Tenant as required by Tenant only if available and not theretofore committed to any other tenant or for any other use.

        E. Tenant shall pay to Landlord the amount, if any, by which Landlord's insurance costs or real estate taxes increase as a result of the installation of the Satellite Antenna and Tenant shall pay such increase each year as additional rent upon receipt of a bill from Landlord.

        F. Tenant covenants and agrees that the installation, operation and removal of the Satellite Antenna will be at its sole risk. Tenant agrees to indemnify and defend Landlord and


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Landlord's managing agent against all claims, actions, damages,  liabilities and expenses including reasonable attorney's fees in connection with the loss of life, personal injury, damage to property or business or any other loss or injury or as a result of any litigation arising out of the installation, operation or removal of the Satellite Antenna.

        G. Landlord, at its sole option, may require Tenant, at any time prior to the Expiration Date, to terminate the operation of the Satellite Antenna if, in Landlord's sole but reasonable judgment, it is causing physical damage to the structural integrity of the Building, materially interfering with any other service provided to other tenants in the Building or interfering with any other tenant's business, in excess of that permissible under F.C.C. regulations, to the extent that such regulations apply and such regulations shall not require such tenants or those providing such services to correct such interference. Notwithstanding the foregoing however, if Tenant can correct the damage or disturbance caused by the Satellite Antenna to Landlord's reasonable satisfaction, Tenant may restore its operation. If the Satellite Antenna is not corrected and restored to operation within thirty (30) days, Landlord, at its sole option, may require that Tenant remove the Satellite Antenna at Tenant's expense.

        H. At the expiration or sooner termination of this Lease, or upon termination of the operation of the Satellite Antenna (pursuant to paragraph (G) of this Article 42), or revocation of any license issued, Tenant shall remove the Satellite Antenna from the Building at Tenant's sole cost and expense. Tenant shall leave the Installation Area in good order and repair. If Tenant does not remove the Satellite Antenna when so required and restore the roof, as herein provided, Tenant hereby authorizes Landlord to remove and dispose of the Satellite Antenna and restore the roof as herein provided and to charge Tenant for all costs and expenses incurred in connection therewith.

43. PURCHASE OF PERSONALTY. Tenant hereby agrees that simultaneously with the execution and delivery of this Lease by Tenant, Tenant shall deliver an official bank check in the amount of payable to the account of Predictive in consideration of the purchase by Tenant from Predictive of certain furniture, furnishings and equipment located on the Eleventh Floor (collectively, the "FF&E"), which check shall be held in escrow by Landlord's attorneys pending (a) the execution and unconditional delivery of the surrender agreement between Landlord and Predictive and (b) the execution by Predictive and delivery to Tenant of a bill of sale transferring all of Predictive's right, title and interest in and to the FF&E to Tenant, at which time the check shall be delivered to Predictive.

                             SIGNATURE PAGE FOLLOWS


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        IN WITNESS WHEREOF,  Landlord and Tenant have respectively executed this
Lease as of the day and year first above written.

EBS FIFTH PROPERTY ASSOCIATES LLC, Landlord a Delaware limited liability company

By:     EBS Duo LLC, its sole member,
        a Delaware limited liability company

        By:    Emmes EBS MM LLC, its managing member,
               a Delaware limited liability company

               By:    /s/ Gary Tischler
                  ----------------------------------------------------
                     Gary M. Tischler, Authorized Signatory


CIBC WORLD MARKETS CORP., Tenant

By:     /s/ Salvatore Iannuzzi
   ---------------------------------------
        Name:     Salvatore Iannuzzi
             -----------------------------
        Title:    Managing Director
              ----------------------------


------------------------------------------
Tenant's Tax I.D. Number


                                       63
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                                  EXHIBIT 1 - A

                           Floor Plan of Second Floor


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                           [GRAPHIC MATERIAL OMITTED]


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                                  EXHIBIT 1 - B

                             Floor Plan of Mezzanine

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                           [GRAPHIC MATERIAL OMITTED]


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                                  EXHIBIT 1 - C

                        Floor Plan of the Eleventh Floor

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                           [GRAPHIC MATERIAL OMITTED]


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                                  EXHIBIT 1 - D

                         Floor Plan of Tenth Floor Space

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                           [GRAPHIC MATERIAL OMITTED]

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                                  EXHIBIT 1 - E

                     Floor Plan of Penthouse Expansion Space

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                           [GRAPHIC MATERIAL OMITTED]

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                                  EXHIBIT 1 - F

                    Floor Plan of Tenth Floor Space Expansion

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                           [GRAPHIC MATERIAL OMITTED]

CONFORMED COPY

                                    EXHIBIT 2

         Form of Subordination, Non-Disturbance and Attornment Agreement

CONFORMED COPY

                          SUBORDINATION, ATTORNMENT AND
                            NON-DISTURBANCE AGREEMENT



                                     between



                          SALOMON BROTHERS REALTY CORP.
                                  ("Mortgagee")
                                    ---------

                                       and

                       -----------------------------------
                                   ("Tenant")
                                     ------


                          Dated as of __________, 2001





                              Record and Return to:
                                Latham & Watkins
                          885 Third Avenue, Suite 1000
                          New York, New York 10022-4802
                         Attention: Brian Krisberg, Esq.

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             SUBORDINATION, ATTORNMENT AND NONDISTURBANCE AGREEMENT

        THIS SUBORDINATION, ATTORNMENT AND NONDISTURBANCE AGREEMENT (this "Agreement") made as of ___________________, 200_ (the "Effective Date"), by and between SALOMON BROTHERS REALTY CORP., a New York corporation having an office at 388 Greenwich Street, 11th Floor, New York, New York 10013 ("Mortgagee"), and [Name of Tenant], a [Status of Tenant], having an office at [Address of Tenant] ("Tenant").

                                   WITNESSETH:

        WHEREAS, Mortgagee is the owner and holder of the mortgages between Mortgagee, as mortgagee, and [Name of Mortgagor], as mortgagor, set forth on Exhibit "B" annexed hereto and made a part hereof (said mortgages, as the same have been or may hereafter be amended, increased, renewed, refinanced, modified, consolidated, replaced, combined, supplemented, substituted, spread and extended being hereinafter collectively referred to as the "Mortgage"), encumbering the land located in the [Town or City of _________, County of _________ and State of________], which land is more particularly described on Exhibit "A" annexed hereto and made a part hereof, and the buildings, improvements, and other items of property more fully described in the Mortgage (such land, buildings, improvements and other property being hereinafter referred to collectively as the "Mortgaged Premises");

        WHEREAS, Tenant has entered into a lease with [Landlord], as landlord ("Landlord"), dated as of________, 200_ (the "Lease"), by which Landlord demised to Tenant's portion of the Mortgaged Premises (the "Leased Premises");

        WHEREAS, a true and complete copy of the Lease has been delivered to Mortgagee by Tenant, the receipt of which is hereby acknowledged:

        WHEREAS, Mortgagee, as a condition to making the loan(s) secured by the Mortgage, required that all leases affecting the Mortgaged Premises be and continue to be subordinate in every respect to the Mortgage; and

        WHEREAS, Mortgagee and Tenant desire to confirm the subordination of the Lease to the Mortgage and to provide for the nondisturbance of Tenant by Mortgagee as set forth herein.

        NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and intending to be legally bound, Mortgagee and Tenant agree us follows:

        1. The Lease, its terms and conditions, and the lien thereof (if any) now are and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage (including all advances made thereunder), its terms and the lien thereof. The provisions of this Agreement shall be self-operative, and no further instrument shall be necessary to effectuate the terms hereof. Nevertheless, Tenant, upon request, shall execute and deliver any certificate or other instrument that Mortgagee may reasonably request to confirm the subordination by Tenant referred to above.

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        2. Tenant  certifies  that (a) the Lease is  presently in full force and effect and unmodified, and represents the entire agreement between Landlord and Tenant with respect to the Mortgaged Premises or any portion thereof; (b) no rental payable under the Lease has been paid more than one (1) month in advance of its due date; (c) no event has occurred that constitutes a default under the Lease by Landlord or Tenant or that, with the giving of notice, the passage of time, or both, would constitute such a default; (d) as of the Effective Date, Tenant has no charge, defense, lien, claim, counterclaim, offset or setoff under the Lease or against any amounts payable thereunder; (e) all conditions to the effectiveness or continuing effectiveness of the Lease required to be satisfied as of the Effective Date have been satisfied; (f) the commencement date of the Lease occurred on date; (g) the rent commencement date of the Lease occurred on date; and (h) Tenant has taken possession of the Leased Premises.

        3. The terms and conditions of the Lease constitute a primary inducement to Mortgagee to enter into this Agreement. Accordingly, Tenant agrees that Tenant shall not cancel, surrender, terminate, assign, amend or modify or enter into any agreement to cancel, surrender, terminate, assign, amend or modify the Lease, without the prior written approval of Mortgagee. Any cancellation, surrender, termination, assignment, amendment or modification of the Lease made without Mortgagee's prior written approval shall not bind Mortgagee or any Successor (as defined below).

        4. In the event of any default on the part of Landlord, arising out of or accruing under the Lease, whereby the validity or the continued existence of the Lease might be impaired or terminated by Tenant, or Tenant might have a claim for partial or total eviction or abatement of rent, Tenant shall not pursue any of its rights with respect to such default or claim, and no notice of termination of the Lease as a result of such default shall be effective, unless and until Tenant has given written notice of such default or claim to Mortgagee at the address set forth herein, or Mortgagee's successor or assign whose name and address previously shall have been furnished to Tenant in writing (but not later than the time that Tenant notifies Landlord of such default or claim) and granted to Mortgagee a reasonable time, which shall be not less than the greater of (i) the period of time granted to Landlord under the Lease, or (ii) thirty
(30) days, after the giving of such notice by Tenant to Mortgagee, to cure or to undertake the elimination of the basis for such default or claim, after the time when Landlord shall have become entitled under the Lease to cure the cause of such default or claim; it being expressly understood that (a) if such default or claim cannot reasonably be cured within such cure period, Mortgagee shall have such additional period of time to cure same as it reasonably determines is necessary, so long as it continues to pursue such cure with reasonable diligence, and (b) Mortgagee's right to cure any such default or claim shall not be deemed to create any obligation for Mortgagee to cure or to undertake the elimination of any such default or claim.

        5. As long as (i) the term of the Lease shall have commenced pursuant to the provisions thereof, (ii) Tenant shall be in possession of the Leased Premises, (iii) the Lease shall be in full force and effect, and (iv) Tenant is in compliance with the terms of this Agreement and no default exists under the Lease beyond applicable cure periods, nor has any event occurred that with the giving of notice or the passage of time or both would entitle Landlord to terminate the Lease or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant under the Lease (conditions "i" through "iv," collectively, the "Nondisturbance Conditions"), Mortgagee shall not name Tenant as a party


                                       2
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defendant in any action for  foreclosure  of the  Mortgage or other  enforcement thereof (unless required by law), nor shall the Lease be terminated by Mortgagee in connection with or by reason of foreclosure or other proceedings for the enforcement of the Mortgage or by reason of a transfer of Landlord's interest, if any, in the Mortgaged Premises or under the Lease pursuant to a conveyance in lieu of foreclosure (or similar device) (any of the foregoing, a "Foreclosure"), nor shall Tenant's use or possession of the Leased Premises be interfered with by Mortgagee, unless Landlord would have had such right.

        6. If Landlord's interest in the Mortgaged Premises or under the Lease is terminated by reason of a Foreclosure (the party succeeding to Landlord's interest, if any, in the Mortgaged Premises or under the Lease, by Foreclosure or any other method, being hereinafter referred to, together with such party's successors and assigns, as "Successor"), then upon Successor's succeeding to Landlord's interest, if any, in the Mortgaged Premises or under the Lease, Tenant shall be bound to Successor, and, except as provided in this Agreement, Successor shall be bound to Tenant, under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if Successor were Landlord, and Tenant does hereby agree to attorn to Successor, including Mortgagee if it be the Successor, as Tenant's landlord; affirm Tenant's obligations under the Lease; and make payments of all sums due under the Lease to Successor. Such attornment, affirmation and agreement shall be effective and self-operative without the execution of any further instruments. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any Foreclosure.

        7. As an additional material inducement to Mortgagee to enter into this Agreement, Tenant agrees that if Landlord is the subject of any proceeding (a "Bankruptcy Proceeding") under the provisions of the Bankruptcy Code, 11 U.S.C.
Section 101 et seq., as in effect, or as hereafter amended, or under the provisions of any successor statute thereto (collectively, the "Code"), then Tenant shall take all actions reasonably necessary to retain possession of the Leased Premises (whether or not Landlord, pursuant to the Code or otherwise, attempts to reject the Lease) so as to enable Tenant to continue to lease and occupy the Leased Premises on all or substantially all terms of the Lease. During any Bankruptcy Proceeding Tenant shall, unless the Lease has already been terminated in accordance with its terms and the terms of this Agreement: (i) not terminate the Lease except in accordance with the Lease and this Agreement; (ii) not give up possession of the Leased Premises (if Tenant is already in such possession); and (iii) if Tenant is not yet in possession of the Leased Premises prior to the commencement of the Bankruptcy Proceeding, then Tenant shall take all steps reasonably necessary to cooperate with Mortgagee in attempting to obtain possession of the Leased Premises for Tenant provided that (a) Mortgagee exercises its reasonable efforts (excluding the making of any payments to, or for the benefit of, Landlord or its estate, or to any other party, which payments Mortgagee is not otherwise required to make under this Agreement) to obtain possession of the Leased Premises for Tenant, and (b) Mortgagee notifies Tenant that Mortgagee reasonably believes that it will be able to obtain such possession for Tenant on or before a date that is within one hundred twenty
(120) days after such proceeding commenced. If Tenant does not obtain possession of the Leased Premises within one hundred twenty (120) days after commencement of such proceeding, or Mortgagee fails to comply with clauses (a) and (b) above, then Tenant shall have no further obligations under this


                                       3
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paragraph to cooperate  with  Mortgagee  in obtaining  possession  of the Leased
Premises and Tenant may terminate the Lease.

        8. If (i) Landlord becomes the subject of a Bankruptcy Proceeding, and Landlord, as debtor-in-possession, or any trustee, as successor-in-interest to Landlord, obtains an order of the bankruptcy court or other court of competent jurisdiction authorizing the rejection of the Lease in accordance with Section 365 of the Code, or the Lease is otherwise terminated in such Bankruptcy Proceeding, and (ii) thereafter, Mortgagee or any other person shall acquire title to the Mortgaged Premises through Foreclosure or by any other means (including a sale of the Mortgaged Premises pursuant to the Code), then the person so acquiring title to the Mortgaged Premises shall also be a "Successor" for all purposes of this Agreement. If the Lease is terminated or rejected in or as a result of a Bankruptcy Proceeding, then:

A. Upon request made by Tenant to Successor within thirty (30) days after Tenant receives notice from Successor that Successor has obtained title to the Mortgaged Premises, and provided that immediately prior to such Lease rejection or termination the Nondisturbance Conditions were satisfied and at the time of such request Tenant is in possession of the Leased Premises, Successor, if and to the extent that it has the legal right and power to do so (without incurring any expenses or liabilities), shall enter into a new lease with Tenant upon the same terms and conditions as were contained in the Lease, except that (x) the obligations and liabilities of such Successor under any such new lease shall be subject to the terms and conditions of this Agreement, and (y) the expiration date of such new lease shall coincide with the original expiration date of the Lease (a "New Lease").

B. Upon Successor's written request of Tenant made within sixty (60) days after Successor has acquired title to the Mortgaged Premises, Tenant shall execute a New Lease with Successor, and shall attorn to Successor, so as to establish direct privity between Successor and Tenant.

9. Notwithstanding anything to the contrary in the Lease, any New Lease, or this Agreement, any Successor shall not (a) be subject to any credits, offsets, defenses, claims, counterclaims or demands that Tenant might have against any prior landlord (including, without limitation, Landlord); (b) be bound by any previous modification or amendment of the Lease or by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord, unless such modification or prepayment shall have been made with Mortgagee's prior written consent; (c) be liable for any accrued obligation, act or omission of any prior landlord (including, without limitation, Landlord), whether prior to or after Foreclosure; (d) be bound by any covenant to undertake or complete any improvement to the Mortgaged Premises or the Leased Premises, or to reimburse or pay Tenant for the cost of any such improvement, [?REFERENCE SPECIFIC LEASE PROVISIONS REGARDING LANDLORD'S WORK]; (e) be required to perform or provide any services not related to possession or quiet enjoyment of' the Leased Premises; (f) be required to account for any security deposit other than any security deposit actually delivered to Successor, (g) be required to abide by any provisions for the diminution or abatement of rent; or [?(h) INSERT LEASE-SPECIFIC CARVE-OUTS].

10. Notwithstanding anything to the contrary in this Agreement, the Lease, or any New Lease, if Successor acquires Landlord's interest, if any, in the Mortgaged Premises, then Successor's liability for its obligations under the Lease (or any New Lease) and this Agreement


                                       4
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shall be limited to Successor's interest in the Mortgaged Premises. Tenant shall not look to any other property or assets of Successor or the property or assets of any of the partners, shareholders, directors, officers and principals, direct and indirect, of Successor in seeking either to enforce Successor's obligations under the Lease (or any New Lease) and this Agreement or to satisfy a judgment for Successor's failure to perform such obligations.

        11. If and to the extent that the Lease or any provision of law shall entitle Tenant to notice of any mortgage, Tenant acknowledges and agrees that this Agreement shall constitute said notice to Tenant of the existence of the Mortgage.

        12. This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto (and shall benefit any Successor), and the successors and assigns of the foregoing, provided, however, this Agreement shall not be binding upon any assignee of Mortgagee acquiring the loan secured by the Mortgage in connection with a refinancing thereof.

        13. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Mortgage or modify the terms thereof. By executing and delivering this Agreement, Mortgagee shall not be deemed to have
(i) waived any default under the Mortgage, (ii) modified the Mortgage in any manner, or (iii) waived any rights or remedies it possesses under the Mortgage or otherwise. In the event any conflict, inconsistency or ambiguity exists between the terms, covenants and conditions of the Lease and the terms, covenants and conditions of the Mortgage, the terms, covenants and conditions of the Mortgage shall control, except as specifically and expressly set forth herein.

        14. Tenant agrees and confirms that this Agreement satisfies any condition or requirement in the Lease or otherwise relating to the granting of a nondisturbance agreement, including, without limitation, the provisions of Article ________ of the Lease. Tenant further agrees that if there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease relating to nondisturbance by Mortgagee, the terms and provisions hereof shall be controlling.

        15. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned to Mortgagee. If Mortgagee notifies Tenant of Mortgagee's election under the Mortgage or any other loan document to collect rent and all other sums due under the Lease, and demands that Tenant pays same to Mortgagee, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to Mortgagee or as directed by Mortgagee, notwithstanding any contrary claims, directions, or instructions by Landlord or parties claiming through Landlord, other than Mortgagee.

        16. Tenant agrees that notwithstanding anything to the contrary contained in the Lease, any Successor shall have the right to consent to or refuse any proposed assignment or subletting of the Leased Premises in its sole discretion.

        17. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is


                                       5
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being made by certified or registered  mail,  return receipt  requested,  at its address set forth above. A copy of all notices to Mortgagee shall also be sent to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention: Brian Krisberg, Esq. A copy of all notices to Tenant shall also be sent to: Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement.

        18. This Agreement shall be governed by the laws of the State of New York. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        19. Each party shall execute and deliver, upon the request of the other, such documents and instruments (in recordable form, if requested) as may be necessary or appropriate to fully implement or to further evidence the understandings and agreements contained in this Agreement. This Agreement may be executed in any number of counterparts.

        IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the Effective Date.

                     Tenant              SALOMON BROTHERS REALTY CORP.
                     ------
By:                                     By:
   ----------------------------------      -------------------------------------
Its:                                    Name:
   ---------------------------------         -----------------------------------
                                        Title:  Authorized Representative


                                       6
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                                    EXHIBIT 3

                             Cleaning Specifications

GENERAL CLEANING
----------------

NIGHTLY:
--------

General Offices:
----------------

1.      All  hard  surface  flooring  to  be  swept  using  approved   dust-down
        preparation.
2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).
3.      Hand dust and wipe clean all furniture, fixtures and window sills.
4.      Empty and clean all ash trays and screen all sand urns.
5.      Empty and clean all waste disposal cans and baskets.
6.      Dust interiors of all waste disposal cans and baskets.
7.      Wash clean all water fountains and coolers.

Lavatories:
-----------

1.      Sweep and wash all floors, using proper disinfectants.
2.      Wash and polish all mirrors, shelves, bright work and enameled surfaces.
3.      Wash and disinfect all basins, bowls, and urinals.
4.      Wash all toilet seats (both sides).
5.      Hand  dust  and  clean  all  partitions,   tile  walls,  dispensers  and
        receptacles in lavatories and restrooms.
6.      Empty paper receptacles and remove wastepaper.
7.      Fill and clean all soap,  towel and toilet tissue  dispensers as needed.
8.      Empty and clean all sanitary disposal receptacles.

WEEKLY:
-------

1.      Vacuum clean all carpeting and rugs.
2. Dust all door louvers and other ventilating louvers within a person's reach.
3.      Wipe clean all brass and other bright work.

QUARTERLY:
----------

High dust the Premises complete, including the following:

1. Dust all pictures, frames, charts, graphs, and similar wall hangings not reached in nightly cleaning.
2. Dust all vertical surfaces, such as walls, partitions, doors, and door bucks and other surfaces not reached in nightly cleaning.
3. Dust all pipes, ventilating and air-conditioning louvers, ducts, high moldings and other surfaces and other high areas not reached in nightly cleaning.
4.      Dust all Venetian blinds.
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Wash  exterior and  interior of windows not less than three (3) times  annually, subject to weather conditions and requirements of law.


                                       2
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                                   SCHEDULE A

                              RULES AND REGULATIONS

I. The rights of each tenant in the Building to the entrances, corridors and elevators of the Building are limited to ingress to and egress from such tenant's premises and no tenant shall use, or permit the use of the entrances, corridors, or elevators for any other purpose. No tenant shall invite to its premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other tenants. No tenant shall encumber or obstruct, or permit the encumbrances or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building, the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

II. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenants' employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and the tenant with respect thereto. Each tenant shall be responsible for all persons for whom it requests such permission and shall be liable to Landlord for all acts of such persons. In the event a so-called "card access" or similar system is installed at the Building, Landlord shall provide one (1) access card for each employee designated in writing by the employing tenant upon Landlord's receipt and review of appropriate photo identification for each such employee. In no event shall Landlord issue more than one (1) access card for each employee during the term of his or her employment. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from a tenant's premises or the Building under the provisions of this rule.

III. No tenant shall obtain or accept for use in its premises ice, drinking water, towels, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulation as may be fixed by Landlord.


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IV.     Except  as  permitted  by the  terms of the  Lease,  no  window or other air-conditioning units shall be installed by any tenant, and only such window coverings as are supplied or permitted by Landlord shall be used in a tenant's premises.

V. There shall not be used in any space, nor in the public halls of the Building, either by any tenant, jobber or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

VI. All entrance doors in each tenants premises shall be left locked when the tenant's premises are not in use.

VII. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. No dangerous, inflammable, combustible or explosive object, material or fluid shall be brought into the Building by any tenant or with the permission of any tenant.

VIII. Each tenant shall furnish Landlord with keys to its respective premises so that Landlord may have access thereto for the purposes set forth in the Lease. No additional locks or bolts of any kind shall be placed upon any of the entrance doors or windows in any tenant's premises without Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed, and no lock on any entrance door therein shall be changed or altered in any respect without providing Landlord with a key. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to Landlord.

IX. Each tenant, shall, at its expense, provide artificial light in the premises for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

X. No tenant shall install or permit to be installed more than three (3) vending machines per floor in any tenant's premises and such machines shall be solely for the purpose of dispensing food products and beverages for consumption by the tenant's and its permitted subtenants, occupants, employees and guests.

XI. No animals or birds may be brought into or kept in or about the Building; Tenant acknowledges that any violation of this Rule and Regulation will impair the first-class character and reputation of the Building and shall be a material default under this Lease. In addition, no bicycles, mopeds or vehicles of any kind shall be brought into or kept in or about the Building or permitted therein.

XII. No furniture or office equipment will be received in the Building or carried up or down in the elevator, except between such hours as shall be designated by Landlord. Landlord shall prescribe the charge for freight elevator use and the method and manner in which any heavy furniture, equipment or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done. No furniture, office equipment, merchandise, large packages or parcels shall be moved or transported in the passenger elevators at any time.


                                     A - 2
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XIII.   All  electrical  fixtures  hung  along  the  perimeter  of any  tenant's
        Premises must be fluorescent, of a quality, type, design and bulb color approved by Landlord unless the prior reasonably consent of Landlord has been obtained for other lamping.

XIV. The exterior windows and doors that reflect or admit light and air into any premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by any tenant, nor shall any articles be placed on the windowsills.

XV. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent same.

XVI. No tenant shall do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, except as expressly permitted by the terms of this Lease and otherwise approved in writing by Landlord. In addition, no tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. The foregoing shall not preclude tenant from having food or beverages delivered to the premises, reheating food in a microwave, or keeping food in a refrigerator, provided and upon the condition that no tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises.


                                     A - 3
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                                   SCHEDULE B

                           TENANT'S INITIAL ALTERATION


I. Tenant shall perform or cause the performance of Alterations in and to the Tenth Floor Space to prepare same for Tenant's initial occupancy thereof ("Tenant's Initial Alteration"). All Alterations to be performed by Tenant shall be, at a minimum, of a quality and standard equivalent to the standards for construction set by Landlord, from time to time, for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 hereof. Tenant shall submit to Landlord or, at Landlords direction, Landlords Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant's Initial Alteration, which plans and specifications shall be prepared by Tenant, at Tenant's own cost and expense and shall be sufficient and contain all information necessary and required for filing the same with The City of New York Department of Buildings and shall otherwise meet the requirements of the Building Code of The City of New York. Landlord shall not object to Tenant's architect self-certifying Tenant's plans and specifications showing Tenant's Initial Alteration. At Tenant's request, Landlord agrees to sign and deliver to The City of New York Department of Buildings' Form A1-1 (the "Form") authorizing such professional certification of Tenant's plans and specifications by Tenant's architect; provided, however, Landlord's signature on such Form shall not be deemed to create any liability on the part of Landlord with respect to the matters set forth in such Form. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims, obligations, liabilities, losses, fines, suits, demands, costs and expenses of any kind or nature incurred in connection with the matters set forth in the Form, including, without limitation, any requirements of the Building Code of The City of New York arising in connection therewith. Tenant's plans and specifications shall include all information necessary to reflect Tenant's requirements for the design and installation of any supplemental air-conditioning equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than three (3) sets of sepias and five
        (5) sets of black and white prints (or at Landlord's direction, Tenant's submission shall be on an electronic form).

II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building, (b) require any material modification to the Building's mechanical installations or other Building installations outside the Tenth Floor Space or (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the Tenth Floor Space, including but not limited to, the Americans with Disabilities Act of 1990. Any changes required by any governmental department affecting the construction of the Tenth Floor Space shall be performed at Tenant's sole Cost.


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III.    At the time that Tenant submits its plans and specifications to Landlord for Landlord's acceptance, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that "the enclosed plans and specifications are being transmitted to Landlord for its review and acceptance pursuant to the terms of the Lease." Landlord or Landlord's Consultant shall respond to Tenant's request for acceptance of any plans and specifications described in Paragraph I above within ten (10) business days following the submission of such plans and specifications prepared in accordance with the terms hereof. In the event Landlord or Landlord's Consultant shall fail to accept all or a portion of any of Tenant's plans and specifications, such failure to accept same shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord promptly thereafter. Landlord or Landlord's Consultant shall respond to Tenant's request for acceptance of any such revised plans within five
        (5) business days  following  resubmission.  The acceptance of plans and
        specifications  by  Landlord  or  Landlord's   Consultant   (hereinafter
        referred to as the "Final Plans") together with Tenant's satisfactory compliance with the requirements set forth in Items (1) through (4) of Schedule C annexed hereto, shall be deemed an authorization for Tenant to proceed with Tenant's Initial Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D of this Lease. Tenant shall reimburse Landlord for any reasonable fees of Landlord's Consultant incurred in connection with Tenant's Initial Alteration. Neither the recommendation or designation of an architect or engineer nor the acceptance of the final plans and specifications by Landlord or Landlord's Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

IV. Promptly following Tenant's submission of its complete and final plans and specifications for all trades showing Tenant's Initial Alteration to the Tenth Floor Space for Landlord's approval, Landlord shall deliver to Tenant a Form ACP-5 with respect to Tenant's Initial Alteration to the Tenth Floor Space.

V. Landlord agrees to reimburse Tenant for the cost of installing an Air-Conditioning System to service the Tenth Floor Space (the "Air-Conditioning Installation"), as approved by Landlord or Landlord's Consultant and installed by Tenant within twelve (12) months of the Commencement Date to the extent of the lesser of (i) $112,200.00 or (ii) the actual cost to Tenant for the Air-Conditioning Installation (such lesser amount being hereinafter referred to as "Landlord's Contribution"). Provided this Lease is in full force and effect and Tenant is not in default hereunder beyond applicable notice and grace periods, Landlord shall pay Landlord's Contribution to Tenant within thirty (30) days of submission by Tenant of (a) paid receipts (or such other proof of payment as Landlord shall reasonably require) for work done in connection with the Air-Conditioning Installation, (b) a written statement from Tenant's architect or engineer that the work described on any such invoices has been completed substantially in accordance with the plans and specifications approved by Landlord, (c) a final lien waiver executed by the contractor employed by Tenant in connection with Air-Conditioning Installation, and (d) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule B (as applicable), which shall include, without

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        limitation,  submission  of all of the items  described  on  Schedule  C annexed hereto and made a part hereof.


                                     B - 3
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                                   SCHEDULE C

                                REQUIREMENTS FOR
                        "CERTIFICATES OF FINAL APPROVAL"

1. All required Building Department Forms must be properly filled out and completed by the approved architect/engineer of record or Building Department expediter, as required.

2. All forms are to be submitted to Landlord for Landlord's review and signature prior to submission of final plans and forms to the New York City Building Department, as required.

3. All pertinent forms and filed plans are to be stamped and sealed by a licensed architect and/or professional engineer, as required. All controlled inspections are to be performed by the architect/engineer of record unless approved otherwise by the Landlord.

4.      A copy  of  all  approved  forms,  permits  and  approved  NYC  Building
        Department plans (stamped and signed by the New York City Building Department) are to be submitted to the building office prior to start of work.

5. Copies of all completed inspection reports and NYC Building Department sign-offs are to be submitted to the building office immediately following completion of construction, as required.

6. All claims, violations or discrepancies with improperly filed plans, applications, or improperly completed work shall become the sole responsibility of the applicant to resolve, as required.

7. All changes to previously approved plans and applications must be filed under an amended application, as required. Landlord reserves the right to withhold approvals to proceed with changes until associated plans are properly filed with the New York City Building Department, as required.

8. The architect/engineer of record accepts full responsibility for any and all discrepancies or violations which arise out of non-compliance with all local laws and building codes having jurisdiction over the work.

9. The Landlord reserves the right to reject any and all work requests and new work applications that are not properly filed or accompanied by approved plans and building permits.

10. All ACP's and asbestos inspections must be conducted by a licensed and fully qualified asbestos inspection agency approved by Landlord.

        Checklist of "Certificates of Final Approval" required to be furnished by Tenant pursuant to Article 3 (Alterations) of Lease.

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        These forms must be  furnished  by the  Architect/Engineer  of record or
Building Department expediter (filing agency) and approved by Landlord prior to submitting all plans and forms to the New York City Building Department for final approval.

                 Form               Description
                 ----               -----------

___*             PW-1               Building Notice Application (Plan work
                                    approval application)

___*             PW-1B              Plumbing/Mechanical Equipment Application
                                    and Inspection Report

___*             PW-1               Statement Form B

___*             TR-1               Amendment Controlled Inspection Report

___              PW-2               Building Permit Form (All Disciplines)

___              B Form 708         Building Permit "Card"

___*             TR-1               Certification of Completed Inspection and
                                    Certified Completion Letter by Architect/
                                    Engineer of record or Building Department expediter

___              PW-3               Cost Affidavit Form

___              PW-4               Equipment Use Application Form

___*             PW-6               Revised Certificate of Occupancy for change
                                    in use (if applicable)

___              Form ACP-7         New York City Department of Environmental
                 or                 Protection Asbestos Inspection Report as
                                    prepared by a licensed and approved asbestos
                 Form ACP-5         inspection agency

                                    Building Department Equipment Use Permits for all new HVAC equipment installed under this application.

* These Items must be perforated (with the date and New York City Building Department Stamp) to signify New York City Building Department Approval. All forms must bear proper approvals and sign-off prior to authorization given by Landlord to proceed with the work.


                                     C - 2
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                                   SCHEDULE D

                   TENANT ALTERATION WORK AND NEW CONSTRUCTION
                           CONDITIONS AND REQUIREMENTS


1. No Alterations are permitted to commence until original Certificates of Insurance required from Tenant's general contractor (the "General Contractor") and all subcontractors complying with the attached requirements are on file with the Building office.

2. All New York City Building Department applications with assigned BN# and permits must be on file with the Building office prior to starting work. A copy of the building permit must also be posted on the job site by the General Contractor. The General Contractor shall make all arrangements with Landlord's expediter for final inspections and sign-offs prior to substantial completion.

3.      The General  Contractor  shall comply with all Federal,  State and local
        laws,   building  codes,   OSHA   requirements,   and  all  laws  having
        jurisdiction over the performance and handling of the Alterations.

4. The existing "Class E" fire alarm system (including all wiring and controls), if any, must be maintained at all times. Any additions or alterations to the existing system shall be coordinated with the Building office as required. All final tie-in work is to be performed by Landlord's fire alarm vendor and coordinated by the General Contractor. All costs for the tie-ins are reimbursable to Landlord by Tenant.

5. All wood used, whether temporary or not, such as blocking, form work, doors, frames, etc. shall be fire rated in accordance with the New York City Building and Fire Code requirements governing this work.

6. Building standby personnel (i.e. Building operating engineer and/or elevator operator), required for all construction will be at Landlord's discretion. Freight elevators used for overtime deliveries must be scheduled in writing with Landlord at least 24 hours in advance, as required. All costs associated are reimbursable to Landlord by Tenant, as provided in Article 29 of this Lease.

7. The General Contractor shall comply with the Rules and Regulations of the Building elevators and the manner of handling materials, equipment and debris to avoid conflict and interference with Building operations. All bulk deliveries or removals will be made prior to 8:00 a.m. and after 5:00 p.m. or on weekends, as required.

8. No exterior hoisting will be permitted. All products or materials specified are to be assembled on-site, and delivered to the site in such a manner so as to allow unobstructed passage through the Building's freight elevator, lobbies, corridors, etc. The General Contractor will be responsible for protection of all finished spaces, as required.


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9.      All  construction  personnel must use the freight elevator at all times.
        Any and all tradesman found riding the passenger elevators without prior approval from Landlord will be escorted out of the Building and not be allowed re-entry without written approval from the Building office.

10. During the performance of Alterations, Tenant's construction supervisor or job superintendent must be present on the job site at all times.

11. During the performance of Alterations, all demolition work shall be performed after 6:00 p.m. during the week or on weekends. This would include carting or rubbish removal as well as performing any operations that would disturb other Building tenants or other occupants (drilling, chopping, grinding, recircuiting, etc.).

12. No conduits or cutouts are permitted to be installed in the floor slab without prior written approval from Landlord. Landlord reserves the right to restrict locations of such items to areas that will not interfere with the Building's framing system or components. No conduits or cutouts are permitted outside of Tenant's Premises.

13. Plumbing connections to Building supply, waste and vent lines are to be performed after normal working hours, and coordinated with the Building manager, and are to include the following minimum requirements:

        A. Separate shutoff valves for all new hot and/or cold water supply lines (including associated access doors).

        B.     Patch  and  repair  of  existing  construction  on  floor  below,
               immediately   following   completion  of  plumbing  work  (to  be
               performed after normal working hours, as required).

14. The General Contractor must coordinate all work to occur in public spaces, core areas and other tenant occupied spaces with Landlord, and perform all such work after normal working hours (to include associated patch and repair work). The General Contractor shall provide all required protection of existing finishes within the affected area(s).

15. The General Contractor must perform all floor coring, drilling or trenching after normal business hours, and obtain Landlord's permission and approval of same prior to performing such work.

16. Convector mounted outlets and associated conduits, wiring, boxes, etc., shall be located and installed in areas where they will not hinder the operation or maintenance of existing fan coil units or prevent removal or replacement of access panels or removable covers.

17. The General Contractor shall be responsible for all final tests, inspections and approvals associated with all modifications, deletions or additions to Building Class "E" systems and equipment.

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18.     Recircuiting of existing  power/lighting  panels and circuits  affecting
        Building and/or tenant operations are to be performed after normal business hours and coordinated with the Building office in advance, as required.

19. All burning and welding to be performed in occupied or finished areas shall be performed after normal business hours and coordinated with the Building office in advance, as required. Proper ventilation of the work area will be required in order to perform this work.

20. The General Contractor shall provide Landlord's managing agent and the Building office with all approved submittal and closeout documents as well as all required final inspections and Building Department sign-offs just prior to or immediately following completion of construction.

21. Any and all Alterations to the Building sprinkler system (including draining of system) are to be performed after normal business hours and coordinated with the Building office, as required. All costs associated with the shut down, drain and refill of the sprinkler system are reimbursable to Landlord.

22. The General Contractor shall be responsible for any and all daily cleanup required to keep the job site clean throughout the entire course of the Alterations. No debris shall be allowed to accumulate in any public spaces,

23. The General Contractor shall be responsible for proper protection of all existing finishes and construction for Alterations to be performed in common Building areas. All Alterations to be performed in occupied areas outside of the Premises shall be performed after normal business hours and coordinated with the Building office, as required.

24. The General Contractor shall perform any and all hoisting associated with the Alterations after normal business hours. The General Contractor will obtain all required permits and insurance to perform work of this nature. The General Contractor shall specify hoisting methods and provide all required permits and insurance to Landlord's managing agent and the Building office prior to commencement of Alterations.

25. Union labor shall be used by all contractors and subcontractors performing any and all Alterations within the Building. All contractors and subcontractors shall perform all work in a professional manner, and shall work in close harmony with one another as well as with the Building management and maintenance personnel.

26. The General Contractor shall forward complete copies of all approved contractor submittal, and Building and Fire Department sign-offs and Statement of Responsibility forms, to the Building office immediately following completion of construction.

27. Two (2) complete sets of "as-built" Final Plans and an additional set in an acceptable electronic format must be delivered to Landlord upon final completion of the Alterations.

CONFORMED COPY

                             INSURANCE REQUIREMENTS

LIABILITY LIMITATIONS
---------------------

A. Comprehensive or Commercial General Liability Insurance written on an occurrence basis, to afford protection of $5,000.000 combined single limit for personal injury, bodily injury and/or death and Broad Form property damage arising out of any one occurrence (or such lesser amounts as may be commercially reasonable with respect to the insurance to be maintained by any subcontractors); and which insurance shall include coverage for premises-operations (including explosion, collapse and underground coverage), elevators, contractual liability, owner's and contractor's protective liability, and completed operations liability.

B. Comprehensive Auto Liability Insurance covering the use of all owned, non-owned and hired vehicles providing bodily injury and property damage coverage, all on a per occurrence basis, at a combined single limit of $1,000,000.

C.      Worker's   Compensation   Insurance  providing  statutory  benefits  for
        contractor's employees and Employer's Liability Coverage in an amount not less than $100,000/$500,000/$100,000.

D.      Property coverage damage to or loss of use of contractor's equipment.

CERTIFICATE HOLDER
------------------
EBS Fifth Property Associates LLC
c/o Emmes Realty Services LLC
420 Lexington Avenue
New York, New York 10170

ADDITIONAL INSUREDS
-------------------

EBS Fifth Property Associates LLC
c/o Emmes Realty Services LLC
420 Lexington Avenue
New York, New York 10170

EBS Duo LLC
c/o Emmes Asset Management Company LLC
420 Lexington Avenue
New York, New York 10170

Emmes EBS MM LLC
c/o Emmes Asset Management Company LLC
420 Lexington Avenue
New York, New York 10170

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Salomon Brothers Realty Corp.
388 Greenwich Street, 11th Floor
New York, New York 10013

Emmes Asset Management Company LLC
420 Lexington Avenue
New York, New York 10170

Emmes Realty Services LLC
420 Lexington Avenue
New York, New York 10170


In addition to listing each of the Additional Insured parties, as noted above, the Certificate of Insurance, general liability form, shall state that "The General Aggregate limit applies separately to each project."


The name and address of the Additional Insureds shall appear on the Certificate of Insurance. The insurance agent's address and telephone number is also required.

CONFORMED COPY

                                   SCHEDULE E

                         LANDLORD'S WINDOW INSTALLATION


I. Landlord agrees, at its sole cost and expense and without charge to Tenant, to provide and install now exterior windows throughout the tenth floor of the Building (including the Tenth Floor Expansion Space), which Work shall be of design, capacity, finish and color of the standard adopted by Landlord for the Building (which shall be comparable to the windows presently installed in the Eleventh Floor).

II. Landlord and Tenant acknowledge that the window installation involves the procurement of long lead items and, accordingly, may be performed simultaneously with Tenant's Initial Alteration and/or after Tenant has taken possession of the Tenth Floor Space for the conduct of its business therein. Landlord shall schedule the window installation after consultation with Tenant and shall use reasonable efforts to minimize unreasonable interference with Tenant's use and occupancy of the Tenth Floor Space in finalizing the schedule. However, once the window installation begins, Landlord shall have the right to complete the window installation on a continuous, uninterrupted schedule without Tenant interference. Tenant acknowledges that the window installation shall be performed at such times, including normal business hours, and in such a manner as Landlord shall reasonably determine; provided, however, Landlord and Tenant agree to mutually cooperate with one another to avoid unreasonable interference with Tenant's Initial Alteration or Tenant's use and enjoyment of the Tenth Floor Space during the performance of the window installation. In addition, Tenant agrees (i) not interfere with the performance of the window installation and shall coordinate Tenant's Initial Alteration so that it does not interfere with the performance of the window installation, (ii) to cooperate with Landlord or Landlord's agent during the performance of such work, including, but not limited to, the temporary removal and relocation of Tenant's fixtures, equipment and other personalty by Tenant, to the extent reasonably necessary, and (iii) to release Landlord from all losses, costs, damages and expenses incurred as a result of such work, unless any such loss, cost, damage or expense arises from Landlord's negligence or willful misconduct.

CONFORMED COPY


                                         Exhibit C

                                           FF&E

-------------------------------------------------------------------------------------------------
                          10th     11th
                          ----     ----
          Item            Floor    Floor                        Description
          ----            -----    -----                        -----------
-------------------------------------------------------------------------------------------------
PO-1                                 36
-------------------------------------------------------------------------------------------------
PO-2                        8
-------------------------------------------------------------------------------------------------
PO-3
-------------------------------------------------------------------------------------------------
PO-4
-------------------------------------------------------------------------------------------------
PO-5
-------------------------------------------------------------------------------------------------
PO-6
-------------------------------------------------------------------------------------------------
PO-7
-------------------------------------------------------------------------------------------------
Interior Offices            8
-------------------------------------------------------------------------------------------------
Conf. Rms.                  2        2
-------------------------------------------------------------------------------------------------
Lg. Conf. Tables            3        3     Technion-10th fl. 1-118x48,
                                           2-48x96 11th fl 3-48 x 96           Brown    Laminate
                                           10th fl - 1 - 48" diam, 1-36"
                                           diam wd lam, 1-36: versteel -
                                           11th fl
-------------------------------------------------------------------------------------------------
Sm. Conf. Tables            5        2     3-36: diam.
-------------------------------------------------------------------------------------------------
Conf. Chairs                         8     Steelcase                           Black
-------------------------------------------------------------------------------------------------
Desk Chairs                112      125    Teknion/Amicus                      Black    Wheels
-------------------------------------------------------------------------------------------------
Desks                       19       70    Teknion - 29" x 60"                 Brown    Laminate
-------------------------------------------------------------------------------------------------
Rolling Desk                6              Teknion - 29" x 60"                 Grey top Laminate
-------------------------------------------------------------------------------------------------
Returns                     13       67    Teknion - 23" x 36"                 Brown    Laminate
                                           Teknion - 5' x 5' 10th fl - 6' x 6'
-------------------------------------------------------------------------------------------------
Cubicles                    90       51    11th fl.
-------------------------------------------------------------------------------------------------
Ref Furn
-------------------------------------------------------------------------------------------------
Trading Desks
-------------------------------------------------------------------------------------------------
Side Chairs                 49      105    Teknion Black Amicus
                                           Guest Chairs                     Black
-------------------------------------------------------------------------------------------------
Files
-----
-------------------------------------------------------------------------------------------------
36" - 2 Drawer              17       17    Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
36" - 3 Drawer                             Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
36" - 4 Drawer                             Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
36" - 5 Drawer              37       45    Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
30" - 2 Drawer                       6     Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
30" - 5 Drawer                             Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
18" - 2 Drawer                             Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
15" - 2 Drawer              82             Teknion/Chronicle                Black       Metal
-------------------------------------------------------------------------------------------------
30" - 4 Drawer                             Teknion/Chronicle                Black       Meal
-------------------------------------------------------------------------------------------------

CONFORMED COPY


-------------------------------------------------------------------------------------------------
                          10th     11th
                          ----     ----
          Item            Floor    Floor                        Description
          ----            -----    -----                        -----------
-------------------------------------------------------------------------------------------------
Pedestal                    99             Teknion                             Black    Metal
-------------------------------------------------------------------------------------------------
Trading Pedestals
-----------------
-------------------------------------------------------------------------------------------------
2 Door Cabinets             2              Teknion                             Black
(36x36)
-------------------------------------------------------------------------------------------------
Book Shelves                         24    Teknion-36" x 5' black, 5 shelves   Black
-------------------------------------------------------------------------------------------------
Refrigerators               1        2     GE 34 1/2" x 67  1/2" white         White
-------------------------------------------------------------------------------------------------
Microwaves                  1        2     GE - 23 1/2" white                  White
-------------------------------------------------------------------------------------------------
Couches                              4     Black Leather w/2 side chairs       Black/Wood
-------------------------------------------------------------------------------------------------